Exhibit 10.3

TELEFLEX 401(k) SAVINGS PLAN

Amended and Restated Effective as of January 1, 2014

DEFINITIONS	2
SECTION 1.01ACCOUNT    2
SECTION 1.02ACCOUNTING DATE    2
SECTION 1.03ADDITIONAL MATCHING CONTRIBUTIONS    2
SECTION 1.04ADDITIONAL MATCHING CONTRIBUTION ACCOUNT    2
SECTION 1.05AFTER-TAX CONTRIBUTIONS    2
SECTION 1.06AFTER-TAX CONTRIBUTION ACCOUNT    2
SECTION 1.07BENEFICIARY    2
SECTION 1.08BOARD    3
SECTION 1.09CATCH-UP CONTRIBUTIONS    3
SECTION 1.10CATCH-UP CONTRIBUTION ACCOUNT    3
SECTION 1.11CODE    3
SECTION 1.12COMMITTEE    3
SECTION 1.13COMPANY    3
SECTION 1.14COMPENSATION    3
SECTION 1.15COVERED PARTICIPANT    5
SECTION 1.16DISABILITY    6
SECTION 1.17EFFECTIVE DATE    6
SECTION 1.18ELECTIVE DEFERRAL CONTRIBUTIONS    6
SECTION 1.19ELECTIVE DEFERRAL CONTRIBUTION ACCOUNT    6
SECTION 1.20ELIGIBLE EMPLOYEE    6
SECTION 1.21EMPLOYEE    7
SECTION 1.22EMPLOYER    8
SECTION 1.23ERISA    8
SECTION 1.24ESOP LOAN    8
SECTION 1.25ESOP STOCK    8
SECTION 1.26ESOP STOCK FUND    8
SECTION 1.27FIVE-PERCENT OWNER    8
SECTION 1.28FORMER PARTICIPANT    8
SECTION 1.29FULL-TIME EMPLOYEE    9
SECTION 1.30HIGHLY COMPENSATED EMPLOYEE    9
SECTION 1.31INCOME    9
SECTION 1.32INVESTMENT MANAGER    9
SECTION 1.33LEASED EMPLOYEE    9
SECTION 1.34LIMITATION YEAR    10
SECTION 1.35MATCHING CONTRIBUTIONS    10
SECTION 1.36MATCHING CONTRIBUTION ACCOUNT    10
SECTION 1.37NET PROFIT    10
SECTION 1.38NONFORFEITABLE    10
SECTION 1.39NONFORFEITABLE ACCOUNT BALANCE    10
SECTION 1.40NON-HIGHLY COMPENSATED EMPLOYEE    10
SECTION 1.41NON-SAFE HARBOR MATCHING CONTRIBUTIONS    10
SECTION 1.42NON-SAFE HARBOR MATCHING CONTRIBUTION ACCOUNT    11
SECTION 1.43NORMAL RETIREMENT DATE    11
SECTION 1.44PART-TIME EMPLOYEE    11
SECTION 1.45PARTICIPANT    11
SECTION 1.46PARTICIPATING EMPLOYER    11
SECTION 1.47PLAN    11
SECTION 1.48PLAN ADMINISTRATOR    11
SECTION 1.49PLAN YEAR    11
SECTION 1.50PROFIT SHARING CONTRIBUTIONS    11
SECTION 1.51PROFIT SHARING CONTRIBUTION ACCOUNT    11
SECTION 1.52QUALIFIED MATCHING CONTRIBUTIONS    11
SECTION 1.53QUALIFIED MATCHING CONTRIBUTION ACCOUNT    12
SECTION 1.54QUALIFIED NON-ELECTIVE CONTRIBUTIONS    12
SECTION 1.55QUALIFIED NON-ELECTIVE CONTRIBUTION ACCOUNT    12
SECTION 1.56RELATED EMPLOYERS    12
SECTION 1.57REQUIRED BEGINNING DATE    12
SECTION 1.58ROLLOVER CONTRIBUTIONS    12
SECTION 1.59ROLLOVER CONTRIBUTION ACCOUNT    12
SECTION 1.60ROTH ELECTIVE DEFERRAL CONTRIBUTIONS    12
SECTION 1.61ROTH ELECTIVE DEFERRAL CONTRIBUTION ACCOUNT    13
SECTION 1.62SAFE HARBOR MATCHING CONTRIBUTIONS    13
SECTION 1.63SAFE HARBOR MATCHING CONTRIBUTION ACCOUNT    13
SECTION 1.64SERVICE AND BREAK-IN-SERVICE DEFINITIONS    13
SECTION 1.65SPOUSE    17
SECTION 1.66STOCK    17
SECTION 1.67TRANSFER ACCOUNT    18
SECTION 1.68TRANSFER CONTRIBUTIONS    18
SECTION 1.69TREASURY REGULATIONS    18
SECTION 1.70TRUST    18
SECTION 1.71TRUST FUND    18
SECTION 1.72TRUSTEE    18
SECTION 1.73UNALLOCATED ESOP STOCK ACCOUNT    18
SECTION 1.74VALUATION DATE    18
SECTION 1.75TERMS DEFINED ELSEWHERE    18

ELIGIBILITY AND PARTICIPATION	20
SECTION 2.01ELIGIBILITY AND PARTICIPATION    20
SECTION 2.02ENROLLMENT    21
SECTION 2.03PARTICIPATION UPON RE-EMPLOYMENT    21
SECTION 2.04TRANSFERS BETWEEN PARTICIPATING EMPLOYERS    22
SECTION 2.05TIME OF PARTICIPATION – EXCLUDED EMPLOYEES    22
SECTION 2.06CHANGES IN PARTICIPANT’S JOB CLASSIFICATION    22

CONTRIBUTIONS	24
SECTION 3.01INDIVIDUAL ACCOUNTS    24
SECTION 3.02PARTICIPANT CONTRIBUTIONS    24
SECTION 3.03CHANGES AND SUSPENSIONS OF ELECTIVE DEFERRAL CONTRIBUTIONS, CATCH-UP CONTRIBUTIONS AND/OR ROTH ELECTIVE DEFERRAL CONTRIBUTIONS    28
SECTION 3.04WITHDRAWAL OF AUTOMATIC ELECTIVE DEFERRAL CONTRIBUTIONS    28
SECTION 3.05MATCHING AND QUALIFIED MATCHING CONTRIBUTIONS    29
SECTION 3.06MATCHING CONTRIBUTION ALLOCATION AND ACCRUAL OF BENEFIT    31
SECTION 3.07PROFIT SHARING CONTRIBUTIONS    31
SECTION 3.08PROFIT SHARING CONTRIBUTION ALLOCATION AND ACCRUAL OF BENEFIT    32
SECTION 3.09AFTER-TAX CONTRIBUTIONS    33
SECTION 3.10QUALIFIED NON-ELECTIVE CONTRIBUTIONS    33
SECTION 3.11TIME OF PAYMENT OF CONTRIBUTION    36
SECTION 3.12FORM OF PAYMENT OF EMPLOYER CONTRIBUTIONS    36
SECTION 3.13ALLOCATION OF FORFEITURES    36
SECTION 3.14ROLLOVER AND TRANSFER CONTRIBUTIONS    36
SECTION 3.15RETURN OF CONTRIBUTIONS    37
SECTION 3.16RELEASE OF ESOP STOCK FOR ALLOCATION    37
SECTION 3.17MATCHING CONTRIBUTIONS - ESOP STOCK ALLOCATIONS    39
SECTION 3.18ALLOCATION OF EXCESS MATCHING CONTRIBUTIONS    39
SECTION 3.19UNALLOCATED ESOP STOCK ACCOUNT    39
SECTION 3.20FURTHER REDUCTIONS OF CONTRIBUTIONS    40

TERMINATION OF SERVICE; PARTICIPANT VESTING	41
SECTION 4.01VESTING    41
SECTION 4.02INCLUDED YEARS OF SERVICE – VESTING    46
SECTION 4.03FORFEITURE OCCURS    46
SECTION 4.04RESTORATION OF FORFEITED PORTION OF ACCOUNT    46
SECTION 4.05TRANSFERS BETWEEN PARTICIPATING EMPLOYERS    47
SECTION 4.06CASH-OUT DISTRIBUTIONS TO PARTIALLY-VESTED PARTICIPANTS    47

TIME AND METHOD OF PAYMENT OF BENEFITS	49
SECTION 5.01DISTRIBUTION UPON SEVERANCE FROM EMPLOYMENT ON OR AFTER NORMAL RETIREMENT DATE    49
SECTION 5.02DISTRIBUTION UPON SEVERANCE FROM EMPLOYMENT PRIOR TO NORMAL RETIREMENT DATE    49
SECTION 5.03TIME OF DISTRIBUTION OF ACCOUNT BALANCE    50
SECTION 5.04DISTRIBUTIONS UPON DEATH    51
SECTION 5.05DESIGNATION OF BENEFICIARY    52
SECTION 5.06FAILURE OF BENEFICIARY DESIGNATION    53
SECTION 5.07OTHER RULES GOVERNING THE TIME OF PAYMENT OF BENEFITS    53
SECTION 5.08FORM OF BENEFIT PAYMENTS    53
SECTION 5.09OPTION TO HAVE COMPANY PURCHASE ESOP STOCK    54
SECTION 5.10MINIMUM DISTRIBUTION REQUIREMENTS    55
SECTION 5.11DISTRIBUTION OF AMOUNTS ATTRIBUTABLE TO TRUSTEE-TO-TRUSTEE TRANSFER FROM THE INMED CORPORATION EMPLOYEE SAVINGS/RETIREMENT INCOME PLAN    60
SECTION 5.12DISTRIBUTION OF AMOUNTS ATTRIBUTABLE TO TRUSTEE-TO-TRUSTEE TRANSFER FROM THE MATTATUCK MANUFACTURING CO. & UAW LOCAL #1251 MONEY PURCHASE PLAN    60
SECTION 5.13DISTRIBUTION OF AMOUNTS ATTRIBUTABLE TO TRUSTEE-TO-TRUSTEE TRANSFER FROM THE HUDSON RESPIRATORY CARE, INC. PROFIT SHARING PLAN    61
SECTION 5.14SPECIAL RULES FOR TRANSFER ACCOUNTS    61
SECTION 5.15DISTRIBUTIONS UNDER DOMESTIC RELATIONS ORDERS    61
SECTION 5.16LOST PARTICIPANT OR BENEFICIARY    62
SECTION 5.17FACILITY OF PAYMENT    62
SECTION 5.18NO DISTRIBUTION PRIOR TO SEVERANCE FROM EMPLOYMENT, DEATH OR DISABILITY    63
SECTION 5.19DISTRIBUTION OF ASSETS TRANSFERRED FROM A MONEY PURCHASE PENSION PLAN    64
SECTION 5.20WRITTEN INSTRUCTION NOT REQUIRED    64

WITHDRAWALS, DIRECT ROLLOVERS AND WITHHOLDING, LOANS	66
SECTION 6.01HARDSHIP WITHDRAWALS    66
SECTION 6.02SPECIAL WITHDRAWAL RULES APPLICABLE TO AFTER-TAX AND ROLLOVER CONTRIBUTIONS    68
SECTION 6.03WITHDRAWALS UPON ATTAINMENT OF AGE 59½    68
SECTION 6.04DISTRIBUTION/REINVESTMENT ELECTIONS    68
SECTION 6.05DIRECT ROLLOVER AND WITHHOLDING RULES    68
SECTION 6.06LOANS TO PARTICIPANTS    70
SECTION 6.07SPECIAL WITHDRAWAL RULES APPLICABLE TO TRANSFER ACCOUNTS    71
SECTION 6.08QUALIFIED RESERVIST DISTRIBUTIONS    71

VOTING AND TENDER OF STOCK AND ESOP STOCK	73
SECTION 7.01VOTING OF STOCK AND ESOP STOCK    73
SECTION 7.02TENDER OF STOCK AND ESOP STOCK    73
SECTION 7.03PROCEDURES FOR VOTING AND TENDER    73
SECTION 7.04FAILURE BY PARTICIPANT TO VOTE OR DETERMINE TENDER    73

EMPLOYER ADMINISTRATIVE PROVISIONS	74
SECTION 8.01ESTABLISHMENT OF TRUST    74
SECTION 8.02INFORMATION TO COMMITTEE, PLAN ADMINISTRATOR AND BENEFITS GROUP    74
SECTION 8.03NO LIABILITY    74
SECTION 8.04INDEMNITY OF COMMITTEE, PLAN ADMINISTRATOR AND BENEFITS GROUP    74
SECTION 8.05INVESTMENT FUNDS    74
SECTION 8.06EMPLOYEE STOCK OWNERSHIP PLAN    76

PARTICIPANT ADMINISTRATIVE PROVISIONS	78
SECTION 9.01PERSONAL DATA TO PLAN ADMINISTRATOR AND BENEFITS GROUP    78
SECTION 9.02ADDRESS FOR NOTIFICATION    78
SECTION 9.03ASSIGNMENT OR ALIENATION    78
SECTION 9.04NOTICE OF CHANGE IN TERMS    78
SECTION 9.05PARTICIPANT DIRECTION OF INVESTMENT    78
SECTION 9.06CHANGE OF INVESTMENT DESIGNATIONS    80
SECTION 9.07TRANSFERS AMONG INVESTMENTS    80
SECTION 9.08ESOP DIVERSIFICATION ELECTION    80
SECTION 9.09LITIGATION AGAINST THE TRUST    80
SECTION 9.10INFORMATION AVAILABLE    80
SECTION 9.11PRESENTING CLAIMS FOR BENEFITS    81
SECTION 9.12APPEAL PROCEDURE FOR DENIAL OF BENEFITS    81
SECTION 9.13CLAIMS INVOLVING BENEFITS RELATED TO DISABILITY    82
SECTION 9.14DISPUTED BENEFITS    83
SECTION 9.15USE OF ALTERNATIVE MEDIA    83
SECTION 9.16STATUTE OF LIMITATIONS FOR CIVIL ACTIONS    83

ADMINISTRATION OF THE PLAN	84
SECTION 10.01ALLOCATION OF RESPONSIBILITY AMONG FIDUCIARIES FOR PLAN AND TRUST ADMINISTRATION    84
SECTION 10.02APPOINTMENT AND REMOVAL OF COMMITTEE    84
SECTION 10.03COMMITTEE PROCEDURES    85
SECTION 10.04RECORDS AND REPORTS    85
SECTION 10.05OTHER COMMITTEE POWERS AND DUTIES    85
SECTION 10.06RULES AND DECISIONS    86
SECTION 10.07APPLICATION AND FORMS FOR BENEFITS    86
SECTION 10.08APPOINTMENT OF PLAN ADMINISTRATOR    86
SECTION 10.09PLAN ADMINISTRATOR    86
SECTION 10.10FUNDING POLICY    87
SECTION 10.11FIDUCIARY DUTIES    87
SECTION 10.12ALLOCATION OR DELEGATION OF DUTIES AND RESPONSIBILITIES    88
SECTION 10.13PROCEDURE FOR THE ALLOCATION OR DELEGATION OF FIDUCIARY DUTIES    88
SECTION 10.14SEPARATE ACCOUNTING    88
SECTION 10.15VALUE OF PARTICIPANT'S ACCOUNT    89
SECTION 10.16REGISTRATION AND VOTING OF EMPLOYER COMMON STOCK    89
SECTION 10.17INDIVIDUAL STATEMENT    89
SECTION 10.18AUTOMATIC CONTRIBUTION ARRANGEMENT NOTICE    89
SECTION 10.19FEES AND EXPENSES FROM FUND    90

TOP HEAVY RULES	91
SECTION 11.01MINIMUM EMPLOYER CONTRIBUTION    91
SECTION 11.02ADDITIONAL CONTRIBUTION    91
SECTION 11.03DETERMINATION OF TOP HEAVY STATUS    92
SECTION 11.04TOP HEAVY VESTING SCHEDULE    92
SECTION 11.05DEFINITIONS    93

MISCELLANEOUS	95
SECTION 12.01EVIDENCE    95
SECTION 12.02NO RESPONSIBILITY FOR EMPLOYER ACTION    95
SECTION 12.03FIDUCIARIES NOT INSURERS    95
SECTION 12.04WAIVER OF NOTICE    95
SECTION 12.05SUCCESSORS    95
SECTION 12.06WORD USAGE    95
SECTION 12.07HEADINGS    95
SECTION 12.08STATE LAW    95
SECTION 12.09EMPLOYMENT NOT GUARANTEED    95
SECTION 12.10RIGHT TO TRUST ASSETS    96
SECTION 12.11UNCLAIMED BENEFIT CHECKS    96

EXCLUSIVE BENEFIT, AMENDMENT, TERMINATION	97
SECTION 13.01EXCLUSIVE BENEFIT    97
SECTION 13.02AMENDMENT    97
SECTION 13.03AMENDMENT TO VESTING PROVISIONS    97
SECTION 13.04DISCONTINUANCE    98
SECTION 13.05FULL VESTING ON TERMINATION    98
SECTION 13.06MERGER, DIRECT TRANSFER AND ELECTIVE TRANSFER    99
SECTION 13.07LIQUIDATION OF THE TRUST FUND    100
SECTION 13.08TERMINATION    100

APPENDIX A	DISTRIBUTION OF AMOUNTS ATTRIBUTABLE TO TRANSFER FROM THE INMED CORPORATION EMPLOYEE SAVINGS/RETIREMENT INCOME PLAN A-1

APPENDIX B	DISTRIBUTION OF AMOUNTS ATTRIBUTABLE TO TRANSFER FROM THE MATTATUCK MANUFACTURING CO. & UAW LOCAL #1251 MONEY PURCHASE PLAN B-1

APPENDIX C	INVESTMENT FUNDS C-1

APPENDIX D	PARTICIPATING EMPLOYERS: ELIGIBILITY, CONTRIBUTION AND VESTING PROVISIONS BY LOCATION D-1

APPENDIX E	SPECIAL RULES REGARDING PARTICIPANTS IN THE ARROW INTERNATIONAL, INC. 401(K) PLAN E-1

APPENDIX F	LIMITATIONS ON CONTRIBUTIONS AND ALLOCATIONS F-1

APPENDIX G	SPECIAL RULES REGARDING PARTICIPANTS IN THE VASONOVA, INC. 401(K) PLAN G-1

APPENDIX H	DISTRIBUTION OF AMOUNTS ATTRIBUTABLE TO TRANSFER FROM THE HUDSON RESPIRATORY CARE, INC. PROFIT SHARING PLAN H-1

APPENDIX I	PARTICIPANT LOAN POLICY I-1

TELEFLEX 401(k) SAVINGS PLAN
Teleflex Incorporated, a Pennsylvania corporation, (the “Company”) hereby amends and restates in its entirety the Teleflex 401(k) Savings Plan, generally effective as of January 1, 2014, unless otherwise stated herein. The Plan, originally adopted effective as of July 1, 1985, and was formerly known as the Teleflex Incorporated Voluntary Investment Plan.
The Plan has been routinely amended on a timely basis to comply with all applicable laws and required statutory changes. The Plan was most recently restated in 2009 to comply with the requirements reflected in Internal Revenue Service Notice 2008-108, the Pension Protection Act of 2006, as subsequently amended by the Worker, Retiree, and Employer Recovery Act of 2008, the Heroes Earnings Assistance and Relief Tax Act of 2008, and other applicable requirements of Section 401(a) and 501(a) of the Internal Revenue Code of 1986, as amended (the “Code”). The Plan was subsequently amended from time to time and is hereby restated again in connection with its submission to the Internal Revenue Service for an updated determination letter concerning its tax qualified status. Special effective dates are included with respect to a number of provisions as necessary to conform to amendments to the Code and the Treasury Regulations promulgated thereunder and the 2013 Cumulative List of Changes in Plan Qualification Requirements provided in Internal Revenue Service Notice 2013-84.
The Company intends that the Plan be qualified under Section 401(a) of the Code, with a cash or deferred arrangement qualified under Section 401(k) of the Code and a trust exempt from taxation under Section 501(a) of the Code. The Plan is composed of both an employee stock ownership plan (“ESOP”), as defined in Section 4975(e)(7) of the Code and a profit sharing plan pursuant to the requirements of Code Section 401(a)(27). The ESOP is designed to invest primarily in qualifying employer securities and is comprised of the ESOP Stock Fund.
The purpose of this Plan is to encourage Eligible Employees to accumulate savings for retirement and to further their financial independence by affording them an opportunity to make systematic contribution to the Plan, supplemented by contributions made by the Employer. The provisions of this Plan shall apply only to an Employee who experiences a Severance from Employment with an Employer on or after the Effective Date. Unless otherwise indicated herein, the rights and benefits, if any, of an Employee who incurred a Severance from Employment prior to the Effective Date shall be determined in accordance with the prior provisions of the Plan in effect on the date of his Severance from Employment.
ARTICLE I.
DEFINITIONS
Each word and phrase defined in this Article I shall have the following meaning whenever such word or phrase is capitalized and used herein unless a different meaning is clearly required by context.
Section 1.01    Account. The separate bookkeeping account that the Plan Administrator or the Trustee shall maintain for a Participant pursuant to Section 10.14 of this Plan.
Section 1.02    Accounting Date. The last day of the Plan Year.
Section 1.03    Additional Matching Contributions. Contributions made to the Plan by the Employer pursuant to Section 3.05.C.
Section 1.04    Additional Matching Contribution Account. The portion of a Participant’s Account credited with Additional Matching Contributions under Section 3.05.C., together with any income, gains and losses credited thereto.
Section 1.05    After-Tax Contributions. A Participant’s voluntary, after-tax contributions made to his After-Tax Contributions Account. No After-Tax Contributions are permitted to be made after December 31, 1986.
Section 1.06    After-Tax Contribution Account. The portion of a Participant’s Account to which a Participant's After-Tax Contributions were allocated prior to January 1, 1987, together with any income, gains and losses credited thereto.
Section 1.07    Beneficiary.

A.	The Participant’s Spouse;

B.
The person, persons or trust designated by the Participant, with the consent of the Participant’s Spouse if the Participant is married, as direct or contingent beneficiary in a manner prescribed by the Plan Administrator; or

C.	If the Participant has no Spouse and has made no effective Beneficiary designation, the Participant’s estate.
A married Participant may designate a person, persons or trust other than his Spouse as Beneficiary, provided that such Spouse consents in writing in a manner prescribed by the Plan Administrator. The Spouse’s consent must be witnessed by a notary public or the Plan Administrator (or its representative) and must be limited to and acknowledge the specific non-Spouse Beneficiary(ies) (including any class of Beneficiaries) designated by the Participant. If the Participant wishes to subsequently change Beneficiary(ies), the consent of the Spouse must be obtained again. Spousal consent shall not be required if the Participant establishes to the satisfaction of the Plan Administrator that the consent cannot be obtained because the Spouse cannot be located or because of such other circumstances as the Secretary of the Treasury may prescribe by regulations. A subsequent Spouse of a Participant shall not be bound by a consent executed by any previous Spouse of the Participant.
Any prior designation of a Beneficiary shall be revocable at the election of the Participant at any time in the manner and form prescribed by the Plan Administrator until the payment commencement date. The number of revocations shall not be limited. If more than one Beneficiary is designated by the Participant, such Beneficiaries who survive the Participant shall share equally in any death benefit unless the Participant indicates to the contrary, in writing. If a Beneficiary predeceases the Participant, such deceased Beneficiary shall not share in any death benefit and those Beneficiaries who survive the Participant shall share in any death benefit equally, or, if different, in the proportions designated by the Participant. A Beneficiary’s right to (and the Plan Administrator’s, the Committee’s, or the Trustee’s duty to provide to the Beneficiary) information or data concerning the Plan does not arise until the Beneficiary first becomes entitled to receive a benefit under the Plan.
The termination of a Participant’s marriage shall not automatically result in a revocation or change of the Participant’s Beneficiary designation. Except as provided to the contrary under a qualified domestic relations order: (i) a Participant may, subsequent to a divorce, designate someone other than his former Spouse as Beneficiary; and (ii) if a divorced Participant remarries, the new Spouse shall have all of the rights of a Spouse as set forth herein and any prior written Beneficiary designation by the Participant shall be automatically revoked and subject to the rights of the subsequent Spouse. If an alternate payee under a qualified domestic relations order, as defined in Code Section 414(p), should die before payment of the benefit assigned to the alternate payee occurs, the portion of the Participant’s Account assigned to the alternate payee shall revert to the Participant unless the qualified domestic relations order permits the alternate payee to designate a Beneficiary and a Beneficiary has in fact been designated to whom the benefit may be paid.
Section 1.08    Board. The Board of Directors of the Company or any committee thereof.
Section 1.09    Catch-Up Contributions. For each calendar year, the pre-tax contributions made to the Plan by a Participating Employer in accordance with and subject to the limitations of Section 414(v) of the Code at the election of a Participant who has reached age 50 before the close of the calendar year. Such Catch-Up Contributions shall not be taken into account for purposes of the provisions of the Plan implementing the required limitations of Sections 402(g) and 415 of the Code. The Plan shall not be treated as failing to satisfy the requirements of Sections 401(k)(3), 401(k)(11), 401(k)(13), 410(b) or 416 of the Code by reason of making such Catch-Up Contributions.
Section 1.10    Catch-Up Contribution Account. That portion of a Participant's Account credited with Catch-Up Contributions under Section 3.02.B., together with any income, gains and losses credited thereto.
Section 1.11    Code. The Internal Revenue Code of 1986, as it may be amended from time to time.
Section 1.12    Committee. The Teleflex Incorporated Benefits Policy Committee or any successor thereto. The Committee is the “plan administrator”, as defined in ERISA, and a named fiduciary of the Plan.
Section 1.13    Company. Teleflex Incorporated, a Pennsylvania corporation.
Section 1.14    Compensation.

A.
Compensation. The total cash remuneration paid to a Participant by the Employer, as defined in Code Section 3401(a), for purposes of income tax withholding at the source, for personal services rendered during the period considered as Service, including overtime payments, plus “Elective Contributions” made by the Employer on the Employee’s behalf. Elective Contributions are amounts excludable from the Employee’s gross income under Code Section 402(e)(3) (relating to a Code Section 401(k) arrangement), Code Section 402(h) (relating to a Simplified Employee Pension), Code Section 125 (relating to a cafeteria plan), Code Section 403(b) (relating to a tax-sheltered annuity) or Code Section 132(f)(4) (relating to a qualified transportation fringe benefit). Compensation includes compensation paid by the Employer to an Employee through another person under the common paymaster provisions of Code Sections 3121(s) and 3306(p). Compensation does not include contributions by the Employer to this or any other plan or plans for the benefits of its employees, except as otherwise expressly provided in this Section 1.14, or amounts identified by the Employer as expense allowances or reimbursements, fringe benefits (cash and noncash) (including severance pay benefits), moving expenses, non-qualified deferred compensation (contributions and distributions), and welfare benefits, regardless of whether such amounts are treated as wages under the Code. By way of clarification and not limitation, for purposes of the preceding sentence, “welfare benefits” do not include short-term disability benefits paid out of an Employer’s general assets. Any reference in this Plan to Compensation is a reference to the definition in this Section 1.14, unless the Plan reference specifies a modification to this definition. Except as provided herein, the Plan Administrator shall take into account only Compensation actually paid by the Employer during the Plan Year to which reference is made.

Amounts referenced under Code Section 125 include any amounts not available to a Participant in cash in lieu of group health coverage because the Participant is unable to certify that he has other health coverage. An amount will be treated as an amount under Code Section 125 only if the Employer does not request or collect information regarding the Participant's other health coverage as part of the enrollment process for the health plan.

B.
Compensation shall include Post-Severance Compensation paid by the later of: (i) two and one-half (2½) months (or such other period as extended by subsequent regulations or other published guidance) after Severance from Employment with the Employer; or (ii) the end of the Limitation Year that includes the date of the Employee’s Severance from Employment with the Employer. “Post-Severance Compensation” means payments that would have been included in the definition of Compensation if they were paid prior to the Employee’s Severance from Employment and the payments are regular Compensation for Services during the Participant’s regular working hours, Compensation for Services outside the Participant’s regular working hours (such as overtime or shift differential), commissions, bonuses, or other similar compensation, if the payments would have been paid to the Employee if the Employee had continued in employment with the Employer. Any payments not described in the preceding sentence are not considered Post-Severance Compensation if paid after Severance from Employment, except for payments (i) to an individual who does not currently perform services for the Employer by reason of “Qualified Military Service,” as defined in Code Section 414(u)(5), to the extent these payments do not exceed the amounts the individual would have received if the individual had continued to perform services for the Employer; or (ii) to any Participant who is permanently and totally disabled for a fixed or determinable period, as determined by the Committee. For purposes of this Section 1.14.A., “permanently and totally disabled” means that the individual is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or which has lasted or can be expected to last for a continuous period of not less than 12 months.

Back pay, within the meaning of Treasury Regulations Section 1.415(c)-2(g)(8), shall be treated as Compensation for the Limitation Year to which the back pay relates to the extent the back pay represents an amount that would otherwise be Compensation.
Compensation shall also include any differential wage payments (as defined in Code Section 3401(h)(2)) made by the Employer after December 31, 2008, as required by Code Section 414(u)(12), as amended by the Heroes Earnings Assistance and Relief Tax Act of 2008 (the “HEART Act”).

C.
Compensation Limit. In addition to other applicable limitations set forth in the Plan, and notwithstanding any other provisions of the Plan to the contrary, the annual Compensation of each Employee taken into account under the Plan shall not exceed the “Compensation Limitation” under Code Section 401(a)(17) in effect for the applicable Determination Period as defined herein. Effective January 1, 2014, the Compensation Limitation is $260,000, and is subject to cost of living adjustments in future years in accordance with Code Section 401(a)(17)(B) and applicable statutory changes. Any such cost of living adjustment or statutory change in effect for a calendar year applies to any period, not exceeding 12 months, over which Compensation is determined (the “Determination Period”) beginning in such calendar year. If a Determination Period consists of fewer than 12 months, the Compensation Limitation will be multiplied by a fraction, the numerator of which is the number of months in the Determination Period, and the denominator of which is 12. Any reference in this Plan to the limitation under Section 401(a)(17) of the Code shall mean the Compensation Limitation set forth in this provision.

D.
Compensation – Special Rules. For purposes of determining whether the Plan discriminates in favor of Highly Compensated Employees, the Employer may elect to use an alternate nondiscriminatory definition of Compensation, in accordance with the requirements of Code Section 414(s) and the Treasury Regulations promulgated thereunder. In determining Compensation (for purposes of determining whether the Plan discriminates in favor of Highly Compensated Employees), the Employer may elect to include as Compensation all Elective Contributions made by the Employer on behalf of Employees. The Employer's election to include Elective Contributions must be consistent and uniform with respect to Employees and all plans of the Employer for any particular Plan Year. The Employer may make this election to include Elective Contributions for nondiscrimination testing purposes, irrespective of whether Elective Contributions are included in the general definition of Compensation applicable to the Plan. “Elective Contributions” are amounts excludible from the Employee’s gross income under Code Sections 402(e)(3), 402(h), 125, 132(f)(4), or 403(b).

Section 1.15    Covered Participant. A Participant who is an Eligible Employee and who does not have an affirmative election in effect on January 1, 2009 regarding Elective Deferral Contributions and each Eligible Employee who first becomes a Participant on or after January 1, 2009, unless a collective bargaining agreement that governs the Participant’s employment with the Employer does not provide for the automatic Elective Deferral Contributions described in Section 3.02.C. An Arrow Union Participant is not a Covered Participant. An “Arrow Union Participant” is a Participant who is an hourly-rated Employee at the Berks County, Pennsylvania location of Arrow International, Inc. (“Arrow”) and a member of the production and maintenance collective bargaining unit at the Berks County, Pennsylvania location of Arrow.
Section 1.16    Disability. A physical or mental condition that has qualified the Employee for benefits under the Employer's long-term disability plan and will prevent the Employee from satisfactorily performing his usual duties for the Employer or the duties of such other position or job that the Employer makes available to him and for which such Employee is qualified by reason of his training, education or experience, for an indefinite period that the Plan Administrator considers will be of long-continued duration. The Plan considers a Participant disabled on the date that the Participant has satisfied the requirements for disability benefits under the applicable long-term disability plan. If the Participant is not eligible for long-term disability benefits, the Participant shall be considered disabled upon qualifying for Social Security disability benefits.
Section 1.17    Effective Date. January 1, 2014, the date on which the provisions of this amended and restated Plan become effective, except as otherwise provided herein. In addition, the provisions of Plan with respect to the Employees of a Participating Employer may be subject to a different Effective Date, as specified in Appendix D hereto. The original Effective Date of the Plan was July 1, 1985.
Section 1.18    Elective Deferral Contributions. Pre-tax contributions made to the Plan by the Employer at the election of the Participant (or deemed election of the Participant), in lieu of receipt of current Compensation.
Section 1.19    Elective Deferral Contribution Account. That portion of a Participant’s Account credited with Elective Deferral Contributions under Sections 3.02.A. and C., together with any income, gains and losses credited thereto.
Section 1.20    Eligible Employee. Any Employee who has attained age 21 (or such lower age as is specified in an Appendix hereto) other than:

A.
An Employee who is not compensated on a salaried basis, unless such Employee is employed and compensated on an hourly-paid basis by an Employer that has adopted the Plan for the benefit of any or all of its hourly-paid Employees, and the Employee is such an hourly-paid Employee;

B.
An Employee who is a member of a unit of Employees as to which there is evidence that retirement benefits were the subject of good faith collective bargaining, unless a collective bargaining agreement covering those Employees provides for their participation in the Plan;

C.	An Employee who is a Leased Employee;

D.	An Employee who is a non-resident alien and who has no income from sources within the United States;

E.	An individual who has been classified by an Employer as an independent contractor, notwithstanding a later contrary determination by any court or governmental agency;

F.	An individual who has been classified by an Employer as a per diem employee, intern or special project employee;

G.
An individual who performs Services for an Employer but who is paid by a temporary or other employment or staffing agency, whether or not such individual is determined by any court or governmental agency to be a common-law employee of the Employer;

H.
An Employee who has made a one-time irrevocable election to waive participation in the Plan; such an election must be made no later than the date that the Employee first becomes eligible to participate in the Plan or any other plan or arrangement of the Employer that is described in Code Section 219(g)(5)(A);

I.	An Employee who has agreed in writing that he is not entitled to participate in the Plan; and

J.	An Employee who is a member of a class of Employees who are excluded from participation in the Plan, if any, as specified in an Appendix hereto.
The Plan Administrator shall interpret the list of persons who are ineligible to participate in the Plan, as set forth above, to comply with Code Section 410(a)(1).
Section 1.21    Employee.

A.	An individual who is employed by the Employer and whose earnings are reported on a Form W-2;

B.
An individual who is not employed by the Employer but is required to be treated as a Leased Employee (as defined in Section 1.33); provided that if the total number of Leased Employees constitutes 20% or less of the Employer’s non-highly compensated work force, within the meaning of Section 414(a)(5)(c)(ii) of the Code, the term “Employee” shall not include those Leased Employees covered by a “safe harbor” plan described in Section 414(n)(5)(i) of the Code; and

C.	When required by context under Section 1.64 for purposes of crediting Hours of Service, a former Employee.
The term “Employee” shall not include any individual providing services to the Employer as an independent contractor. An individual excluded from participation by reason of independent contractor or Leased Employee status, if determined by the Plan Administrator, a court, a governmental agency, or in accordance with law to be a common law employee of the Employer, shall be recharacterized as an Employee under the Plan as of the date of such determination, unless an earlier date is necessary to preserve the tax qualified status of the Plan. Notwithstanding such general recharacterization, such person shall not be considered an Eligible Employee for purposes of Plan participation, except and to the extent necessary to preserve the tax qualified status of the Plan.
Effective January 1, 2009, an Employee includes any individual in Qualified Military Service who is receiving differential wage payments (as defined in Code Section 3401(h)(2)) from the Employer solely for the purposes of providing contributions, benefits and Service credit with respect to such Qualified Military Service, as applicable.
Section 1.22    Employer. The Company and the Participating Employers that have ratified and adopted this Plan in a manner satisfactory to, and with the consent of, the Company, as listed in Appendix D. Whenever the terms of this Plan authorize the Employer or the Company to take any action, such action shall be considered properly authorized if taken by the Board, the Chairman of the Board, any committee of the Board, or by the Committee for the Plan in accordance with its procedures under Section 10.03 hereof.
Section 1.23    ERISA. The Employee Retirement Income Security Act of 1974, as amended, or as it may be amended from time to time.
Section 1.24    ESOP Loan. A loan made to the ESOP portion of the Plan by a disqualified person or a loan to the ESOP portion of the Plan which is guaranteed by a disqualified person. An ESOP Loan includes a direct loan of cash, a purchase-money transaction, and an assumption of the obligations of the ESOP portion of the Plan. “Guarantee” includes an unsecured guarantee and the use of assets of a disqualified person as collateral for a loan, even though the use of assets may not be guaranteed under applicable state law. An amendment of an ESOP Loan in order to qualify as an exempt loan is not a refinancing of the ESOP Loan or the making of another ESOP loan.
Any ESOP Loan must be made without recourse against the Plan and only the ESOP Stock acquired with the proceeds of an ESOP Loan or prior ESOP Loan repaid with the proceeds of an ESOP Loan may be given as collateral on an ESOP.
Section 1.25    ESOP Stock. Common stock issued by the Company which is readily tradable on an established securities market (within the meaning of Treasury Regulations Section 1.401(a)(35)-1(f)(5)). If there is no common stock which meets the requirements of the prior sentence, the ESOP Stock is the common stock issued by the Company (or by a corporation which is a member of the same controlled group) having a combination of voting power and dividend rights equal to or in excess of (A) that class of common stock of the Company (or of any other such corporation) having the greatest voting power, and (B) that class of common stock of the Company (or of any other such corporation) having the greatest dividend rights.
Section 1.26    ESOP Stock Fund. The portion of the Plan that is invested in ESOP Stock. The ESOP Stock Fund shall be maintained as an investment option (as described in Appendix C, attached hereto and made a part hereof) at all times during which a portion of the Plan is intended to constitute an ESOP.
Section 1.27    Five-Percent Owner. Any Employee who owns (or is considered as owning within the meaning of Section 318 of the Code) more than 5% of the outstanding stock of the Employer, or stock possessing more than 5% of the total combined voting power of all stock of the Employer. For purposes of this Section 1.27, Section 318(a)(2)(C) of the Code shall be applied by substituting “5%” for “50%” each time it appears therein.
Section 1.28    Former Participant. A Participant who has transferred to a classification of Employees ineligible to participate in the Plan or a Participant whose employment with the Employer has terminated but who has a vested Account balance under the Plan that has not been paid in full and, therefore, is continuing to participate in the allocation of Trust Fund Income.
Section 1.29    Full-time Employee. Except as otherwise provided in an Appendix hereto, an Employee who is regularly scheduled to work 32 or more hours per week. Effective January 1, 2015, except as otherwise provided in an Appendix hereto, an Employee who is regularly scheduled to work 30 or more hours per week.
Section 1.30    Highly Compensated Employee. Any Employee who:

A.	Was a Five-Percent Owner at any time during the Plan Year or the preceding Plan Year; or

B.	For the preceding Plan Year:

1.
Received more than $90,000 ($115,000 for the Plan Year beginning January 1, 2014) in annual Compensation from the Employer (or such higher amount as adjusted pursuant to Section 414(q)(1) of the Code); and

2.	If the Employer elects, was in the top 20% of Employees when ranked on the basis of Compensation for the prior Plan Year.
Highly Compensated Employees also include highly compensated former Employees. A highly compensated former Employee includes any Employee who has had a Severance from Employment (or was deemed to have a Severance from Employment) prior to the current or preceding Plan Year, performs no Service for the Employer during such Plan Year, and was a Highly Compensated Employee for either the severance year or any Plan Year ending on or after the Employee’s 55th birthday in accordance with the rules for determining Highly Compensated Employee status in effect for that determination year and in accordance with applicable Treasury Regulations and IRS Notice 97-45.
For purposes of this Section, “Compensation” means Compensation as defined in Section 1.14; and Related Employers to the Employer shall be treated as a single employer with the Employer. The determination of who is Highly Compensated shall be made in accordance with Code Section 414(q) and applicable Treasury Regulations promulgated thereunder.
Section 1.31    Income. The net gain or loss of the Trust Fund from investments, as reflected by interest payments, dividends, realized and unrealized gains and losses on securities, other investment transactions and expenses paid from the Trust Fund. In determining the Income of the Trust Fund as of any date, assets shall be valued on the basis of their then fair market value.
Section 1.32    Investment Manager. A person or organization who is appointed under Section 10.05 to direct the investment of all or part of the Trust Fund, and who is either (A) registered in good standing as an Investment Adviser under the Investment Advisers Act of 1940, (B) a bank, as defined in that Act, or (C) an insurance company qualified to perform investment management services under the laws of more than one state of the United States, and who has acknowledged in writing that he is a fiduciary with respect to the Plan.
Section 1.33    Leased Employee. Any person (other than an Employee of the Employer) who, pursuant to an agreement between the Employer and any other person (“Leasing Organization”), has performed services for the Employer (or for the Employer and related persons determined in accordance with Section 414(n)(6) of the Code) on a substantially full time basis for a period of at least one year, which services are performed under the primary direction or control of the Employer. Contributions or benefits provided to a Leased Employee by the Leasing Organization that are attributable to services performed for the Employer shall be treated as provided by the Employer. If applicable, Compensation under Section 1.14 includes compensation from the Leasing Organization that is attributable to services performed for the Employer.
A Leased Employee shall not be considered an Employee of the Employer if (A) such employee is covered by a money purchase pension plan providing: (i) a nonintegrated employer contribution rate of at least ten percent of compensation, as defined in Section 415(c)(3) of the Code, but including amounts contributed pursuant to a salary reduction agreement that are excludible from the employee's gross income under Section 125, Section 132(f)(4), Section 402(e)(3), Section 402(h) or Section 403(b) of the Code, (ii) immediate participation, and (iii) full and immediate vesting; and (B) leased employees do not constitute more than 20% of the Employer's nonhighly compensated workforce.
Section 1.34    Limitation Year. The Plan Year.
Section 1.35    Matching Contributions. Contributions made to the Plan by the Employer pursuant to Section 3.05. Effective January 1, 2009, Matching Contributions include Non-Safe Harbor Matching Contributions, Safe Harbor Matching Contributions and Additional Matching Contributions.
Section 1.36    Matching Contribution Account. That portion of a Participant’s Account credited with Matching Contributions pursuant to Section 3.05, including reallocated forfeitures, if any, together with any income, gains and losses credited thereto. A Participant’s Matching Contribution Account may include one or more subaccounts, including a Non-Safe Harbor Matching Contribution Account, Safe Harbor Matching Contribution Account, and Additional Matching Contribution Account.
Section 1.37    Net Profit. Each Participating Employer’s current or accumulated surplus, reserves and net or retained earnings determined on the basis of generally accepted accounting principles before contributions to the Trust Fund. Net Profit shall be computed on the basis of the Participating Employer's taxable year.
Section 1.38    Nonforfeitable. A Participant’s or Beneficiary’s unconditional claim, legally enforceable against the Plan, to all or a portion of the Participant’s Account.
Section 1.39    Nonforfeitable Account Balance. The aggregate value of the Participant’s vested Account balances derived from Employer and Employee contributions (including Rollover Contributions and Transfer Contributions), whether vested before or upon death.
Section 1.40    Non-highly Compensated Employee. Any Eligible Employee who is not a Highly Compensated Employee.
Section 1.41    Non-Safe Harbor Matching Contributions. Contributions made to the Plan by the Employer pursuant to Section 3.05.A.
Section 1.42    Non-Safe Harbor Matching Contribution Account. The portion of a Participant’s Account credited with Non-Safe Harbor Matching Contributions under Section 3.05.A., together with any income, gains and losses credited thereto.
Section 1.43    Normal Retirement Date. The later of the date on which a Participant reaches age 65 or the fifth anniversary of the date the Participant commenced participation in the Plan. However, in no event shall the Normal Retirement Date of a Participant who had an Account balance on July 1, 1991 be later than the date such Participant reaches age 65.
Section 1.44    Part-Time Employee. Except as otherwise provided in an Appendix hereto, an Employee who is not a Full-Time Employee or a temporary or seasonal Employee who is regularly scheduled to work any number of hours per week but who is expected to work for less than one year or who was engaged to serve an Employer’s temporary staffing need.
Section 1.45    Participant. An Eligible Employee who has satisfied the eligibility requirements of Section 2.01 and becomes a Participant in accordance with the provisions of Sections 2.01 and 2.02. An Eligible Employee who becomes a Participant shall remain a Participant or Former Participant under the Plan until the Trustee has fully distributed the vested amount in his Account to him.
Section 1.46    Participating Employer. Any subsidiary or affiliated organization of the Company electing to participate in the Plan with the consent of the Committee. A list of the Participating Employers is set forth in Appendix D, attached hereto and made a part hereof, as it may be updated from time to time.
Section 1.47    Plan. The plan designated as the Teleflex 401(k) Savings Plan as set forth herein or in any amendments hereto. Prior to October 1, 2004, the Plan was known as the Teleflex Incorporated Voluntary Investment Plan.
Section 1.48    Plan Administrator. The Committee or the person(s) or entity appointed by the Committee or the Board to oversee the administration of the Plan. The Financial Benefit Plans Committee has been appointed to oversee the administration of the Plan in accordance with its authority under the benefit plan governance structure approved by the Compensation Committee of the Board, as amended from time to time, or any successor thereto. Further, the Vice President, Global Human Resources and employees of the Corporate Benefits Department of the Company (collectively the “Benefits Group”) have been appointed to assist in the day-to-day administration of the Plan in accordance with their authority under the benefit plan governance structure approved by the Compensation Committee of the Board, as amended from time to time.
Section 1.49    Plan Year. The calendar year commencing on January 1 and ending on December 31.
Section 1.50    Profit Sharing Contributions. Contributions made to the Plan at the discretion of the Employer pursuant to Section 3.07.
Section 1.51    Profit Sharing Contribution Account. The portion of a Participant’s Account credited with Profit Sharing Contributions under Section 3.07, including reallocated forfeitures, if any, together with any income, gains and losses credited thereto.
Section 1.52    Qualified Matching Contributions. Contributions made to the Plan at the discretion of the Employer pursuant to Section 3.05.E.
Section 1.53    Qualified Matching Contribution Account. That portion of a Participant's Account credited with Qualified Matching Contributions under Section 3.05.E., together with any income, gains and losses credited thereto.
Section 1.54    Qualified Non-elective Contributions. Contributions (other than Matching Contributions, Profit Sharing Contributions, or Qualified Matching Contributions) made to the Plan at the discretion of the Employer pursuant to Section 3.10.
Section 1.55    Qualified Non-elective Contribution Account. That portion of a Participant's Account credited with Qualified Non-elective Contributions under Section 3.10, together with any income, gains and losses credited thereto.
Section 1.56    Related Employers. A controlled group of corporations (as defined in Code Section 414(b)), trades or business (whether or not incorporated) that are under common control (as defined in Code Section 414(c)), or an affiliated service group (as defined in Code Sections 414(m) and (o)). If the Employer is a member of a group of Related Employers, the term “Employer” includes the Related Employers for purposes of crediting Hours of Service, applying the coverage test of Code Section 410(b) (except to the extent that the Plan employs the qualified separate line of business rules of Code Section 414(r)), determining Years of Service and Breaks-in-Service under Section 1.64 and Article IV, applying the limitations described in Appendix F, applying the Top Heavy rules of Article XI, the definitions of Employee, Highly Compensated Employee, and Leased Employee, and Service contained in this Article I, and for any other purpose as required by the Code or by the Plan. However, only an Employer described in Section 1.22 may contribute to the Plan and only Eligible Employees employed by an Employer described in Section 1.22 are eligible to participate in this Plan. Unless otherwise provided, service with a Related Employer prior to the date that it either adopted the Plan or became a Related Employer shall not be counted for any purpose under the Plan. A Related Employer shall cease to be an Employer on the date such entity ceases to qualify as a Related Employer to the Company, unless the Related Employer continues to maintain the Plan with the consent of the Company.
Section 1.57    Required Beginning Date. The April 1 of the calendar year following the later of:

A.	The calendar year in which the Participant reaches age 70½; or

B.
The calendar year in which the Participant has a Severance from Employment; provided, that this Section 1.57.B. shall not apply in the case of a Participant who is a Five-Percent Owner with respect to the Plan Year ending with the calendar year in which the Participant attains age 70½.

Section 1.58    Rollover Contributions. Contribution made to the Plan by an Employee or Participant pursuant to Section 3.14.
Section 1.59    Rollover Contribution Account. That portion of a Participant's Account credited with Rollover Contributions under Section 3.14, together with any income, gains and losses credited thereto.
Section 1.60    Roth Elective Deferral Contributions. Elective Deferral Contributions that are made in accordance with and subject to the provisions of Section 402A of the Code and relevant regulations thereto and are (A) designated irrevocably by the Participant at the time of the cash or deferred election as Roth Elective Deferral Contributions that are being made in lieu of all or a portion of the pre-tax Elective Deferral Contributions the Participant is otherwise eligible to make under the Plan, and (B) treated by the Employer as includible in the Participant's income at the time the Participant would have received that amount in cash if the Participant had not made a cash or deferred election.
Section 1.61    Roth Elective Deferral Contribution Account. The portion of a Participant’s Account credited with Roth Elective Deferral Contributions under Section 3.02.D., together with any income, gains and losses credited thereto.
Section 1.62    Safe Harbor Matching Contributions. Contributions made to the Plan by the Employer pursuant to Section 3.05.B.
Section 1.63    Safe Harbor Matching Contribution Account. The portion of a Participant's Account credited with Safe Harbor Matching Contributions under Section 3.05.B., together with any income, gains and losses credited thereto
Section 1.64    Service and Break-in-Service Definitions.

A.
Absence from Service. A severance or absence from service for any reason other than a quit, discharge, retirement or death, such as vacation, holiday, sickness, or layoff. Notwithstanding the foregoing, an absence due to an “Authorized Leave of Absence,” or Qualified Military Service in accordance with Code Section 414(u) shall not constitute an Absence from Service.

B.	Authorized Leave of Absence. An Authorized Leave of Absence shall mean:

1.
A leave of absence, with or without pay, granted by the Employer in writing under a uniform, nondiscriminatory policy applicable to all Employees; however, such absence shall constitute an Authorized Leave of Absence only to the extent that applicable federal laws and regulations permit Service credit to be given for such leave of absence;

2.	A leave of absence due to service in the Armed Forces of the United States to the extent required by Code Section 414(u); or

3.	A leave of absence authorized under the Family and Medical Leave Act, but only to the extent that such Act requires that service credit be given for such period.

C.
Break-in-Service. Each 12 consecutive months in the period commencing on the earlier of (i) the date on which the Employee quits, is discharged, retires or dies, or (ii) the first anniversary of the first day of any Absence from Service, within which the Employee is not credited with more than 500 Hours of Service, and ending on the date the Employee is again credited with an Hour of Service for the performance of duties for the Employer. If an Employee is on maternity or paternity leave, and the absence continues beyond the first anniversary of such absence, the Employee’s Break-in-Service will commence no earlier than the second anniversary of such absence. The period between the first and second anniversaries of the first date of a maternity or paternity leave is not part of either a Period of Service or a Break-in-Service. The Plan Administrator shall consider an Employee on maternity or paternity leave if the Employee's absence is due to the Employee's pregnancy, the birth of the Employee's child, the placement with the Employee of an adopted child, or the care of the Employee's child immediately following the child's birth or placement. Notwithstanding the foregoing, if such maternity or paternity leave constitutes an Authorized Leave of Absence, such leave shall not be considered part of a Break-in-Service.

D.	Employment Commencement Date. The date upon which an Employee first performs an Hour of Service for the Employer.

E.	Hour of Service. Hour of Service shall mean:

1.
Each hour for which the Employer, either directly or indirectly, pays an Employee, or for which the Employee is entitled to payment, for the performance of duties during the Plan Year. The Plan Administrator shall credit Hours of Service under this subparagraph 1. to the Employee for the Plan Year in which the Employee performs the duties, irrespective of when paid;

2.
Each hour for which the Employer, either directly or indirectly, pays an Employee, or for which the Employee is entitled to payment (irrespectively of whether the employment relationship is terminated), for reasons other than the performance of duties during a computation period, such as leaves of absence, vacation, holiday, sick leave, illness, incapacity (including disability), layoff, jury duty or military duty. There shall be excluded from the foregoing those periods during which payments are made or due under a plan maintained solely for the purpose of complying with applicable workers’ compensation, unemployment compensation, or disability insurance laws. An Hour of Service shall not be credited where an employee is being reimbursed solely for medical or medically related expenses. The Plan Administrator shall not credit more than 501 Hours of Service under this Section 1.64.E.2. to an Employee on account of any single continuous period during which the Employee does not perform any duties (whether or not such period occurs during a single computation period). The Plan Administrator shall credit Hours of Service under this Section 1.64.E.2. in accordance with the rules of paragraphs (b) and (c) of Department of Labor Regulations Section 2530.200b-2, which the Plan, by this reference, specifically incorporates in full within this Section 1.64.E.2.; and

3.
Each hour for back pay, irrespective of mitigation of damages, to which the Employer has agreed or for which the Employee has received an award. The Plan Administrator shall credit Hours of Service under this Section 1.64.E.3. to the Employee for the computation period(s) to which the award or the agreement pertains rather than for the computation period in which the award, agreement or payment is made.

The Plan Administrator shall not credit an Hour of Service under more than one of the above paragraphs. Furthermore, if the Plan Administrator is to credit Hours of Service to an Employee for the 12-month period beginning with the Employee’s Employment Commencement Date or with an anniversary of such date, then the 12-month period shall be substituted for the term “Plan Year” wherever the latter term appears in this Section. A computation period for purposes of this Section 1.64 is the Plan Year, Break-in-Service period or other period, as determined under the Plan provision for which the Plan Administrator is measuring an Employee’s Hours of Service. The Plan Administrator will resolve any ambiguity with respect to the crediting of an Hour of Service in favor of the Employee.
The Plan Administrator shall credit every Employee with Hours of Service on the basis of the “actual” method; provided that with respect to an Employee for whom hours of employment are not normally recorded, the Plan Administrator may, in accordance with rules applied in a uniform and nondiscriminatory manner, elect to credit Hours of Service using one or more of the following equivalencies:

Basis upon Which Records Are Maintained	Credit Granted to Individual For Period

Shift	actual hours for full shift

Day	10 Hours of Service

Week	45 Hours of Service

Semi-monthly period	95 Hours of Service

Month	190 Hours of Service

For purposes of this Plan, the “actual” method means the determination of Hours of Service from records of hours worked and hours for which the Employer makes payment or for which payment is due from the Employer.
Hours of Service will be credited for employment with other members of a group of Related Employers of which the Employer is a member. Hours of Service will also be credited for any individual considered an Employee for purposes of this Plan to the extent required under Code Sections 414(n) or 414(o) and the Treasury Regulations promulgated thereunder.
Solely for purposes of determining whether the Employee incurs a Break-in-Service under any provision of this Plan, the Plan Administrator shall credit Hours of Service during an Employee’s unpaid absence period due to maternity or paternity leave. The Plan Administrator shall consider an Employee on maternity or paternity leave if the Employee’s absence is due to the Employee’s pregnancy, the birth of the Employee’s child, the placement with the Employee of an adopted child, or the care of the Employee’s child immediately following the child’s birth or placement. The Plan Administrator shall credit only the number (up to 501 Hours of Service) necessary to prevent an Employee’s Break-in-Service. The Plan Administrator shall credit all Hours of Service described in this paragraph to the computation period in which the absence period begins or, if the Employee does not need these Hours of Service to prevent a Break-in-Service in the computation period in which his absence period begins, the Plan Administrator shall credit these Hours of Service to the immediately following computation period. Further, if required by the Family and Medical Leave Act, time on a leave of absence, whether or not paid, shall count in determining Service and Hours of Service.

F.
Period of Service. The period of Service commencing on an Employee’s Employment Commencement Date or Re-employment Commencement Date, whichever is applicable, and ending on the Employee’s Severance from Service Date. Notwithstanding anything else to the contrary, a Period of Service will include (i) any Period of Severance resulting from a quit, discharge, or retirement if within 12 months of his Severance from Service Date, the Employee is credited with an Hour of Service for the performance of duties for the Employer, (ii) any Period of Severance if the Employee quits, is discharged, or retires during an Absence from Service of less than 12 months and is then credited with an Hour of Service within 12 months of the date on which the Absence from Service began, and (iii) any other period of Service as defined in subsection J. below.

G.
Period of Severance. The period commencing on any Severance from Service Date and ending on the date an Employee is again credited with an Hour of Service for the performance of duties for the Employer.

H.	Re-employment Commencement Date. The date upon which an Employee first performs an Hour of Service for the Employer following a Break-in-Service.

I.
Severance from Employment. A separation from Service with the Employer maintaining this Plan and any Related Employers such that the Employee no longer has an employment relationship with any Employer or Related Employer. In addition, a Severance from Employment shall be deemed to occur with respect to the Employees of a Related Employer effective as of the date such Related Employer ceases to qualify as a Related Employer to the Employer, unless such employer continues to maintain the Plan with the consent of the Company. A change in status from a common law employee to a Leased Employee does not constitute a Severance from Employment. In addition, an Employee does not have a Severance from Employment if, in connection with a change of employment, the Employee’s new employer is an Employer or a Related Employer.

J.
Service. Any period of time the Employee is in the employ of the Employer, whether before or after adoption of the Plan, determined in accordance with reasonable and uniform standards and policies adopted by the Plan Administrator, which standards and policies shall be consistently observed. For purposes of counting an Employee's Service, the Plan shall treat an Employee's Service with employers who are part of a group of Related Employers of which the Employer is a member as Service with the Employer for the period during which the employers are Related Employers. Service for purposes of determining eligibility to participate and vesting may also be granted for an Employee's Period of Service prior to the date his employer became a Related Employer if such Service is granted in accordance with the requirements of Code Section 401(a)(4) and the regulations thereunder. For all Plan purposes, the Plan shall treat the following periods as Service:

1.	Any Authorized Leave of Absence, subject to the service crediting limitations set forth in Section 1.64.B;

2.	Any Qualified Military Service; and

3.	Any other absence during which the Participant continues to receive his regular Compensation.
Effective January 1, 2009, as required by Code Section 414(u), as amended by the HEART Act, any individual in Qualified Military Service who is receiving differential wage payments (as defined in Code Section 3401(h)(2)) from the Employer shall be treated as an “Employee” of the Employer solely for purposes of providing contributions, benefits and Service credit with respect to such Qualified Military Service in accordance with Code Section 414(u).

K.	Severance from Service Date. The earlier of (i) the date on which an Employee quits, is discharged, retires, or dies, or (ii) the first anniversary of the first date of any Absence from Service.

L.	Year of Service. Except as otherwise provided in an Appendix to the Plan:

1.
For purposes of Article II relating to eligibility to participate, a 12 consecutive month period beginning on the date an Employee performs his first Hour of Service (or his Re-employment Commencement Date following a Break-in-Service) and each anniversary thereof during which such Employee is credited with at least 1,000 Hours of Service with the Employer; and

2.
For all other purposes under the Plan, a 12 consecutive month period beginning on the date an Employee performs his first Hour of Service (or his Re-employment Commencement Date following a Break-in-Service) and each anniversary thereof, without regard to any number of Hours of Service.

3.
Subject to the requirements of the Code and at the discretion of the Committee, a continuous period of service as an employee of an entity before such entity becomes an Employer shall be counted for purpose of eligibility to participate under Article II and vesting under Article IV. The amount of any such service, as approved by the Committee, shall be specified in the declaration by which such entity joins the Plan.

Section 1.65    Spouse. Prior to June 26, 2013, the lawful spouse of the Participant as determined under the law of the state where the Participant resides at the date of determination. Effective June 26, 2013, the lawful spouse of the Participant as determined under the law of the State or foreign jurisdiction where the Participant and spouse were married.
Section 1.66    Stock. The voting common stock of the Company of the same class and having the same voting and dividend rights as the common stock of the Company that from time to time is listed for public trading on a national securities exchange.
Section 1.67    Transfer Account. That portion of a Participant’s Account credited with Transfer Contributions under Section 3.14, together with any income, gains and losses credited thereto.
Section 1.68    Transfer Contributions. Contribution made to the Plan by an Employee or Participant pursuant to Section 3.14.
Section 1.69    Treasury Regulations. Regulations promulgated under the Code by the Secretary of the Treasury.
Section 1.70    Trust. The Trust known as the Teleflex Incorporated Master Trust and maintained in accordance with the terms of the trust agreement, as from time to time amended, between Teleflex Incorporated and the Trustee.
Section 1.71    Trust Fund. All property of every kind held or acquired by the Trustee under the Trust agreement other than incidental benefit insurance contracts.
Section 1.72    Trustee. Vanguard Fiduciary Trust Company, a Pennsylvania Trust Company, or such other entity or person(s) that subsequently may be appointed by the Company or the Committee.
Section 1.73    Unallocated ESOP Stock Account. The suspense account maintained by the Trustee to hold ESOP Stock pursuant to Section 3.19 that has not yet been allocated to the Accounts of Participants.
Section 1.74    Valuation Date. Each day on which the New York Stock Exchange is open for trading.
Section 1.75    Terms Defined Elsewhere.
Actual Contribution Percentage    Appendix F
Actual Deferral Percentage    Appendix F
Annual Additions    Appendix F
Arrow    Section 1.15
Arrow Union Participant    Section 1.15
Arrow Union Profit Sharing Contribution    Section 3.07
Cash-out Distribution    Section 5.02.A.
Contribution Percentage Amounts    Appendix F
Determination Date    Section 11.05.G.
Direct Rollover    Section 6.05.B.4.
Distributee    Section 6.05.B.3.
Elective Deferrals    Appendix F
Eligible Retirement Plan    Section 6.05.B.2.
Eligible Rollover Distribution    Section 6.05.B.1.
Employer Common Stock Fund    Section 8.05
EPCRS    Section 10.05.I.
Excess Aggregate Contributions    Appendix F
Excess Compensation Deferrals    Appendix F
Excess Elective Deferrals    Appendix F
Forfeiture Break-in-Service    Section 4.02
Gap Period    Appendix F
HEART Act    Section 1.14.B.
Investment Funds    Section 8.05
IRS    Section 6.07
Key Employee    Section 11.05A.
Limitation Year    Appendix F
Maximum Permissible Amount    Appendix F
Non-Key Employee    Section 11.05.B.
Permissive Aggregation Group    Section 11.05.E.
Qualified Military Service    Section 1.14.B.
Qualified Joint and Survivor Annuity    Appendix A and Appendix B
Required Aggregation Group    Section 11.05.D.
Tender Offer    Section 8.05
Top Heavy    Section 11.03

ARTICLE II.
ELIGIBILITY AND PARTICIPATION
Section 2.01    ELIGIBILITY AND PARTICIPATION.

A.	Each Eligible Employee who was a Participant in the Plan on the day before the Effective Date of this restated Plan shall continue as a Participant in this Plan as restated.

B.	Except as otherwise provided in an Appendix hereto, an Eligible Employee shall be eligible to become a Participant as follows:

1.	An Eligible Employee who is a Full-time Employee shall be eligible to become a Participant on his date of hire by the Employer.

2.	An Eligible Employee who is a Part-time Employee shall be eligible to become a Participant on the day he completes a Year of Service with the Employer.

C.
Each person who was an active employee of Arrow or any of its Subsidiaries (as set forth in Section 3.01(b) of the Disclosure Letter to the Agreement and Plan of Merger among Teleflex Incorporated, AM Sub Inc. and Arrow International, Inc.) immediately prior to October 1, 2007 shall receive full credit for purposes of eligibility to participate in the Plan for his most recent continuous period of service with Arrow or any of its Subsidiaries to the same extent recognized by Arrow or any of its Subsidiaries immediately prior to October 1, 2007, except to the extent such credit would result in duplication of benefits for the same period of service.

D.
Each person who was an active employee of VasoNova, Inc. (“VasoNova”) immediately prior to January 10, 2011 shall receive full credit for purposes of eligibility to participate in the Plan for his most recent continuous period of service with VasoNova.

E.
Each person who was an active employee of Semprus BioSciences Corp. (“Semprus”) immediately prior to May 22, 2012 shall receive full credit for purposes of eligibility to participate in the Plan for his most recent continuous period of service with Semprus.

F.
Each person who was an active employee of Hotspur Technologies, Inc. (“Hotspur”) immediately prior to June 22, 2012 shall receive full credit for purposes of eligibility to participate in the Plan for his most recent continuous period of service with Hotspur.

G.
Each person who was an active employee of LMA North America, Inc. (“LMANA”) or Wolfe Tory Medical, Inc. (“Wolfe Tory”) immediately prior to October 23, 2012 shall receive full credit for purposes of eligibility to participate in the Plan for his most recent continuous period of service with LMANA or Wolfe Tory, respectively.

H.
Each person who was an active employee of VidaCare Corporation (“VidaCare”) on October 29, 2013 shall receive full credit for purposes of eligibility to participate in the Plan for his period of service with VidaCare.

Section 2.02    ENROLLMENT. As soon as administratively practicable, the Plan Administrator shall notify each Employee who is eligible to make Elective Deferral Contributions to the Plan and shall explain the rights, privileges and duties of a Participant in the Plan.

A.
An Eligible Employee who has satisfied the conditions for eligibility under Section 2.01 shall become a Participant by filing a written election with the Plan Administrator (or complying with such other reasonable enrollment procedures as the Plan Administrator may implement). An election that complies with the Plan Administrator’s procedures shall be effective on the first day of the first payroll period immediately following the Plan Administrator’s receipt of the election or at such other time as designated by the Employer. The election shall authorize the Employer to withhold a specified percentage of the Participant’s Compensation to be paid into his Elective Deferral Contribution Account and provide such additional information as the Plan Administrator may reasonably require. The Plan Administrator may establish additional rules and procedures governing the time and manner in which Elective Deferral Contribution elections shall be processed.

B.
If a Participant who is a Covered Participant does not elect to make Elective Deferral Contributions to the Plan or affirmatively elect not to make Elective Deferral Contributions to the Plan, the Covered Participant shall automatically be deemed to have elected to make Elective Deferral Contributions to the Plan in accordance with Section 3.02.C and shall become a Participant on the effective date of such automatic election. Unless and until the Covered Participant makes an election otherwise, the Participant shall be deemed to have authorized the Employer to withhold the percentage of his Compensation set forth in Section 3.02.C. to be paid into his Elective Deferral Contribution Account.

Section 2.03    PARTICIPATION UPON RE-EMPLOYMENT.

A.
An Eligible Employee who experiences a Severance from Employment after satisfying the conditions for eligibility under Section 2.01 but before becoming a Participant shall be eligible to participate in the Plan:

1.	As though his employment had been uninterrupted if he is reemployed as an Eligible Employee before incurring a Break-in Service; or

2.	As of the first day of the payroll period immediately following his date of reemployment as an Eligible Employee if he has incurred a Break-in-Service.

B.
An Eligible Employee who experiences a Severance from Employment after becoming a Participant shall again become a Participant on the date he is re-employed as an Eligible Employee by the Employer. Any Eligible Employee who experiences a Severance from Employment prior to satisfying the conditions for eligibility may become a Participant upon satisfying the conditions for eligibility under Section 2.01.

1.	If an Eligible Employee is rehired more than 24 following the date of his Severance from Employment, he shall be treated as a new Eligible Employee for purposes of Section 3.02.

2.	If an Eligible Employee is rehired within 24 following the date of his Severance from Employment:

(a)
If the Eligible Employee had not previously made an affirmative election with respect to Elective Deferral Contributions, he shall not be treated as a new Eligible Employee for purposes of Section 3.02.C. Such Eligible Employee’s default Elective Deferral Contribution percentage will be the default Elective Deferral Contribution percentage applicable at the time of his Severance from Employment, plus any increase in the default Elective Deferral Contribution percentage that would have occurred if he had not experienced a Severance from Employment.

(b)
If the Eligible Employee had previously made an affirmative election with respect to Elective Deferral Contributions, the Eligible Employee’s Elective Deferral Contribution percentage will be the Elective Deferral Contribution percentage applicable at the time of his Severance from Employment, plus any increase in the default Elective Deferral Contribution percentage that would have occurred if he had not experienced a Severance from Employment based on the Eligible Employee’s election.

Section 2.04    TRANSFERS BETWEEN PARTICIPATING EMPLOYERS. A Participant who is an Eligible Employee and who transfers employment from one Employer to another Employer shall continue to participate in the Plan. An Employee who is an Eligible Employee shall continue to be an Eligible Employee following a transfer between Employers as if the Eligible Employee had performed all Service during the Plan Year for the Employer to which the Eligible Employee is transferred.
Section 2.05    TIME OF PARTICIPATION – EXCLUDED EMPLOYEES. An Employee of the Employer who becomes an Eligible Employee shall become a Participant in the Plan in accordance with Section 2.01. A Participant who ceases to be an Eligible Employee shall cease to be eligible to make or receive contributions under the Plan as of the last day of the payroll period during which he ceases to be an Eligible Employee.
Section 2.06    CHANGES IN PARTICIPANT’S JOB CLASSIFICATION. A Participant who transfers to a classification of Employee which causes him to cease to meet the definition of Eligible Employee, or who is granted a leave of absence or placed on inactive status by the Employer, shall not be deemed to have experienced a Severance from Employment and shall not be entitled to a distribution based upon a Severance from Employment; provided, however that, effective January 1, 2009, as required by Code Section 414(u), as amended by the HEART Act, a Participant in Qualified Military Service shall be treated as having incurred a Severance from Employment for purposes of eligibility to receive a distribution from his Account. While such Participant is employed by the Employer but not as an Eligible Employee, or is on an unpaid leave of absence or in inactive status, neither the Participant nor the Employer on his behalf shall make contributions to the Plan other than Rollover Contributions pursuant to Section 3.14. If the Participant is later employed by the Employer, transfers to a classification of Employee which is eligible to participate in the Plan, returns to employment immediately upon expiration of a leave of absence, or is restored to active status, contributions to the Participant’s Account may resume under all applicable Plan provisions.

ARTICLE III.
CONTRIBUTIONS
Section 3.01    INDIVIDUAL ACCOUNTS. The Plan Administrator shall establish an Account for each Participant and Former Participant having an amount to his credit in the Trust Fund. Each Account shall be divided into separate subaccounts, as applicable, for “Elective Deferral Contributions,” “Catch-Up Contributions,” “Roth Elective Deferral Contributions,” “Non-Safe Harbor Matching Contributions,” “Safe Harbor Matching Contributions”, “Additional Matching Contributions,” and “Profit Sharing Contributions.” If a Participant has made a “Rollover Contribution” or “Transfer Contribution,” as defined below, or if the Employer elects to make “Qualified Non-elective Contributions” or “Qualified Matching Contributions,” as defined below, separate subaccounts shall be established for such contributions. In addition, if a Participant made “After-tax Contributions” prior to January 1, 1987, a separate subaccount referred to as the “After-tax Contribution Account” shall be established for the Participant. Furthermore, if a Participant re-enters the Plan subsequent to a “Forfeiture Break-in-Service” (as defined in Section 4.02), a separate Account shall be maintained for the Participant’s pre-Forfeiture Break-in-Service Account and a separate Account for his post-Forfeiture Break-in-Service Account, unless the Participant’s entire Account under the Plan is 100% Nonforfeitable. Allocations shall be made to the Accounts of the Participants in accordance with the provisions of Section 10.14. The Plan Administrator may direct the Trustee to maintain a temporary segregated investment Account in the name of a Participant to prevent a distortion of income, gain, or loss allocations under Section 10.14. The Plan Administrator shall ensure that records are maintained for all Account allocations and related recordkeeping activities.
Section 3.02    PARTICIPANT CONTRIBUTIONS.

C.	Elective Deferral Contributions.

1.
Contribution Limits. For any Plan Year, each Participant may have allocated to his Account an amount of his Compensation for such Plan Year, which amount shall be a whole percentage, rounded to the nearest dollar, of not less than two percent (2%) but not more than the lesser of $13,000 ($17,500 in 2014) (or such larger dollar amount as the Commissioner of the Internal Revenue may prescribe in accordance with Code Section 402(g)(4)) or fifty percent (50%) of his Compensation for such Plan Year (as may be adjusted from time to time by the Committee). Such amount shall be known as the Participant's “Elective Deferral Contributions.” Except for occasional, bona fide administrative considerations, Elective Deferral Contributions cannot be made before the earlier of (a) the performance of Services with respect to which the contributions are made; or (b) the date that the Compensation, which is subject to the Elective Deferral Contribution election, would be currently available to the Participant in the absence of the election. Notwithstanding any other provision hereunder, Elective Deferral Contributions may not be made from any element of Compensation that does not meet the requirements set forth in Section 1.14 and Code Section 415 and the Treasury Regulations issued thereunder.

2.
Amount of Elective Deferral Contribution. A Participant's Compensation for a Plan Year shall be reduced by: (a) the amount of the Elective Deferral Contributions affirmatively elected by the Participant for such Plan Year; or (b) the amount of Elective Deferral Contributions made pursuant to Section 3.02.C.

D.
Catch-Up Contributions. Each Participant who is eligible to make Elective Deferral Contributions under this Plan and who has or will attain at least age 50 before the close of the taxable year shall be eligible to defer an additional amount of his Compensation for such Plan Year (known as “Catch-up Contributions”), which such amount shall not exceed the dollar amount prescribed in Code Section 414(v) (e.g., $5,500 in 2014).

E.	Automatic Elective Deferral Contributions.

1.
A Covered Participant who has not affirmatively elected to make Elective Deferral Contributions under the Plan or affirmatively elected to make no Elective Deferral Contributions under the Plan shall automatically begin making Elective Deferral Contributions to the Plan at the “qualified percentage” (described below) of Compensation on the later of January 1, 2009 or as soon as administratively practicable after the date he becomes a Covered Participant (but no later than the earlier of (a) the pay date for the second payroll period that begins after the date the notice described in Section 3.02.C.4 is provided; and (b) the first pay period that occurs at least 30 days after the notice is provided). Subject to the limits set forth in Section 3.02.A.1. and Appendix F, such Covered Participants will be deemed to have elected to defer 3% (referred to herein as the “qualified percentage”) of their Compensation under the Plan on a pre-tax basis for each payroll period during the 2009 Plan Year or the first Plan Year in which they become Covered Participants, if later, unless and until they affirmative elect otherwise by filing a written election with the Plan Administrator (or complying with such other reasonable election procedures as the Plan Administrator may implement) or cease to be Eligible Employees. The qualified percentage for Covered Participants who have been automatically enrolled in the Plan and have not otherwise made an affirmative election with respect to their Elective Deferral Contribution percentage (including an election not to make Elective Deferral Contributions) shall increase by 1% for each of the next three Plan Years (i.e., up to 6%). The increase for a Plan Year will be effective as of the first pay period in the March of the Plan Year. Except as provided in Section 3.02.C.3. below or to the extent of the increasing qualified percentage described in the preceding sentence, the same qualified percentage will be withheld as automatic Elective Deferral Contributions from all Covered Participants subject to the qualified percentage. The Elective Deferral Contributions made pursuant to Article III, along with the Safe Harbor Matching Contributions made pursuant to Section 3.05.B., are intended to satisfy the requirements to be a qualified automatic contribution arrangement within the meaning of Code Sections 401(k)(13) and 401(m)(12) and the Treasury Regulations and other guidance issued thereunder. The Elective Deferral Contributions made pursuant to Article III are also intended to satisfy the requirements to be an eligible automatic contribution arrangement within the meaning of Code Section 414(w) and the Treasury Regulations and other guidance issued thereunder. Notwithstanding any other provision hereunder, Compensation for purposes of automatic Elective Deferral Contributions shall have the meaning set forth in Section 1.14, modified to the extent necessary to be safe harbor compensation within the meaning of Treasury Regulations Section 1.401(k)-3(b)(2).

2.
Automatic Elective Deferral Contributions described in Section 3.02.C.1. will be reduced or stopped to the extent necessary to satisfy the limitations under Code Sections 401(a)(17), 402(g), and 415 and to satisfy any suspension period required after a hardship distribution.

3.
A Covered Participant will have a reasonable period of time after receipt of the notice described in Section 3.02.C.4. below to make an affirmative election regarding Elective Deferral Contributions (either to make no Elective Deferral Contributions or to make Elective Deferral Contributions in a percentage other than the qualified percentage) before Elective Deferral Contributions are automatically made to the Plan on his behalf pursuant to this Section 3.02.C.; provided, however, that automatic Elective Deferral Contributions will begin to be made to the Plan on behalf of a Covered Participant no later than the earlier of (a) the pay date for the second payroll period that begins after the date the notice is provided; and (b) the first pay period that occurs at least 30 days after the notice is provided. Automatic Elective Deferral Contributions being made to the Plan on a Covered Participant’s behalf will cease as soon as administratively feasible after the Covered Participant makes such an affirmative election regarding Elective Deferral Contributions.

4.
At least 30 days, but not more than 90 days, before the beginning of the Plan Year, the Plan Administrator will provide each Covered Participant a comprehensive notice of the Covered Participant’s rights and obligations under the qualified automatic contribution arrangement and eligible automatic contribution arrangement described in this Section 3.02.C., written in a manner calculated to be understood by the average Covered Participant. If an Eligible Employee becomes a Covered Participant after the 90th day before the beginning of the Plan Year and does not receive the notice for that reason, the notice will be provided no more than 90 days before the Eligible Employee becomes a Covered Participant but not later than the pay date for the payroll period that includes the date the Eligible Employee becomes a Covered Participant. The notice will accurately describe:

(a)	The amount of automatic Elective Deferral Contributions that will be made to the Plan on the Covered Participant’s behalf in the absence of an affirmative election;

(b)	The Covered Participant’s right to elect to have no Elective Deferral Contributions made to the Plan on his behalf or to have a different amount of Elective Deferral Contributions made;

(c)	How automatic Elective Deferral Contributions will be invested in the absence of the Covered Participant’s investment instructions; and

(d)	The Covered Participant’s right to make a withdrawal of automatic Elective Deferral Contributions pursuant to Section 3.04 and the procedures for making such a withdrawal.

F.	Roth Elective Deferral Contributions.

1.
General Application. The Plan will accept Roth Elective Deferral Contributions made on behalf of the Participants. A Participant’s Roth Elective Deferral Contributions shall be allocated to a separate account maintained for such contributions as described in Section 3.02.D.2. Unless specifically stated otherwise, Roth Elective Deferral Contributions shall be treated Elective Deferral Contributions for all purposes under the Plan.

2.
Separate Accounting. Contributions and withdrawals of Roth Elective Deferral Contributions shall be credited and debited to the Roth Elective Deferral Contribution Account maintained for each Participant. The Plan shall maintain a record of the amount of Roth Elective Deferral Contributions in each Participant's Account. Gains, losses and other credits or charges must be separately allocated on a reasonable and consistent basis to each Participant’s Roth Elective Deferral Contribution Account and the Participant’s other Accounts under the Plan. No contributions other than Roth Elective Deferral Contributions and properly attributable earnings will be credited to each Participant’s Roth Elective Deferral Contribution Account.

3.
Direct Rollovers. Notwithstanding Section 6.05 of the Plan, a direct rollover of a distribution from a Participant's Roth Elective Deferral Contribution Account under the Plan will only be made to another Roth elective deferral contribution account under an applicable retirement plan described in Code Section 402A(e)(1) or to a Roth IRA described in Code Section 408A, and only to the extent the rollover is permitted under the rules of Code Section 402(c). Notwithstanding Section 3.14 of the Plan, the Plan shall accept a Rollover Contribution to a Participant's Roth Elective Deferral Contribution Account only if it is a direct rollover from another Roth elective deferral contribution account under an applicable retirement plan described in Code Section 402A(e)(1) and only to the extent the rollover is permitted under the rules of Code Section 402(c). Eligible rollover distributions from a Participant’s Roth Elective Deferral Contribution Account shall be taken into account in determining whether the Participant’s vested Account under the Plan exceeds $1,000 for purposes of Section 5.03 of the Plan.

4.
Correction of Excess Compensation Deferrals and Excess Elective Deferrals. In the case of a distribution of Excess Compensation Deferrals and Excess Elective Deferrals, a Participant may designate the extent to which the excess amount is composed of pre-tax Elective Deferral Contributions and Roth Elective Deferral Contributions but only to the extent such types of contributions were made for the Plan Year. If the Participant does not designate which types of Elective Deferral Contributions are to be distributed, the Plan will distribute pre-tax Elective Deferral Contributions first.

Section 3.03    CHANGES AND SUSPENSIONS OF ELECTIVE DEFERRAL CONTRIBUTIONS, CATCH-UP CONTRIBUTIONS AND/OR ROTH ELECTIVE DEFERRAL CONTRIBUTIONS. A Participant may change the rate of Elective Deferral Contributions, Catch-Up Contributions and/or Roth Elective Deferral Contributions to his Account at any time during each Plan Year, effective for the first payroll period for which it is administratively feasible to change the rate of such Participant's Elective Deferral Contributions, Catch-Up Contributions and/or Roth Elective Deferral Contributions, by communicating such rate change in accordance with uniform rules and procedures established by the Plan Administrator regarding the timing and manner of making such elections. In addition, a Participant may at any time elect to suspend all contributions to his Account, effective for the first payroll period for which it is administratively feasible to stop such Participant's Elective Deferral Contributions, Catch-Up Contributions and/or Roth Elective Deferral Contributions, by giving advance notice in any manner specified by the Plan Administrator. An election to recommence contributions shall be effective for the first payroll period in which it is administratively feasible to begin deferral withholdings. All suspensions and recommencements of Elective Deferral Contributions, Catch-Up Contributions and/or Roth Elective Deferral Contributions shall be made in the manner and at the times specified in uniform rules and procedures established by the Plan Administrator, which rules and procedures may be changed from time to time.
Section 3.04    WITHDRAWAL OF AUTOMATIC ELECTIVE DEFERRAL CONTRIBUTIONS. A Covered Participant who makes automatic Elective Deferral Contributions to the Plan pursuant to Section 3.02.C. may elect to withdraw such Elective Deferral Contributions (and earnings attributable thereto). The withdrawal election must be made no later than 90 days after automatic Elective Deferral Contributions are first withheld from the Covered Participant’s Compensation. No Spousal consent is required for a withdrawal pursuant to this Section 3.04. A Participant shall make an election under this Section 3.04 in accordance with uniform rules and procedures established by the Plan Administrator. The amount that shall be distributed from the Plan upon a Covered Participant’s request under this Section 3.04 is equal to the amount of automatic Elective Deferral Contributions made under the Plan through the earlier of (A) the pay date for the second payroll period that begins after the Covered Participant’s withdrawal request, and (B) the first pay date that occurs at least 30 days after the Covered Participant’s request, plus attributable earnings through the date of distribution. In addition, the amount distributed to the Participant under this Section 3.04 may be reduced by any fees generally applicable to distributions; provided, however, that any such fees may not be greater than any other fees charged for a cash distribution. Further, any Matching Contributions made with respect to Elective Deferral Contributions distributed to a Participant pursuant to this Section 3.04 shall be forfeited. A distribution may be made under this Section 3.04 without regard to any notice or consent otherwise required by Code Sections 401(a)(11) or 417.
Unless the Covered Participant affirmatively elects otherwise, any withdrawal request pursuant to this Section 3.04 shall be treated as an affirmative election to stop having Elective Deferral Contributions made to the Plan on the Covered Participant’s behalf as of the earlier of (C) the pay date for the second payroll period that begins after the Covered Participant’s withdrawal request, and (D) the first pay date that occurs at least 30 days after the Covered Participant’s request. Elective Deferral Contributions distributed to a Covered Participant pursuant to this Section 3.04 shall not be counted towards the dollar limitation on Elective Deferral Contributions contained in Code Section 402(g) nor for purposes of the actual deferral percentage test described in Code Section 401(k)(3), to the extent applicable.
Section 3.05    MATCHING AND QUALIFIED MATCHING CONTRIBUTIONS.

D.
Non-Safe Harbor Matching Contributions. With respect to any Employer that is designated by the Committee as a separate line of business and authorized by the Committee to make a Matching Contribution that is different than the Matching Contribution set forth in Section 3.05.B. or to the extent the terms of a collective bargaining agreement provide for a Matching Contribution that is different than the Matching Contribution set forth in Section 3.05.B., the Employer may contribute to the Account of each eligible Participant employed by it “Non-Safe Harbor Matching Contributions” in an amount determined by the Employer from time to time in its discretion, subject to the approval of the Committee. The Non-Safe Harbor Matching Contributions shall be an amount (when added to forfeitures of Matching Contributions that are reallocated pursuant to Appendix F.05) that does not exceed:

1.	A percentage, elected by each Employer, of such Participant’s Elective Deferral Contributions made under Section 3.02, minus

2.	The fair market value of ESOP Stock allocated to the Accounts of such Participants under Section 3.17 (Matching Contributions-ESOP Stock Allocation).
The discretionary Non-Safe Harbor Matching Contribution amounts or rates of contribution in any year may vary, in the Employer’s discretion and among Employers or divisions, subject to the approval of the Committee, and the discretionary amounts so contributed shall be allocated among the eligible Participants of such Employers or divisions. However, the rate of the Non-Safe Harbor Matching Contribution shall not increase as the rate of a Participant’s Elective Deferral Contributions increase. Further, the Non-Safe Harbor Matching Contributions made for any eligible Highly Compensated Employee at any rate of Elective Deferral Contributions cannot be greater than that for any eligible Non-highly Compensated Employee who makes Elective Deferral Contributions at the same rate. Whenever different levels of Non-Safe Harbor Matching Contributions are provided for the Plan Year on behalf of different Employers or divisions, the Plan Administrator shall notify the Trustee, in writing, of the amount of the contribution allocable to each group for allocation to the eligible Participants employed within each such group. Each level of Non-Safe Harbor Matching Contribution for a Plan Year is also required to satisfy Code Section 401(a)(4).

E.
Safe Harbor Matching Contributions. Except any Employer that is designated by the Committee as a separate line of business and authorized by the Committee to make a different Matching Contribution or to the extent not required by the terms of a collective bargaining agreement, the Employer will contribute Safe Harbor Matching Contributions to the Account of each Participant employed by it in an amount equal to 100% of a Participant’s Elective Deferral Contributions up to 5% of the Participant’s Compensation. The Safe Harbor Matching Contributions made pursuant to this Section 3.05.B. are intended to satisfy the matching contribution requirement in Code Section 401(k)(13)(D) for the Plan to be a qualified automatic contribution arrangement.

Notwithstanding any provision of Section 3.05.B. to the contrary, the Employer reserves the right to reduce or suspend future Safe Harbor Matching Contributions at any time provided the procedures for implementing such suspensions are consistent with the Treasury Regulations.

F.
Additional Matching Contributions. With the prior approval of the Committee, for any Plan Year the Employer may elect to make Matching Contributions in addition to those described in Sections 3.05.A. or B. Matching Contributions made pursuant to this Section 3.05.C. are referred to as “Additional Matching Contributions.” In addition to any other limitations on Matching Contributions under the Plan, Employers making Safe Harbor Matching Contributions under Section 3.05.B. shall not make Additional Matching Contributions under this Section 3.05.C. in an amount which would cause the Plan to fail to satisfy the requirements of Code Section 401(m)(12). Pursuant to applicable Treasury Regulations, the limitation on a Matching Contribution made at such Employer’s discretion on behalf of a Participant is an amount which, in the aggregate, does not exceed 4% of the Participant’s Compensation. This limitation shall be observed only to the extent required by law to meet the requirements for the safe harbor under Code Section 401(m)(12).

G.
Except where the context indicates otherwise, Non-Safe Harbor Matching Contributions, Safe Harbor Matching Contributions, and Additional Matching Contributions shall be referred to in the Plan collectively as “Matching Contributions.”

H.
Qualified Matching Contributions. To the extent the Actual Deferral Percentage test and Actual Contribution Percentage test apply to the Employer, if the Employer so elects, the Employer may also make Matching Contributions to the Plan that are “Qualified Matching Contributions.” Qualified Matching Contributions shall mean Matching Contributions that are at all times Nonforfeitable and subject to the distribution requirements of Section 401(k) of the Code when made to the Plan. Additional contributions subject to these rules may be made by the Employer, or some of all of the existing Matching Contributions can be designated as fully vested and subject to the distribution restrictions in order to satisfy these rules. Furthermore, the election to make any Qualified Matching Contributions may also vary among the Employers or divisions of the Employer.

The Employer may make a Qualified Matching Contribution that is taken into account for purposes of the Actual Deferral Percentage test only to the extent the Qualified Matching Contribution is a Matching Contribution that is not precluded from being taken into account under the Actual Contribution Percentage test for the Plan Year under the rules of Treasury Regulations Section 1.401(m)-2(a)(5)(ii). Further, Qualified Matching Contributions cannot be taken into account for purposes of the Actual Deferral Percentage test to the extent such contributions are taken into account for purposes of satisfying any other actual deferral percentage test, any actual contribution percentage test, or the requirements of Treasury Regulations Sections 1.401(k)-3, 1.401(m)-3 or 1.401(k)-4.

I.	Additional Provisions Regarding Matching Contributions.

1.
An Employer may make a Matching Contribution on behalf of another Employer in any case where the latter is prevented from making such contribution because its Net Profit is insufficient to allow it to make such contribution. In addition, the Employers shall contribute for each Plan Year an amount sufficient to discharge all indebtedness due during such Plan Year with respect to all ESOP Loans. The Employer shall designate the ESOP Loan to which a contribution is to be applied, and the Trustee shall apply such contribution to the ESOP Loan so designated.

2.
Except for forfeitures, released ESOP shares and occasional bona fide administrative considerations, an Employer contribution is not a Matching Contribution made on account of an Elective Deferral Contribution if it is contributed before the Elective Deferral Contribution election is made or before the performance of Services with respect to which the Elective Deferral Contribution is made (or when the cash that is subject to the Elective Deferral Contribution election would be currently available, if earlier).

3.
The Employer shall not make a Matching Contribution to the Trust for any Participant to the extent that the contribution would exceed the Participant’s “Maximum Permissible Amount” as described in Appendix F.

Section 3.06    MATCHING CONTRIBUTION ALLOCATION AND ACCRUAL OF BENEFIT. Only Participants who have made Elective Deferral Contributions (and Catch-Up Contributions, if applicable) during the applicable payroll period shall be eligible to share in the allocation of Matching Contributions as set forth in Section 3.05. Such Matching Contributions (and forfeitures then to be applied to reduce such contributions) shall be paid to the Plan as soon as practicable after the end of each payroll period but no later than the end of the month succeeding such payroll period. In all cases, the allocation of Matching Contributions shall be based on the amount or rate established for such contributions relative to the Elective Deferral Contributions (and Catch-Up Contributions, if applicable) being matched. No Matching Contributions shall be made, however, with respect to “Excess Compensation Deferrals.”
Matching Contributions shall become Nonforfeitable in accordance with Section 4.01 of the Plan. In any event, Matching Contributions shall be fully vested and Nonforfeitable upon attainment of Normal Retirement Age, death or Disability while still actively employed, upon the complete or partial termination of the Plan, or upon the complete discontinuance of Employer contributions. Forfeitures of Matching Contributions, other than Excess Aggregate Contributions, shall be made in accordance with Section 4.03 of the Plan.
A Participant who dies on or after January 1, 2007, while performing Qualified Military Service shall be treated as if he resumed employment with the Employer immediately prior to his death and then experienced a Severance from Employment on account of his death. A Participant who becomes Disabled on or after January 1, 2010, while performing Qualified Military Service and does not return to active employment with the Employer as a result of the Disability shall be treated as if he resumed employment with the Employer immediately prior to becoming Disabled and then experienced a Severance from Employment due to his Disability.
Section 3.07    PROFIT SHARING CONTRIBUTIONS. For each Plan Year, each Employer may contribute to the Trust amounts determined in its discretion based on profitability or other relevant factors. Any contributions made pursuant to this Section 3.07 are referred to as “Profit Sharing Contributions.” The amount contributed in any year may vary, in the Employer’s discretion, among each Employer, and the discretionary amounts so contributed shall be allocated only among the eligible Participants employed by such Employer for which the contribution was made. In addition, the amount contributed by an Employer may vary among the divisions within such Employer to the extent such variation does not violate the requirements of Code Sections 401(a)(4) and 410(b). Whenever an Employer elects to make a Profit Sharing Contribution for a Plan Year on behalf of its eligible Participants, then prior to the effective date of such contribution, such Employer shall notify the Plan Administrator of the amount of the contribution and any additional requirements for allocation to the eligible Participants employed by such Employer. An Employer shall not make a Profit Sharing Contribution to the Trust for any taxable year to the extent the contribution would exceed the maximum deduction limitations under Code Section 404 or fail to satisfy the requirements of Code Sections 401(a)(4) or 410(b). All Profit Sharing Contributions are conditioned on their deductibility under the Code and shall be returned to the applicable Employer if determined to be nondeductible, as provided in Section 3.15.
Notwithstanding the above, pursuant to the Memorandum of Agreement between the Company and United Steel, Paper and Forestry, Rubber, Manufacturing, Energy, Allied Industrial and Service Workers International Union AFL-CIO, CLC agreed upon by the parties during the negotiations leading to the 2012-2015 collective bargaining agreement, for the Plan Year beginning January 1, 2015 only, the Employer shall make a one-time Profit Sharing Contribution to the Account of each Eligible Arrow Union Participant in the amount of $2,000 (the “Arrow Union Profit Sharing Contribution”). The Arrow Union Profit Sharing Contribution will be allocated on the first pay date for the first full pay period in January 2015. An “Eligible Arrow Union Participant” is an Arrow Union Participant who was an active Employee of Arrow and a member of the production and maintenance collective bargaining unit at the Berks County, Pennsylvania location of Arrow on the date the 2012-2015 collective bargaining agreement was ratified and who is an active Employee and an Arrow Union Participant on the first pay date for the first full pay period in January 2015.
Section 3.08    PROFIT SHARING CONTRIBUTION ALLOCATION AND ACCRUAL OF BENEFIT.

A.
Method of Allocation. Subject to Appendix F and any restoration allocation required under Section 4.04, and except as provided in Section 3.07 with respect to the Arrow Union Profit Sharing Contribution, the Plan Administrator shall allocate and credit to the Account of each Participant who satisfies the conditions of Section 3.08.B. a percentage of the Profit Sharing Contribution, if any, made pursuant to Section 3.07 for a Plan Year that is allocable to Participants of the applicable Employer in the ratio that the sum of the Participant’s total Compensation for the Plan Year bears to the sum of all such Participants’ total Compensation for the Plan Year.

B.
Accrual of Benefit. Except as provided in Section 3.07 with respect to the Arrow Union Profit Sharing Contribution, the Plan Administrator shall determine the accrual of a Participant's benefit on the basis of the Plan Year. Although contributions may be made at other times (and therefore credited to Accounts at such other times), except with respect to the Arrow Union Profit Sharing Contribution, the Participant’s status as of the end of the Plan Year for which the Profit Sharing Contribution is made shall determine his entitlement to share in an allocation of such Profit Sharing Contribution, regardless of when credited to his Account. In allocating any Profit Sharing Contributions to a Participant’s Account, the Plan Administrator, subject to Section 11.01, shall take into account only Compensation paid to the Employee during the portion of the Plan Year during which the Employee was a Participant. However, except with respect to the Arrow Union Profit Sharing Contribution or as provided otherwise in an Appendix, the Plan Administrator shall not allocate any portion of a Profit Sharing Contribution for a Plan Year to the Account of any Participant if such Participant has not been credited with at least 1,000 Hours of Service with the applicable Employer during the Plan Year and is not employed by the applicable Employer on the last day of that Plan Year. Except with respect to the Arrow Union Profit Sharing Contribution, if Participants must satisfy allocation requirements in order to receive an allocation of any Profit Sharing Contributions, such allocation requirements shall not apply to Participants who experience a Severance from Employment during the applicable Plan Year after their Normal Retirement Date or due to death or Disability.

Notwithstanding any other provision to the contrary, a Profit Sharing Contribution shall not be allocated to a Participant’s Account to the extent the contribution would exceed the Participant’s “Maximum Permissible Amount” under Appendix F, Section F.07. of the Plan for the Plan Year in which he contribution is made. In addition, if, in any given Plan Year, the Plan fails to satisfy the requirements of Code Section 410(b)(1), any Hours of Service requirement to receive an allocation of Profit Sharing Contributions shall be disregarded for that Plan Year with respect to the Participant(s) with the next highest number of Hours of Service and continuing with each Participant, one by one, until the Plan satisfies the requirements of Code Section 410(b)(1). If, after eliminating any Hours of Service allocation requirement for all Participants, the Plan still fails to satisfy the requirements of Code Section 410(b)(1), a last day of the Plan Year allocation requirement, if any, shall be eliminated with respect to the Participant(s) who incurred a Severance from Employment with the Employer latest in the Plan Year, and continuing with each Participant, one by one, until the Plan satisfies the requirements of Code Section 410(b)(1).
A Participant who dies on or after January 1, 2010, while performing Qualified Military Service shall be treated as if he resumed employment with the Employer immediately prior to his death and then experienced a Severance from Employment on account of his death. A Participant who becomes Disabled on or after January 1, 2010, while performing Qualified Military Service and does not return to active employment with the Employer as a result of the Disability shall be treated as if he resumed employment with the Employer immediately prior to becoming Disabled and then experienced a Severance from Employment due to his Disability.
Section 3.09    AFTER-TAX CONTRIBUTIONS. Participants shall not be permitted to make After-tax Contributions to the Plan after January 1, 1987.
Section 3.10    QUALIFIED NON-ELECTIVE CONTRIBUTIONS.

A.
Purpose. If the limitation on Elective Deferral Contributions in Section F.01 of Appendix F or the limitation on Matching Contributions in Section F.04 of Appendix F is exceeded, the Employer may make “Qualified Non-elective Contributions” to a Participant’s Qualified Non-elective Contribution Account under the Plan on behalf of (i) all Participants who are Non-highly Compensated Employees, or (ii) the number of Non-highly Compensated Employees, beginning with the least highly Compensated Employee, necessary to satisfy the Actual Deferral Percentage test, the Actual Contribution Percentage test, or both, or the coverage requirements of Code Section 410(b). For purposes of this Article III, Qualified Non-elective Contributions shall mean contributions (other than Matching Contributions, Profit Sharing Contributions or Qualified Matching Contributions) made by the Employer and allocated to Participants’ Accounts that the Participants may not elect to receive in cash until distributed from the Plan; that are Nonforfeitable when made; and that are distributable only in accordance with the distribution provisions that are applicable to Elective Deferral Contributions and Qualified Matching Contributions.

B.	Limitations.

1.
A Qualified Non-elective Contribution made on behalf of a Non-highly Compensated Employee cannot be taken into account for purposes of the Actual Deferral Percentage test or the Actual Contribution Percentage test for a Plan Year to the extent the Qualified Non-elective Contribution exceeds the product of the Non-highly Compensated Employee’s Compensation and the greater of (i) 5% (up to 10% if the Qualified Non-elective Contribution is made in connection with a Participating Employer’s obligation to pay a prevailing wage under the Davis-Bacon Act (46 Stat. 1494), Public Law 71-798, Service Contract Act of 1965 (79 Stat. 1965), Public Law 89-286, or similar legislation); or (ii) 2 times the Plan’s “Representative Contribution Rate.”

2.
Qualified Non-elective Contributions cannot be taken into account for purposes of the Actual Deferral Percentage test to the extent such contributions are taken into account for purposes of satisfying any other actual deferral percentage test, any actual contribution percentage test, or the requirements of Treasury Regulations Sections 1.401(k)-3, 1.401(m)-3 or 1.401(k)-4. Similarly, if this Plan switches from the current Plan Year testing method to the prior Plan Year testing method pursuant to Treasury Regulations Section 1.401(k)-2(c), Qualified Non-elective Contributions that are taken into account under the current Plan Year testing method for a Plan Year may not be taken into account under the prior Plan Year testing method for the next Plan Year.

3.
Qualified Non-elective Contributions cannot be taken into account for purposes of the Actual Contribution Percentage test to the extent such contributions are taken into account for purposes of satisfying any other actual contribution percentage test, any actual deferral percentage test, or the requirements of Treasury Regulations Sections 1.401(k)-3, 1.401(m)-3 or 1.401(k)-4. Similarly, if this Plan switches from the current Plan Year testing method to the prior Plan Year testing method pursuant to Treasury Regulations Section 1.401(m)-2(c)(1), Qualified Non-elective Contributions that are taken into account under the current Plan Year testing method for a Plan Year may not be taken into account under the prior Plan Year testing method for the next Plan Year.

C.
Allocation. Qualified Non-elective Contributions shall be allocated to Participants’ Accounts either (i) in the same proportion that each Participant’s Compensation for the Plan Year for which the Employer makes the contribution bears to the total Compensation of all Non-highly Compensated Participants, or (ii) in a flat dollar amount, as determined by the Employer. Qualified Non-elective Contributions may be made only with respect to eligible Participants within one or more Employers or divisions or with respect to all eligible Participants, as determined by the Administrator.

D.	Definitions.

4.
The “Representative Contribution Rate” is the greater of (i) the lowest Applicable Contribution Rate of any eligible Non-highly Compensated Employee among a group of eligible Non-highly Compensated Employees that consists of half of all eligible Non-highly Compensated Employees for the Plan Year, or (ii) the lowest Applicable Contribution Rate of any eligible Non-highly Compensated Employee in the group of all eligible Non-highly Compensated Employees for the Plan Year and who is employed by a Participating Employer on the last day of the Plan Year.

(a)
Any Qualified Non-elective Contribution taken into account under the Actual Deferral Percentage test pursuant to Treasury Regulations Section 1.401(k)-2(a)(6) (including the determination of the Representative Contribution Rate for purposes of Treasury Regulations Section 1.401(k)-2(a)(6)(iv)(B)) is not permitted to be taken into account for purposes of the Actual Contribution Percentage test (including the determination of the Representative Contribution Rate).

(b)
Any Qualified Non-elective Contribution taken into account under the Actual Contribution Percentage test pursuant to Treasury Regulations Section 1.401(m)-2(a)(6) (including the determination of the Representative Contribution Rate for purposes of Treasury Regulations Section 1.401(m)-2(a)(6)(v)(B)) is not permitted to be taken into account for purposes of the Actual Deferral Percentage test (including the determination of the Representative Contribution Rate).

5.	The “Applicable Contribution Rate” for an eligible Non-highly Compensated Employee is:

(a)
Actual Deferral Percentage Test. The sum of the Qualified Matching Contributions taken into account for purposes of the Actual Deferral Percentage test for the eligible Non-highly Compensated Employee for the Plan Year and the Qualified Non-elective Contributions made for the eligible Non-highly Compensated Employee for the Plan Year divided by the Non-highly Compensated Employee’s Compensation for the Plan Year.

(b)
Actual Contribution Percentage Test. The sum of the Matching Contributions taken into account for purposes of the Actual Contribution Percentage test for the Non-Highly Compensated Employee for the Plan Year and the Qualified Non-elective Contributions made for the eligible Non-highly Compensated Employee for the Plan Year divided by the Non-highly Compensated Employee’s Compensation for the Plan Year.

Section 3.11    TIME OF PAYMENT OF CONTRIBUTION. The Employer may make its contribution for each Plan Year in one or more installments of cash or ESOP Stock without interest. The Employer must make its contribution that Participants have affirmatively elected to defer or that are automatically deferred on behalf of Participants, under Section 3.02 in cash as soon as such amounts may reasonably be segregated from the Employer's general assets, but in no event later than 15 business days after the end of the calendar month in which such amounts were withheld from the Participant's Compensation, or such later time as may be permitted by regulations under ERISA and Section 401(k) of the Code. The Employer must make the balance, if any, of its contribution to the Trustee within the time prescribed (including extensions) for filing its tax return for the taxable year for which it claims a deduction for its contribution, in accordance with Code Section 404(a)(6).
Section 3.12    FORM OF PAYMENT OF EMPLOYER CONTRIBUTIONS.

E.
In General. Matching Contributions, Qualified Matching Contributions, Qualified Non-elective Contributions, and Profit Sharing Contributions made under the Plan shall be made in ESOP Stock, cash, or both; provided that contributions intended to satisfy an ESOP Loan shall not be made in ESOP Stock. The value of each share contributed shall be the Stock’s closing price per share on the New York Stock Exchange for the last trading day immediately preceding the date the ESOP Stock is contributed to the Plan.

F.
Disposition of Contributions. ESOP Stock purchased under Section 5.08 shall be held in Trust, and when allocated in accordance with Section 3.16 shall remain so allocated to Participants’ Accounts until distributed in accordance with Article V or otherwise disposed of in accordance with the Plan and Trust.

Section 3.13    ALLOCATION OF FORFEITURES. Subject to any restoration allocation required under Section 4.04 of the Plan, the Plan Administrator shall allocate and use the amount of a Participant's benefit forfeited under the Plan to pay Plan expenses and reduce Matching Contributions and/or Profit Sharing Contributions. Such forfeitures, if any, shall be used to reduce the contributions of the Employer for whom the Participant was working when the Participant's Severance from Employment which produced the forfeiture occurred. The Plan Administrator shall continue to hold the undistributed, nonvested portion of the benefit of a Participant who has incurred a Severance from Employment in his Account solely for his benefit until a forfeiture occurs at the time specified in Section 4.03 of the Plan.
Section 3.14    ROLLOVER AND TRANSFER CONTRIBUTIONS. The Trustee is authorized to accept and hold as part of the Trust Fund assets transferred on behalf of a Participant (“Transfer Contributions”), provided that such transfer satisfied any procedures or other requirements established by the Plan Administrator. The Trustee shall also accept and hold as part of the Trust Fund assets transferred in connection with a merger or consolidation of another plan with or into the Plan pursuant to Section 13.06 hereof and as may be approved by the Plan Administrator. In addition, the Trustee shall also accept “rollover” amounts contributed directly by or on behalf of a Participant in accordance with procedures and rules established by the Plan Administrator in respect of a distribution made to or on behalf of such Participant from another plan pursuant to Section 13.06 hereof. The Plan shall accept such assets from all permissible sources including a qualified plan, an employee annuity, an annuity contract, an individual retirement account, an individual retirement annuity or an eligible governmental deferred compensation plan, including any after-tax contributions from such source. Subject to the approval of the Plan Administrator, rollover amounts may also include any outstanding participant loans from another plan qualified under either Code Section 401(a) or 403(a) rolled over to the Plan in kind, provided such other qualified plan permits rollover of loans in kind. All amounts so transferred to the Trust Fund shall be held in a segregated subaccount and shall be referred to as “Rollover Contributions.”
Rollover Contributions must conform to rules and procedures established by the Plan Administrator including rules designed to assure the Plan Administrator that the funds so transferred qualify as a Rollover Contribution under the Code. An Eligible Employee, prior to satisfying the Plan’s eligibility conditions, may make Rollover Contributions and Transfer Contributions to the Trust to the same extent and in the same manner as a Participant. If an Eligible Employee makes a Rollover Contribution or Transfer Contribution to the Trust prior to satisfying the Plan’s eligibility conditions, the Plan Administrator and Trustee must treat the Eligible Employee as a Participant for all purposes of the Plan, except that the Eligible Employee is not a Participant for purposes of making Elective Deferral Contributions, Catch-up Contributions, or Roth Elective Deferral Contributions or receiving Matching Contributions, Profit Sharing Contributions, Qualified Matching Contributions, Qualified Non-elective Contributions, or Participant forfeitures under the Plan until he actually becomes a Participant in the Plan. If the Eligible Employee has a Severance from Employment prior to becoming a Participant, the Participant’s Rollover Contribution Account and Transfer Account shall be distributed to him as if it were an Employer contribution Account.
In the case of any rollover or transfer of assets to this Plan from a Keogh plan, the Plan Administrator shall maintain records which enable the Plan Administrator to identify which portion of the Rollover Account is comprised of Keogh plan amounts (and earnings thereon).
Section 3.15    RETURN OF CONTRIBUTIONS. All contributions to the Plan are conditioned upon their deductibility under the Code. The Trustee, upon written request from the Employer, shall return to the Employer the amount of the Employer's contribution made by the Employer by mistake of fact or the amount of the Employer's contribution disallowed as a deduction under Code Section 404. The Trustee shall not return any portion of the Employer's contribution under this provision more than one year after:

A.	The Employer made the contribution by mistake of fact; or

B.	The disallowance of the contribution as a deduction, and then, only to the extent of the disallowance.
The Trustee shall not increase the amount of the Employer contribution returnable under this Section 3.15 for any earnings attributable to the contribution, but the Trustee shall decrease the Employer contribution returnable for any losses attributable to it. The Trustee may require the Employer to furnish it whatever evidence the Trustee deems necessary to enable the Trustee to confirm the amount the Employer has requested be returned is properly returnable under ERISA.
Section 3.16    RELEASE OF ESOP STOCK FOR ALLOCATION. As of each Valuation Date that ends a calendar quarter during which Matching Contributions or earnings on Matching Contributions are applied to satisfy a portion of the ESOP Loan, a certain number of shares or ESOP Stock held in the Unallocated Stock Account, calculated in accordance with Section 3.16.A.1. or Section 3.16.B., shall be released for allocation among Participants’ Accounts in accordance with Section 3.17.

A.	If:

1.	The ESOP Loan provides for payments of principal and interest at a cumulative rate that is not less rapid at any time than level annual payments of such amounts for 10 years; and

2.
Interest included in any payment is disregarded (in determining the portion of such payment constituting principal) only to the extent that it would be determined to be interest under standard loan amortization tables, then the number of shares released from the Unallocated Stock Account shall bear the same ratio to the number of shares attributable to the ESOP Loan that are then in the Unallocated Stock Account (prior to the release) as (a) the principal payments made on the ESOP Loan in the calendar quarter ending with such Valuation Date bear to (b) the quarter's principal payments described in (a), plus the total remaining principal payments required (or projected to be required on the basis of the interest rate in effect at the end of such calendar quarter) to satisfy the ESOP Loan. If the ESOP Loan does not meet the requirements of the preceding sentence, or if, at any time, by reason of a renewal, extension or refinancing, the sum of the expired duration of the ESOP Loan, the renewal period, the extension period, and the duration of the new ESOP Loan exceeds 10 years, then the number of shares released shall be determined in accordance with Section 3.16.B.

B.
Unless Section 3.16.A.1. applies, the number of shares released from the Unallocated Stock Account shall bear the same ratio to the number of shares attributable to the ESOP Loan that are then in the Unallocated Stock Account (prior to the release) as (1) the principal and interest payments made on the ESOP Loan in the calendar quarter ending with such Valuation Date bear to (2) the quarter's payments described in (1), plus the total remaining principal and interest payments required (or projected to be required on the basis of the interest rate in effect at the end of such calendar) to satisfy the ESOP Loan.

C.	For purposes of this Section, each ESOP Loan, the ESOP Stock purchased in connection with it, and any stock dividends on such ESOP Stock, shall be considered separately.

D.
At the time that an ESOP Loan is made, the interest rate for the ESOP Loan and the price of ESOP Stock to be acquired with the ESOP Loan proceeds should not be such that the Plan assets might be drained off.

E.	No person entitled to payment under an ESOP Loan shall have any right to assets of the Plan other than:

1.	Collateral given for the ESOP Loan;

2.	Contributions (other than contributions of the ESOP Stock) that are made under the Plan to meet its obligations under the ESOP Loan; and

3.	Earnings attributable to such collateral and the investment of such contributions.

F.
The payments made with respect to an ESOP Loan by the Plan during a Plan Year must not exceed an amount equal to the sum of such contributions and earnings received during or prior to the year less such payments in prior years. In addition, such contributions and earnings must be accounted for separately in the books of account of the plan until the ESOP Loan is repaid.

Section 3.17    MATCHING CONTRIBUTIONS - ESOP STOCK ALLOCATIONS. As of a date determined by each Employer, the sum of:

A.	The ESOP Stock released from the Unallocated Stock Account for the calendar quarter ending on that Valuation Date, as determined in accordance with Section 3.16; plus

B.
Any Matching Contributions, and any earnings, gains or losses thereon, for the then current Plan Year not designated to be applied against the ESOP Loan and not previously allocated, shall be allocated among the Accounts of eligible Participants in an amount not to exceed the percentage of Elective Deferral Contributions made under Section 3.02.

Section 3.18    ALLOCATION OF EXCESS MATCHING CONTRIBUTIONS. If the fair market value of shares of ESOP Stock released from the Unallocated Stock Account under Section 3.16 exceeds the applicable Matching Contribution for the Plan Year, the excess shall, at the discretion of the Plan Administrator, be allocated:

K.
As a bonus Matching Contribution allocated as provided in Section 3.17 ratably to the Accounts of all Employees eligible to receive Matching Contributions, subject to the limitations on Additional Matching Contributions set forth in Section 3.05.C.; or

L.
As a Profit Sharing Contribution allocated as provided in Section 3.07 to the Accounts of the class of Employees selected in the same manner as indicated in Section 3.05 for Qualified Matching Contributions.

Section 3.19    UNALLOCATED ESOP STOCK ACCOUNT. The Plan Administrator shall maintain, or cause to be maintained, an Unallocated Stock Account. The Plan's holdings of ESOP Stock that have been purchased on credit, whether or not the ESOP Stock is pledged as collateral, shall be segregated in the Unallocated Stock Account until payments on the corresponding ESOP Loan permit the release and allocation of the ESOP Stock to Participant Accounts in accordance with Sections 3.16, 3.17, and 3.18. Any dividends with respect to such segregated ESOP Stock that are paid by the Company in the form of additional shares of ESOP Stock shall also be segregated in the Unallocated Stock Account and thereafter treated in the same manner as the underlying segregated ESOP Stock.
In the event of default of an ESOP Loan, the value of Plan assets transferred in satisfaction of the ESOP Loan must not exceed the amount of default. Further, if the lender with respect to the ESOP Loan is a disqualified person, the assets transferred cannot exceed the payment schedule of the ESOP Loan.
Section 3.20    FURTHER REDUCTIONS OF CONTRIBUTIONS. In addition to the reductions and recharacterizations provided for under Appendix F, in any Plan Year in which the Committee deems it necessary to do so to meet the requirements of the Code and the Treasury Regulations thereunder, the Committee may further reduce the amount of Elective Deferral Contributions that may be made to a Participant's Account, or refund such amounts previously contributed.
ARTICLE IV.
TERMINATION OF SERVICE; PARTICIPANT VESTING
Section 4.01    VESTING.

G.	Vesting — In General.

3.
A Participant's interest in his Elective Deferral Contribution Account, Catch-Up Contribution Account, Roth Elective Deferral Contribution Account, After-Tax Contribution Account, Rollover Contribution Account, Transfer Account, Qualified Matching Contribution Account, and Qualified Non-elective Contribution Account, if any, and dividends paid on the Stock held in the portion of his Account that is invested in the ESOP Stock Fund, if any, shall at all times be fully vested and Nonforfeitable. In addition, the Arrow Union Profit Sharing Contribution described in Section 3.07, if any, made to an Eligible Arrow Union Participant’s Account shall at all times be fully vested and Nonforfeitable.

4.
Unless otherwise provided in the Plan or in an Appendix hereto, a Participant’s interest in his Non-Safe Harbor Matching Contribution Account, Additional Matching Contribution Account, and Profit Sharing Contribution Account, and an Arrow Union Participant’s interest in his entire Matching Contribution Account shall vest in accordance with the following schedule:

Years of Service            Vested Percentage
Less than three (3)                0%
Three (3) or more             100%

3.	The interest of a Participant other than an Arrow Union Participant in his Safe Harbor Matching Contribution Account shall vest in accordance with the following schedule:
Years of Service            Vested Percentage
Less than two (2)                0%
Two (2) or more             100%

4.
Matching Contributions made under the Plan for Plan Years prior to January 1, 2009 by the following Employers shall be fully vested and Nonforfeitable after one (1) Year of Service: Teleflex Incorporated (Corporate Headquarters), Teleflex CT Devices (now known as Coventry, CT, a business unit of Teleflex Medical Incorporated), Telair International, Inc. (divested December 31, 2011), Telair Los Angeles (Century Aero Products), Sermatech International (sold February 28, 2005; automatic vesting for transferred employees on February 28, 2005), Sermatech Middle Atlantic (sold February 28, 2005; automatic vesting for transferred employees on February 28, 2005), Sermatech West (sold February 28, 2005; automatic vesting for transferred employees on February 28, 2005), Sermatech Power Solutions (sold February 28, 2005; automatic vesting for transferred employees on February 28, 2005), Sermatech Texas Group (formerly Gas-Path; closed January 10, 2005), Sermatech – Lehr (divested on June 29, 2007; automatic vesting for certain Participants actively employed on June 29, 2007), Airfoil Management (divested in 2009), Sermatech – Aeroforge (divested on June 29, 2007; automatic vesting for certain Participants actively employed on June 29, 2007), Sermatech Dynamic (Year of Service measured from later of January 1, 2003 or date of hire; sold February 28, 2005; automatic vesting for transferred employees on February 28, 2005), Sermatech Ethylene (sold February 28, 2005; automatic vesting for transferred employees on February 28, 2005), Sermatech Castings (closed August 31, 2005), Sermatech IGT Engineering (closed October 31, 2004), Sermatech Fuel Nozzle (closed October 31, 2004), Sermatech Power Solutions (formerly Klock; sold February 28, 2005; automatic vesting for transferred employees on February 28, 2005), Aviation Product Support – Employees Represented By Paper, Allied-Industrial, Chemical and Energy Workers International Union (P.A.C.E.) 5-0826 (formerly 7826) (closed August 31, 2008), Airfoil Technologies International LLC (ATI) (closed August 31, 2008), Turbine Technology Services (closed December 31, 2004), Cepco – Chester, VT (divested June 2, 2007), Mal Tool (Manchester, CT and North Charlestown, NH; divested June 29, 2007; automatic vesting for certain Participants actively employed on June 29, 2007), Teleflex Automotive Group, Manufacturing (Van Wert OH; divested December 31, 2007; automatic vesting for certain Participants actively employed on December 31, 2007), Teleflex Automotive Group, Headquarters (Troy, MI; divested December 31, 2007; automatic vesting for certain Participants actively employed on December 31, 2007), Teleflex Automotive Group, Manufacturing (Lebanon, VA; closed January 31, 2006), Teleflex Automotive Group, Manufacturing (Lyons, OH and Kendallville, IN; divested August 12, 2005; automatic vesting for certain Participants actively employed on August 12, 2005), Teleflex Automotive (Lyons, OH; divested August 12, 2005; automatic vesting for certain Participants actively employed on August 12, 2005), Teleflex Fluid Systems, Inc. (Suffield, CT, Grand River, OH, Pickens, SC (formerly Teleflex Machine Products, Inc., McKechnie Vehicle Components) and Sterling Heights, MI; divested December 31, 2007; automatic vesting for certain Participants actively employed on December 31, 2007), Capro, Inc. (Willis, TX, Shreveport, LA, Swainsboro, GA and Seimer, TN; divested December 31, 2007; automatic vesting for certain Participants actively employed on December 31, 2007), Norland Plastics Company (divested December 31, 2007; automatic vesting for certain Participants actively employed on December 31, 2007), Teleflex GFI Control Systems, Inc. (Missouri; U.S. Employees; closed December 31, 2004), Southwest Wire Rope, LP (divested June 30, 2010), Southern Wire, LLC (divested June 30, 2010), Teleflex Incorporated – Marine (divested March 22, 2011; Participants who were Employees on March 22, 2011 are 100% vested), Teleflex Morse – Motion Systems (closed June 2009), Teleflex Morse Electrical Systems (closed June 2009), Teleflex Morse Techsonic Industries, Inc.(sold May 7, 2004; automatic vesting for Participants actively employed on May 5, 2004), Sierra International Inc. (divested March 22, 2011), and Rüsch Inc. (closed October 32, 2005; Matching Contributions made prior to January 1, 2004 only).

5.
Matching Contributions made under the Plan for Plan Years prior to January 1, 2009 by the following Employers shall be fully vested and Nonforfeitable after three (3) Years of Service: Teleflex Medical Incorporated (Jaffrey, NH), Weck Surgical (a business unit of Teleflex Medical Incorporated), TFX Medical Wire Products, Inc. (TFX Medical Extrusion Products – Plymouth, MN), Beere Precision Medical Instruments (a business unit of Teleflex Medical Incorporated), Arrow International, Inc., Arrow Interventional, Inc., Arrow Med Tech LLC, Arrow Union Participant, Rüsch Inc. (closed October 31, 2005; Matching Contributions made on and after January 1, 2004 only), Pilling Surgical (closed March 31, 2006), Medical Marketing Group (closed December 31, 2004), and KMEDIC (closed September 30, 2006).

6.
In addition to the above, a Participant’s interest in his Non-Safe Harbor Matching Contribution Account, Safe Harbor Matching Contribution Account, Additional Matching Contribution Account, and Profit Sharing Contribution Account shall be fully vested if, while employed by the Employer, he reaches his Normal Retirement Date, dies or sustains a Disability.

7.
A Participant who dies on or after January 1, 2007, while performing Qualified Military Service shall be treated as if he resumed employment with the Employer immediately prior to his death and then experienced a Severance from Employment on account of his death. A Participant who becomes Disabled on or after January 1, 2010, while performing Qualified Military Service and does not return to active employment with the Employer as a result of the Disability shall be treated as if he resumed employment with the Employer immediately prior to becoming Disabled and then experienced a Severance from Employment due to his Disability.

8.
The Committee or its delegate shall have the authority to accelerate the vesting of a Participant, except for a Participant who is a Section 16 Officer, as defined in Rule 16a-1 issued under the Securities Exchange Act of 1934, so long as such acceleration satisfies the requirements of Code Section 401(a)(4) and the Treasury Regulations thereunder. Further, to the extent a divestiture agreement that has been approved by the Board or its delegate provides for the acceleration of vesting for certain Participants, the Plan shall be treated as being amended pursuant to the terms of such divestiture agreement with respect to such Participants.

H.
Vesting — Special Rule with Respect to Techsonic Industries, Inc. Notwithstanding Section 4.01.A. above, any Participant who was actively employed by Techsonic Industries on May 5, 2004, shall have a 100% vested interest in his Matching Contributions; provided that such Participant shall have no vested interest in Matching Contributions that are attributable to Elective Deferral Contributions that are Excess Elective Deferrals or Excess Compensation Deferrals.

I.
Vesting — Special Rule with Respect to the Sermatech Coatings Business. Notwithstanding Section 4.01.A. above, any Participant whose employment was transferred from the Employer to the buyer as a result of the sale of the “Business” on February 28, 2005, shall have a 100% vested interest in his Matching Contributions; provided that such Participant shall have no vested interest in Matching Contributions that are attributable to Elective Deferral Contributions that are Excess Elective Deferrals or Excess Compensation Deferrals. The “Business” for purposes of this Section 4.01.C. shall mean the provision and sale of engineered coating services for the aerospace, power generation, offshore oil and gas, process and general industrial markets, each as conducted by the Sermatech Coatings division of the Company and its Related Employers as of February 28, 2005.

J.
Vesting — Special Rule with Respect to Automotive Pedals Business. Notwithstanding Section 4.01.A. above, any Participant who was actively employed by the “Business” on August 12, 2005, shall have a 100% vested interest in his Matching Contributions; provided that such Participant shall have no vested interest in Matching Contributions that are attributable to Elective Deferral Contributions that are Excess Elective Deferrals or Excess Compensation Deferrals. The “Business” for purposes of this Section 4.01.D. shall mean the development, manufacture and sale of accelerator, brake and clutch pedals (including, fixed and adjustable pedals and electronic throttle control systems) to the light-duty over-the-highway automotive market, as conducted by the Automotive Group Pedal Products Business as of August 12, 2005.

K.
Vesting — Special Rule with Respect to Teleflex Aerospace Manufacturing Group. Notwithstanding Section 4.01.A. above, any Participant who was actively employed by the “Business” on June 29, 2007, shall have a 100% vested interest in his Matching Contributions; provided that such Participant shall have no vested interest in Matching Contributions that are attributable to Elective Deferral Contributions that are Excess Elective Deferrals or Excess Compensation Deferrals. The “Business” for purposes of this Section 4.01.E. shall mean the design and, manufacture and sale of fan blades, blisks, compressor airfoils, outer guide vanes and turbine airfoils for aircraft turbine engines by the “Acquired Companies” (as defined in the Purchase Agreement) and the UK Seller (as defined in the Purchase Agreement) to original equipment manufacturers of aircraft engines.

L.
Vesting — Special Rule with Respect to Arrow International, Inc. Each person who was an active employee of Arrow or any of its Subsidiaries (as set forth in Section 3.01(b) of the Disclosure Letter to the Agreement and the Plan of Merger among Teleflex Incorporated, AM Sub Inc. and Arrow International, Inc.) immediately prior to October 1, 2007 shall receive full credit for purposes of vesting under the Plan for his most recent continuous period of service with Arrow or any of its subsidiaries, to the same extent recognized by Arrow or any of its Subsidiaries immediately prior to October 1, 2007, except to the extent such credit would result in duplication of benefits for the same period of service.

M.
Vesting — Special Rule with Respect to Automotive and Industrial. Notwithstanding Section 4.01.A. above, any Participant who was actively employed by the “Business” on December 31, 2007, shall have a 100% vested interest in his Matching Contributions; provided that such Participant shall have no vested interest in Matching Contributions that are attributable to Elective Deferral Contributions that are Excess Elective Deferrals or Excess Compensation Deferrals. The “Business” for purposes of this Section 4.01.G. shall mean the development, manufacture and sale of (i) shift towers, shifters, shift knobs, lumbar products, head restraints and other seat modules, seat actuators and other electro-mechanical devices and cables to original equipment manufacturers and Tier 1 suppliers in automotive markets, (ii) steering systems, shifters, heavy duty cables, light duty cables, fixed and adjustable foot pedals, displays and electronics to manufacturers in vehicular (but not marine vessel) and related industrial markets, and (iii) nylon and nylon assemblies, convoluted hose, smooth bore PTFE hose, fittings and connectors and fluid delivery systems to the customers, and in the markets, described in (i) and (ii) above.

N.
Vesting – Special Rule with Respect to VasoNova, Inc. Each person who was an active employee of VasoNova immediately prior to January 10, 2011 shall receive full credit for purposes of vesting under the Plan for his most recent continuous period of service with VasoNova.

O.
Vesting – Special Rule with Respect to Semprus BioSciences Corp. Each person who was an active employee of Semprus immediately prior to May 22, 2012, shall receive full credit for purposes of vesting under the Plan for his most recent continuous period of service with Semprus.

P.
Vesting – Special Rule with Respect to Hotspur Technologies, Inc. Each person who was an active employee of Hotspur immediately prior to June 22, 2012 shall receive full credit for purposes of vesting under the Plan for his most recent continuous period of service with Hotspur.

Q.
Vesting – Special Rule with Respect to LMNA North America, Inc. and Wolfe Tory, Inc. Each person who was an active employee of LMANA and Wolfe Tory prior to October 23, 2012 shall receive full credit for purposes of vesting under the Plan for his most recent continuous period of service with LMANA or Wolfe Tory, respectively.

R.
Vesting – Special Rule with Respect to VidaCare. Subject to the Break-in-Service provisions in the Plan, each person who was an active employee of VidaCare on October 29, 2013 shall receive full credit for purposes of vesting under the Plan for his period of service with VidaCare.

Section 4.02    INCLUDED YEARS OF SERVICE – VESTING. For purposes of determining Years of Service under Section 4.01, the Plan shall take into account all Years of Service an Employee completes except any Year of Service after the Participant first incurs a "Forfeiture Break-in-Service." The Participant incurs a Forfeiture Break-in-Service when he incurs five consecutive Breaks in Service. This exception excluding Years of Service after a Forfeiture Break-in-Service shall apply for the sole purpose of determining the Nonforfeitable percentage of a Participant’s Non-Safe Harbor Matching Contribution Account, Safe Harbor Matching Contribution Account, Additional Matching Contribution Account, and Profit Sharing Contribution Account that accrued for his benefit prior to the Forfeiture Break-in-Service.
Elective Deferral Contributions shall be taken into account for purposes of Code Section 411(a) except that Elective Deferral Contributions are disregarded for purposes of applying Code Section 411(a)(2) to other contributions or benefits.
Section 4.03    FORFEITURE OCCURS. A Participant’s forfeiture, if any, of the nonvested portion of his Non-Safe Harbor Matching Contribution Account, Safe Harbor Matching Contribution Account, Additional Matching Contribution Account, and/or Profit Sharing Contribution Account shall occur under the Plan:

A.	As soon as administratively practicable after the Participant first incurs a Forfeiture Break-in-Service; or

B.
If earlier than A., above, and if applicable, as soon as administratively practicable after the date the Participant receives (or is deemed to receive) a “Cash-out Distribution,” as defined in Section 4.06, of the Nonforfeitable percentage of his Non-Safe Harbor Matching Contribution Account, Safe Harbor Matching Contribution Account, Additional Matching Contribution Account, and/or Profit Sharing Contribution Account, if any, as a result of his Severance from Employment in accordance with Section 4.06 below.

The Plan Administrator shall determine the percentage of a Participant's Non-Safe Harbor Matching Contribution Account, Safe Harbor Matching Contribution Account, Additional Matching Contribution Account, and/or Profit Sharing Contribution Account forfeiture, if any, under this Section 4.03 solely by reference to the vesting schedule of Section 4.01 or as provided in an Appendix hereto, if applicable. A Participant shall not forfeit any portion of his Non-Safe Harbor Matching Contribution Account, Safe Harbor Matching Contribution Account, Additional Matching Contribution Account, and/or Profit Sharing Contribution Account for any other reason or cause except as expressly provided by this Section 4.03. If a portion of a Participant’s Account is forfeited, ESOP Stock must be forfeited only after other assets.
Section 4.04    RESTORATION OF FORFEITED PORTION OF ACCOUNT. If the nonvested portion of a Participant’s Account is forfeited under Section 4.03 and the Participant is re-employed as an Employee before he incurs a Forfeiture Break-in-Service, the Plan Administrator shall restore the portion of his Account attributable to Non-Safe Harbor Matching Contributions, Safe Harbor Matching Contributions, Additional Matching Contributions, and/or Profit Sharing Contributions that was forfeited to the same dollar amount as the dollar amount of such portion of his Account on the Accounting Date on which the forfeiture occurred, unadjusted for any gains or losses occurring subsequent to that Accounting Date. The Plan Administrator shall restore the Participant’s Account as of the Plan Year Accounting Date coincident with or immediately following the Employee’s re-employment. To restore the Participant’s Account, the Plan Administrator, to the extent necessary, shall allocate to the Participant’s Account:

J.	First, the amount, if any, of Participant forfeitures the Plan Administrator would otherwise allocate under Section 3.13; and

K.	Second, the Profit Sharing Contribution and/or Matching Contribution, if any, for the Plan Year to the extent made under a discretionary formula.
To the extent the amount(s) available for restoration for a particular Plan Year are insufficient to enable the Plan Administrator to make the required restoration, the Employer shall contribute, without regard to any requirement or condition of Sections 3.06 and 3.08, such additional amount as is necessary to enable the Plan Administrator to make the required restoration. If, for a particular Plan Year, the Plan Administrator must restore the Account of more than one re-employed Participant, then the Plan Administrator shall make the restoration allocation(s) to each such Participant’s Account in the same proportion that a Participant’s restored amount for the Plan Year bears to the restored amount for the Plan Year of all re-employed Participants. The Plan Administrator shall not take into account the allocation(s) under this Section 4.04 in applying the limitation on allocations described in Appendix F.
Notwithstanding the foregoing, the provisions of this Section 4.04 shall not apply to reinstate any amounts which were forfeited prior to January 1, 2014 without the possibility of reinstatement upon reemployment.
Section 4.05    TRANSFERS BETWEEN PARTICIPATING EMPLOYERS. For purposes of vesting, in the case of an Employee who transfers between Employers with different vesting schedules, the Employee’s Nonforfeitable percentage shall be determined in accordance with the vesting schedule applicable to the Employer at which the Employee first commenced employment. Notwithstanding the foregoing, if the vesting schedule at the Employer to which the Employee is transferred is more advantageous in all respects than the Employee’s vesting schedule at his original Employer, such Employee’s Nonforfeitable percentage shall be determined in accordance with the vesting schedule of the subsequent Employer. If the vesting schedule may be more advantageous depending on an Employee's Years of Service and the Employee has performed three or more Years of Service for the Employer at the time of the transfer, the Employee may elect between the vesting schedule of his prior Employer and his current Employer in accordance with the procedures set forth in Section 13.03.
Section 4.06    CASH-OUT DISTRIBUTIONS TO PARTIALLY-VESTED PARTICIPANTS. If, pursuant to Article V, a partially-vested Participant receives a Cash-out Distribution before he incurs a Forfeiture Break-in-Service, the Cash-out Distribution will result in a forfeiture of the nonvested portion of the Participant's Account balance derived from Employer contributions as soon as administratively practicable. A partially-vested Participant is a Participant whose Nonforfeitable percentage determined under Section 4.01 is less than 100%. A “Cash-out Distribution” is a lump sum distribution of the Participant’s entire Nonforfeitable Account balance.
A “deemed” Cash-out Distribution rule applies to a 0% vested Participant. A 0% vested Participant is a Participant whose Account balance is entirely forfeitable at the time of his Severance from Employment. If the Participant’s Account is not entitled to an allocation of Employer contributions or Participant forfeitures for the Plan Year in which he has a Severance from Employment, the Plan Administrator will apply the deemed Cash-out Distribution rule as if the 0% vested Participant received a Cash-out Distribution on the date of the Participant’s Severance from Employment. If the Participant’s Account is entitled to an allocation of Employer contributions or Participant forfeitures for the Plan Year in which he has a Severance from Employment, the Plan Administrator will apply the deemed Cash-out Distribution rule as if the 0% vested Participant received a Cash-out Distribution on the first day of the first Plan Year beginning after his Severance from Employment. For purposes of applying the restoration provisions of Section 4.04, the Plan Administrator will treat the 0% vested Participant as repaying his Cash-out Distribution on the first date of his re-employment with the Employer.
ARTICLE V.
TIME AND METHOD OF PAYMENT OF BENEFITS
Section 5.01    DISTRIBUTION UPON SEVERANCE FROM EMPLOYMENT ON OR AFTER NORMAL RETIREMENT DATE. Subject to Sections 5.03 and 5.10, upon a Participant’s Severance from Employment (for any reason other than death) on or after his Normal Retirement Date, the Participant shall be entitled to payment of his Account in accordance with the provisions of this Article V, as soon as administratively practicable after the Participant’s Severance from Employment or the date the Participant files an application for distribution in accordance with the procedures established by the Plan Administrator, as the same may be amended from time to time, whichever is later. The form of payment shall be the same as for other Severance from Employment distributions, as set forth in Sections 5.03 and 5.10 of the Plan. If the Participant does not file a claim for benefits, payment shall in any event be made no later than the time required under Section 5.10. A Participant who remains in the employ of the Employer after his Normal Retirement Date shall continue to participate in Employer contributions, if any.
Section 5.02    DISTRIBUTION UPON SEVERANCE FROM EMPLOYMENT PRIOR TO NORMAL RETIREMENT DATE. Upon a Participant’s Severance from Employment prior to his Normal Retirement Date (for any reason other than death), payment shall commence to the Participant of the value of his Nonforfeitable Account balance as provided in Sections 5.02 and 5.03 of the Plan.
The Participant must consent in writing to a distribution (including the form of the distribution) if: (1) the Participant’s Nonforfeitable Account balance on the date the distribution commences exceeds $5,000, and (2) the Plan Administrator directs the Trustee to make a distribution to the Participant prior to the later of his Normal Retirement Date or his attaining age 62. Furthermore, the Participant’s Spouse must consent in writing to the distribution if the Participant’s Nonforfeitable Account balance on the date the distribution commences exceeds $5,000.
The consent of the Participant, and the Participant’s Spouse, if applicable, shall be obtained in writing within the 180-day period ending on the Annuity Starting Date. The “Annuity Starting Date” is the first day of the first period for which an amount is paid as an annuity or in any other form. The Plan Administrator shall notify the Participant and the Participant’s Spouse of the right to defer distribution until the Participant’s Nonforfeitable Account balance is no longer immediately distributable. Such notice shall include a general description of the material features, and an explanation of the relative values of, the optional forms of benefit, if any, available under the Plan in a manner that would satisfy the notice requirements of Code Section 411(a)(11) and its applicable Treasury Regulations (including a description of the consequences of failing to defer receipt of a distribution). Further, such notice shall be provided no less than 30 days and no more than 180 days prior to the date of distribution. However, distribution may commence less than 30 days after the notice is provided if the Plan Administrator clearly informs the Participant that the Participant has a period of at least 30 days after receiving the notice to consider whether or not to elect a distribution, and the Participant and the Participant’s Spouse, if applicable, after receiving the notice, affirmatively elect a distribution. Neither the consent of the Participant nor the Participant’s Spouse shall be required to the extent that distribution is required to satisfy Code Section 401(a)(9) or 415. An Account balance is immediately distributable if any part of the Account balance could be distributed to the Participant (or the surviving Spouse) before the Participant attains, or would have attained if not deceased, the later of Normal Retirement Age or age 62.
Section 5.03    TIME OF DISTRIBUTION OF ACCOUNT BALANCE. Upon a Participant’s Severance from Employment, other than for death, and subject to the consent requirements set forth in Section 5.02, the Participant’s Nonforfeitable Account balance shall be distributed as follows:

L.
If the Participant’s Nonforfeitable Account balance on the date the distribution commences is $1,000 or less, and the Participant does not elect to have such Account paid in the form of a direct rollover to an Eligible Retirement Plan specified by the Participant, the Trustee shall pay such Nonforfeitable Account balance to the Participant in the form of a single, lump sum Cash-out Distribution as soon as administratively practicable after the Participant’s Severance from Employment. For purposes of determining whether such payment may be made, the value of the Account shall be determined by including that portion of the Account that is attributable to Rollover Contributions. If the Participant does not have a Nonforfeitable interest in his Account, he shall be deemed to have received a distribution of his entire vested Account.

M.
If the Participant’s Nonforfeitable Account balance on the date the distribution commences is greater than $1,000 and does not exceed $5,000, and the Participant does not affirmatively elect to have such Nonforfeitable Account balance paid directly to him or to an Eligible Retirement Plan specified by the Participant, his Nonforfeitable Account balance shall be paid as a direct rollover distribution to an individual retirement plan or account (“IRA”) established for the Participant pursuant to a written agreement between the Committee and the provider of the IRA that meets the requirements of Section 401(a)(31) of the Code and the Treasury Regulations thereunder as soon as administratively practicable after the Participant’s Severance from Employment. For this purpose, the Committee may execute the necessary documents to establish an IRA on behalf of the Participant, using such Participant’s most recent mailing address in the records of the Employer. For purposes of determining whether such payment may be made, the value of such Account shall be determined by including that portion of the Account that is attributable to Rollover Contributions. In addition, if a Participant has a Roth Account, the $1,000 automatic rollover threshold described above is applied separately to the Participant’s Roth Account and the Participant’s Roth Account is not taken into account for purposes of determining whether the amount of the Participant’s other Accounts exceeds the $1,000 automatic rollover threshold. The Plan Administrator shall establish and maintain procedures to inform each Participant to whom this Section applies of the nature and operation of the IRA and the Participant’s investments therein, the fees and expenses associated with the operation of the IRA, and the terms of the written agreement establishing such IRA on behalf of the Participant.

N.
If the Participant’s Nonforfeitable Account balance on the date the distribution commences is greater than $5,000, the Trustee shall pay such Nonforfeitable Account balance to the Participant as soon as administratively practicable after he files a claim for benefits in accordance with the procedures established by the Plan Administrator, as the same may be amended from time to time, and consents to the distribution in accordance with Section 5.02, to the extent applicable. Consent to such distribution shall not be valid unless the Participant is informed of his right to defer receipt of the distribution.

If the Participant does not file a claim for benefits in accordance with the procedures established by the Plan Administrator, as the same may be amended from time to time, and consent to the distribution in accordance with Section 5.02, to the extent applicable, the Participant’s Account shall be held in trust until the earlier to occur of (1) the date that is as soon as administratively practicable following the date that the Participant files a claim for benefits in accordance with the procedures established by the Plan Administrator, as the same may be amended from time to time, or (2) the Participant’s Required Beginning Date, as defined in Section 5.10. At that time, the Participant’s Nonforfeitable Account balance shall be paid in accordance with the provisions of this Article V; provided, however, if the Participant dies after his Severance from Employment but prior to commencing receipt of his Plan Account, the Plan Administrator, upon notice of the death, shall direct the Trustee to commence payment of the Participant’s Nonforfeitable Account to his Beneficiary in accordance with the provisions of Sections 5.03 and 5.10.
A Participant who has experienced a Severance from Employment and elected to delay receiving a distribution of his Account may elect to receive a distribution of his Nonforfeitable Account balance as soon as administratively practicable following the date he properly completes the appropriate distribution election forms or procedures. If no such election is made, the Participant's Nonforfeitable Account balance shall be paid as provided in Section 5.10. The Trustee shall be authorized to charge a reasonable fee for maintaining the Nonforfeitable Account balance of a Participant who has experienced a Severance from Employment.
Section 5.04    DISTRIBUTIONS UPON DEATH. Upon the death of the Participant, the Participant’s Nonforfeitable Account balance shall be paid in accordance with Code Section 401(a)(9), including the Treasury Regulations issued thereunder, Section 5.10, and this Section 5.04.

A.
Distribution Beginning Before Death. If the Participant’s death occurs after payment of the Participant’s Nonforfeitable Account balance has commenced, the Plan Administrator shall complete payment of the remaining Account balance at least as rapidly as under the method of distribution used prior to the Participant’s death.

B.
Distribution Beginning After Death of Employee. If the Participant’s death occurs before distribution of his Account has commenced, the distribution of the Participant’s entire Nonforfeitable Account balance shall be made to the Participant’s Beneficiary in accordance with Section 5.08 and the method of payment selected by the Participant prior to his death. If no method of payment was selected by the Participant, the Beneficiary shall select the method of payment.

Notwithstanding the above, except as otherwise set forth in an Appendix hereto, the Participant’s Nonforfeitable Account balance shall be distributed in a lump sum distribution to the Participant’s Beneficiary as soon as administratively practicable after notification of the Participant’s death. However, if the Participant's Nonforfeitable Account balance at the time of distribution exceeds $5,000, the Account shall not be distributed to the Participant’s Beneficiary prior to the later of the Participant’s Normal Retirement Date or the date the Participant would have attained age 62 without the written consent of the Beneficiary if the Beneficiary is the Participant’s surviving Spouse. If the Beneficiary is not the Participant’s surviving Spouse, the Beneficiary must elect to have distribution of the entire amount payable completed on or before the last day of the calendar year that contains the fifth anniversary of the date of the Participant’s death.
In the case of a Participant who dies on or after January 1, 2007, while performing Qualified Military Service, the survivors of the Participant are entitled to any additional benefits (other than benefit accruals relating to the period of Qualified Military Service as provided by Code Section 414(u)) that are provided under the Plan assuming the Participant resumed employment with the Employer and then experienced a Severance from Employment on account of death. However, the foregoing shall not provide any additional benefit accruals, and the deemed resumption of employment of the Participant shall be applied only to determine the eligibility of a Beneficiary for any pre-retirement death benefits, and only to the extent required by published guidance, as incorporated herein.

C.
Nonforfeitable Account Balance. For purposes of this Section 5.04, the Participant’s Nonforfeitable Account balance at Severance from Employment shall include all amounts credited to the Participant’s Account for the Plan Year in which the Severance from Employment occurs even where such contributions are not yet allocated to the Participant’s Account, provided such amounts are vested.

Section 5.05    DESIGNATION OF BENEFICIARY. A Participant may, from time to time, designate in writing a Beneficiary or Beneficiaries, contingently or successively, to whom his Nonforfeitable Account shall be paid in the event of his death. A Participant’s Beneficiary designation shall not be valid unless the Participant’s Spouse consents (in accordance with the requirements of Code Section 417) to the Beneficiary designation or to any change in the Beneficiary designation. A Participant’s Beneficiary designation does not require spousal consent if the Participant’s Spouse is the Participant’s designated Beneficiary. The Plan Administrator shall prescribe the form for the written designation of Beneficiary and, upon the Participant's filing the form with the Plan Administrator and the Plan Administrator’s receipt of the form prior to the Participant’s death, the Participant shall effectively revoke all designations filed prior to that date by the same Participant. Notwithstanding the foregoing, a Participant may designate a Beneficiary through the use of any alternative media as provided in Section 9.14 of the Plan. If more than one person is designated as a Beneficiary, each shall have an equal share unless the designation directs otherwise. Any designation, change or revocation by a Participant shall be effective only if it is received by the Plan Administrator before the death of such Participant.
The termination of a Participant’s marriage shall not automatically result in a revocation or change of the Participant’s Beneficiary designation. Further, no provision in any court order, judgment, decree, or similar document shall be effective to revoke or change a Participant’s Beneficiary designation, except to the extent that such order, judgment or decree is determined to be a qualified domestic relations order that must be honored by the Plan. A Participant’s Beneficiary designation may be changed only by the Participant making a new Beneficiary designation in accordance with the rules and procedures established by the Plan Administrator. Any new Beneficiary designation, change or revocation by a Participant shall be effective only if it is received by the Plan Administrator before the Participant’s death.
Section 5.06    FAILURE OF BENEFICIARY DESIGNATION. If a Participant fails to name a Beneficiary in accordance with Section 5.05 of the Plan, or if the Beneficiary named by a Participant predeceases him, then the Participant’s Account shall be paid in a single lump sum to the Participant’s surviving Spouse, if any, and if there is no surviving Spouse, to the Participant's estate.
If the Beneficiary survives the Participant but dies before complete distribution of the Participant’s Account, the remaining portion of the Participant’s Account shall be paid in a lump sum to any contingent Beneficiaries named by the Participant or, if there are none, to the legal representative of the estate of such deceased Beneficiary. The Administrator shall determine the method and to whom payment shall be made under this Section 5.06.
Section 5.07    OTHER RULES GOVERNING THE TIME OF PAYMENT OF BENEFITS.

A.
Minimum Legal Distribution Requirements. Unless the Participant elects otherwise in writing, distribution of a Participant’s Nonforfeitable Account balance shall be made not later than 60 days after the close of the Plan Year in which the later of the following events occurs:

1.	The date the Participant reaches his Normal Retirement Date;

2.	The tenth anniversary of the date on which the Participant commenced participation in the Plan; or

3.	The date of the Participant’s Severance from Employment with the Employer.
Notwithstanding the above, except as provided in Sections 5.03.A. or B. and 5.10, a Participant must file a claim for benefits before payment of his Nonforfeitable Account balance will commence. In no event shall distributions commence nor shall the Participant elect to have distributions commence later than his Required Beginning Date. Furthermore, once distributions have begun to a Five-percent Owner, they must continue to be distributed, even if the Participant ceases to be a Five-percent Owner in a subsequent year.

B.
In no event shall payment commence later than the time prescribed by this Article V or in a form not permitted under Article V. The Plan Administrator shall make its determinations under this Article V in a nondiscriminatory, consistent and uniform manner. If the Plan Administrator directs payment to commence to the Participant under this Article V, it shall provide the Participant (and, if applicable, the Participant's Spouse) with the appropriate form to consent to the distribution direction, if required.

Section 5.08    FORM OF BENEFIT PAYMENTS. Except as otherwise provided in an Appendix hereto, a Participant shall receive payment of his Nonforfeitable Account balance in a single lump sum.

A.	The portion of a Participant’s Account invested in an investment other than Stock or ESOP Stock shall be distributed in a single lump sum cash payment.

B.	Amounts invested in Stock and ESOP Stock shall be distributed as follows:

4.
If the value of a Participant’s Nonforfeitable Account (including amounts not invested in Stock and/or ESOP Stock) is $5,000 or less, and the Participant does not elect, pursuant to a procedure established by the Plan Administrator, to receive a distribution in Stock, such distribution shall be made in cash in accordance with Section 5.03.; and

5.
If the value of a Participant’s Nonforfeitable Account (including amounts not invested in Stock and/or ESOP Stock) is more than $5,000, distribution shall be made in either Stock or cash, as elected by the distributee pursuant to a procedure established by the Plan Administrator.

Notwithstanding the foregoing, the right to elect a distribution in the form of Stock shall not apply to the portion of the Participant’s Account that he has elected to diversify pursuant to Section 9.08.

C.	If a distributee elects to receive a distribution in cash, the Trustee shall:

1.	Buy for the Plan the distributee’s shares of Stock at the fair market value on the date they are to be delivered;

2.	Sell such shares on a national securities exchange, or, if the shares are not listed on such an exchange, the over-the-counter market; or

3.	Provide for the liquidation of the distributee’s shares using a combination of Sections 5.08.C.1 and 5.08.C.2.

D.
Before any distribution is made from a Participant’s Account pursuant to this Article V, any fractional share of Stock allocated to that Account shall be converted to cash on the basis of its pro rata share of the price of a whole share of Stock on the date of distribution.

E.
Any shares of Stock distributed pursuant to the terms of the Plan shall be subject to such restrictions on their subsequent transfer as shall be necessary or appropriate, in the opinion of counsel for the Company, to comply with applicable federal and state securities laws and may bear appropriate legends evidencing such restrictions.

Section 5.09    OPTION TO HAVE COMPANY PURCHASE ESOP STOCK. Any Participant who receives ESOP Stock pursuant to Section 5.08.B., and any person who has received ESOP Stock from such a Participant by reason of the Participant’s death or incompetency, shall have the right to require the Company to purchase the ESOP Stock for its current fair market value (hereinafter referred to as the “put option”). The put option shall only apply if the Stock is not publicly traded when the ESOP Stock is distributed or if, when the ESOP Stock is distributed, it is subject to a restriction under federal or state securities laws or regulations or an agreement affecting the ESOP Stock that would make the ESOP Stock not as freely tradable as a security not subject to such restriction. The put option shall be exercisable by written notice to the Committee during the 15 months after the ESOP Stock is distributed by the Plan. If the put option is exercised, the Trustee may, in the Trustee’s sole discretion, assume the Company’s rights and obligations with respect to purchasing the ESOP Stock. The Company, or the Trustee if applicable, may elect to pay for the ESOP Stock in equal periodic installments (not less frequent than annually) over a period not longer than five years from the date the put option is exercised, with interest at a reasonable rate, all such terms to be set forth in a promissory note delivered to the seller with usual business terms as to acceleration upon any uncured default. With the seller’s consent, the installment period may be extended to the earlier of 10 years from the exercise of the put option or the date on which the ESOP Loans related to the ESOP Stock have been satisfied, if that is longer than five years, provided the purchaser furnishes adequate security in addition to the purchaser’s promissory note. Nothing contained herein shall be deemed to obligate the Company to register any ESOP Stock under any federal or state securities law or to create a public market to facilitate transferability of ESOP Stock. The put option herein described may only be exercised by a person described in the first sentence of this Section 5.09 and may not be transferred either separately or together with any ESOP Stock to any other person. The put option shall continue in effect to the extent provided herein in the event that the Plan ceases to have a qualified employee stock ownership plan feature.
Section 5.10    MINIMUM DISTRIBUTION REQUIREMENTS. The Participant’s Nonforfeitable Account balance shall be distributed, as of the Required Beginning Date, in accordance with the minimum distribution requirements established by Code Section 401(a)(9) and the applicable Treasury Regulations thereunder.

A.	Definitions. For purposes of this Section 5.10, the following definitions shall apply:

4.
“Designated Beneficiary” is the individual who is designated as the Beneficiary under Plan Section 1.07 and is the Designated Beneficiary under Code Section 401(a)(9) and Treasury Regulations Section 1.401(a)(9)-1, Q&A-4.

5.
“Distribution Calendar Year” is a calendar year for which a minimum distribution is required. For distributions beginning before the Participant’s death, the first Distribution Calendar Year is the calendar year immediately preceding the calendar year that contains the Participant's Required Beginning Date. For distributions beginning after the Participant's death, the first Distribution Calendar Year is the calendar year in which the distributions are required to begin under Section 5.10.B.2. The required minimum distribution for the Participant’s first Distribution Calendar Year will be made on or before the Participant’s Required Beginning Date. The required minimum distribution for other Distribution Calendar Years, including the required minimum distribution for the Distribution Calendar Year in which the Participant’s Required Beginning Date occurs, will be made on or before December 31 of that Distribution Calendar Year.

6.	“Life Expectancy” is a beneficiary’s life expectancy as computed by use of the Single Life Table in Treasury Regulations Section 1.401(a)(9)-9.

7.
“RMD Account Balance” is the Account balance as of the last Valuation Date in the calendar year immediately preceding the Distribution Calendar Year (the “Valuation Calendar Year”) increased by the amount of any contributions made and allocated or forfeitures allocated to the Account as of dates in the Valuation Calendar Year after the Valuation Date and decreased by distributions made in the Valuation Calendar Year after the Valuation Date. The Account balance for the Valuation Calendar Year includes any amounts rolled over or transferred to the Plan either in the Valuation Calendar Year or in the Distribution Calendar Year if distributed or transferred in the Valuation Calendar Year.

8.
“Special Election” is a provision of the Plan included in this Section which supersedes the general presumptions set forth in Code Section 401(a)(9) and the Treasury Regulations thereunder. To the extent that this Section does not include any provisions for Special Elections, the default provisions of Code Section 401(a)(9), as set forth below shall apply.

B.	Time and Manner of Distribution. Subject to any Special Election set forth in this Section 5.10, the following rules shall apply:

6.	Required Beginning Date. The Participant’s entire interest will be distributed, or begin to be distributed, to the Participant no later than the Participant's Required Beginning Date.

7.
Death of Participant Before Distributions Begin. If the Participant dies before distributions begin, the Participant’s entire interest will be distributed, or begin to be distributed, no later than as follows:

(a)
If the Participant’s surviving Spouse is the Participant’s sole Designated Beneficiary, then, except as provided herein, distributions to the surviving Spouse will begin by December 31 of the calendar year immediately following the calendar year in which the Participant died, or by December 31 of the calendar year in which the Participant would have attained age 70½, if later.

(b)
If the Participant’s surviving Spouse is not the Participant’s sole Designated Beneficiary, then, except as provided herein, distributions to the Designated Beneficiary will begin by December 31 of the calendar year immediately following the calendar year in which the Participant died.

(c)
If there is no Designated Beneficiary as of September 30 of the year following the year of the Participant’s death, the Participant’s entire interest will be distributed by December 31 of the calendar year containing the fifth anniversary of the Participant’s death.

(d)
If the Participant's surviving Spouse is the Participant’s sole Designated Beneficiary and the surviving Spouse dies after the Participant but before distributions to the surviving Spouse begin, this Section 5.10.C, other than Section 5.10.C.2.(a), will apply as if the surviving Spouse were the Participant.

For purposes of this Section 5.10.B.2. and Sections 5.10.E., unless subsection (d) above applies, distributions are considered to begin on the Participant’s Required Beginning Date. If subsection (d) applies, distributions are considered to begin on the date distributions are required to begin to the surviving Spouse under subsection (a), above. If distributions under an annuity purchased from an insurance company irrevocably commence to the Participant before the Participant's Required Beginning Date (or to the Participant's surviving Spouse before the date distributions are required to begin to the surviving Spouse under subsection (a)), the date distributions are considered to begin is the date distributions actually commence.

8.
Forms of Distribution. Unless all or part of a Participant’s Account is payable in the form of an annuity under the terms of the Plan, including an Appendix hereto, a Participant’s interest shall be distributed in the form of a single sum on or before the Required Beginning Date, which shall satisfy and be in accordance with Sections 5.10.C. and 5.06.D. herein. If all or part of a Participant’s Account is payable in the form of an annuity under the terms of the Plan, including an Appendix hereto, unless the Participant’s interest is distributed in the form of an annuity purchased from an insurance company or in a single sum on or before the Required Beginning Date, as of the first Distribution Calendar Year distributions will be made in accordance with Sections 5.10.C. and 5.10.D. If the Participant’s interest is distributed in the form of an annuity purchased from an insurance company, distributions thereunder will be made in accordance with Code Section 401(a)(9) and the Treasury Regulations..

C.
Required Minimum Distributions During Participant’s Lifetime. Subject to any Special Election set forth in this Section 5.10, unless the Participant’s interest is distributed in the form of a single sum on or before the Required Beginning Date in accordance with Section 5.10.B.3., the following rules shall apply:

1.
Amount of Required Minimum Distributions for Each Distribution Calendar Year. During the Participant’s lifetime, the minimum amount that will be distributed for each Distribution Calendar Year is the lesser of:

(a)
The quotient obtained by dividing the RMD Account Balance by the distribution period in the Uniform Lifetime Table set forth in Treasury Regulations Section 1.401(a)(9)-9, using the Participant's age as of the Participant's birthday in the Distribution Calendar Year; or

(b)
If the Participant’s sole Designated Beneficiary for the Distribution Calendar Year is the Participant's Spouse, the quotient obtained by dividing the RMD Account Balance by the number in the Joint and Last Survivor Table set forth in Treasury Regulations Section 1.401(a)(9)-9, using the Participant’s and the Spouse’s attained ages as of the Participant’s and Spouse's birthdays in the Distribution Calendar Year.

2.
Lifetime Required Minimum Distributions Continue Through Year of Participant’s Death. Required minimum distributions will be determined under this Section beginning with the first Distribution Calendar Year and up to and including the Distribution Calendar Year that includes the Participant’s date of death.

D.
Required Minimum Distributions After Participant’s Death. Subject to any Special Election set forth in this Section 5.10, unless the Participant’s interest is distributed in the form of a single sum on or before the Required Beginning Date in accordance with Section 5.10.B.3., the following rules shall apply:

1.	Death On or After Date Distributions Begin.

(a)
Participant Survived by Designated Beneficiary. If the Participant dies on or after the date distributions begin and there is a Designated Beneficiary, the remaining amount in the Participant’s Account, if any, shall be distributed to the Participant’s Beneficiary at least as rapidly as under the method of distribution used prior to the Participant’s death. The minimum amount that will be distributed for each Distribution Calendar Year after the year of the Participant’s death is the quotient obtained by dividing the RMD Account Balance by the longer of the remaining Life Expectancy of the Participant or the remaining Life Expectancy of the Participant's Designated Beneficiary, determined as follows:

(i)	The Participant's remaining Life Expectancy is calculated using the age of the Participant in the year of death, reduced by one for each subsequent year.

(ii)
If the Participant’s surviving Spouse is the Participant's sole Designated Beneficiary, the remaining Life Expectancy of the surviving Spouse is calculated for each Distribution Calendar Year after the year of the Participant’s death using the surviving Spouse’s age as of the Spouse’s birthday in that year. For Distribution Calendar Years after the year of the surviving Spouse’s death, the remaining Life Expectancy of the surviving Spouse is calculated using the age of the surviving Spouse as of the Spouse’s birthday in the calendar year of the Spouse’s death, reduced by one for each subsequent calendar year.

(iii)
If the Participant’s surviving Spouse is not the Participant’s sole Designated Beneficiary, the Designated Beneficiary’s remaining Life Expectancy is calculated using the age of the Beneficiary in the year following the year of the Participant’s death, reduced by one for each subsequent year.

(b)
No Designated Beneficiary. If the Participant dies on or after the date distributions begin and there is no Designated Beneficiary as of September 30 of the year after the year of the Participant’s death or the Designated Beneficiary cannot be located, the minimum amount that will be distributed for each Distribution Calendar Year after the year of the Participant’s death is the quotient obtained by dividing the RMD Account Balance by the Participant’s remaining Life Expectancy calculated using the age of the Participant in the year of death, reduced by one for each subsequent year.

2.	Death Before Date Distributions Begin.

(c)
Participant Survived by Designated Beneficiary. Except as provided herein, if the Participant dies before the date distributions begin and there is a Designated Beneficiary, the minimum amount that will be distributed for each Distribution Calendar Year after the year of the Participant’s death is the quotient obtained by dividing the Participant’s RMD Account Balance by the remaining Life Expectancy of the Participant’s Designated Beneficiary, determined as provided in Subsection 5.10.E.1.

(d)
No Designated Beneficiary. If the Participant dies before the date distributions begin and there is no Designated Beneficiary as of September 30 of the year following the year of the Participant’s death, distribution of the Participant’s entire interest will be completed by December 31 of the calendar year containing the fifth anniversary of the Participant’s death.

(e)
Death of Surviving Spouse Before Distributions to Surviving Spouse are Required to Begin. If the Participant dies before the date distributions begin, the Participant’s surviving Spouse is the Participant’s sole Designated Beneficiary, and the surviving Spouse dies before distributions are required to begin to the surviving Spouse under Section 5.10.C.2.(a), this Section will apply as if the surviving Spouse were the Participant.

E.	General Rules.

3.	Precedence. If any payment under the terms of the Plan would violate the requirements of this Section 5.10, this Section 5.10 will supersede such contrary provisions of the Plan.

4.
Requirements of Treasury Regulations Incorporated. All distributions required under this Section 5.10 will be determined and made in accordance with the Treasury Regulations under Code Section 401(a)(9).

5.
TEFRA Section 242(b)(2) Elections. Notwithstanding the other provisions of this Section 5.10, distributions may be made under a designation made before January 1, 1984, in accordance with Section 242(b)(2) of the Tax Equity and Fiscal Responsibility Act (“TEFRA”) and the provisions of the Plan that relate to TEFRA Section 242(b)(2).

F.
Special Election: Application of the 5-Year Rule to Distributions to Designated Beneficiaries. If the Participant dies before distributions begin and there is a Designated Beneficiary, distribution to the Designated Beneficiary is not required to begin by the date specified in Plan Section 5.10.C.2., but the Participant’s entire interest will be distributed to the Designated Beneficiary by December 31 of the calendar year containing the fifth anniversary of the Participant’s death. If the Participant’s surviving Spouse is the Participant’s sole Designated Beneficiary and the surviving Spouse dies after the Participant but before distributions to either the Participant or the surviving Spouse begin, this paragraph will apply as if the surviving Spouse were the Participant. This paragraph shall apply to all distributions.

G.
Special Rules for 2009 Required Minimum Distributions. Notwithstanding anything in this Section 5.10 of the Plan to the contrary, a Participant or Beneficiary who had reached his Required Beginning Date on or before December 31, 2008, and who would have been required to receive required minimum distributions for 2009 but for the enactment of Section 401(a)(9)(H) of the Code (“2009 RMDs”), and who would have satisfied that requirement by receiving distributions that are (1) equal to the 2009 RMDs or (2) one or more payments in a series of substantially equal distributions (that include the 2009 RMDs) made at least annually and expected to last for the life (or life expectancy) of the Participant, the joint lives (or joint life expectancy) of the Participant and the Participant’s Designated Beneficiary, or for a period of at least 10 years, will receive those distributions for 2009 unless the Participant or Beneficiary elects not to receive such distributions. Participants and Beneficiaries described in the preceding sentence will be given the opportunity to elect to stop receiving the distributions described in the preceding sentence.

A Participant or Beneficiary who reached his Required Beginning Date on or between January 1, 2009 and December 31, 2009 and who would have been required to receive 2009 RMDs, and who would have satisfied that requirement by receiving distributions that are (1) equal to the 2009 RMDs or (2) one or more payments in a series of substantially equal distributions (that include the 2009 RMDs) made at least annually and expected to last for the life (or life expectancy) of the Participant, the joint lives (or joint life expectancy) of the Participant and the Participant’s Designated Beneficiary, or for a period of at least 10 years, will not receive those distributions for 2009 unless the Participant or Beneficiary chooses to receive such distributions. Participants and Beneficiaries described in the preceding sentence will be given the opportunity to elect to receive the distributions described in the preceding sentence.
Section 5.11    DISTRIBUTION OF AMOUNTS ATTRIBUTABLE TO TRUSTEE-TO-TRUSTEE TRANSFER FROM THE INMED CORPORATION EMPLOYEE SAVINGS/RETIREMENT INCOME PLAN. Notwithstanding any other provision of the Plan, any amounts attributable to amounts transferred from the Inmed Corporation Employee Savings/Retirement Income Plan to this Plan on or after September 1, 1990 shall be distributed in accordance with the provisions of the Inmed Corporation Employee Savings/Retirement Income Plan as in effect on such date, as set forth in Appendix A, attached hereto and made a part hereof, but only to the extent the distribution provisions of that plan are inconsistent with the distribution provisions of this Plan.
Section 5.12    DISTRIBUTION OF AMOUNTS ATTRIBUTABLE TO TRUSTEE-TO-TRUSTEE TRANSFER FROM THE MATTATUCK MANUFACTURING CO. & UAW LOCAL #1251 MONEY PURCHASE PLAN. Notwithstanding any other provision of the Plan, amounts attributable to amounts transferred from the Mattatuck Manufacturing Co. & UAW Local #1251 Money Purchase Plan to this Plan shall be distributed in accordance with the provisions of the Mattatuck Manufacturing Co. & UAW Local #1251 Money Purchase Plan as in effect on such date and as set forth in Appendix B, attached hereto and made a part hereof, but only to the extent the distribution provisions of that plan are inconsistent with the distribution provisions of this Plan.
Section 5.13    DISTRIBUTION OF AMOUNTS ATTRIBUTABLE TO TRUSTEE-TO-TRUSTEE TRANSFER FROM THE HUDSON RESPIRATORY CARE, INC. PROFIT SHARING PLAN. Notwithstanding any other provision of the Plan, any amounts attributable to amounts transferred from the Hudson Respiratory Care, Inc. Profit Sharing Plan to this Plan on July 3, 2006 shall be distributed in accordance with the provisions of the Hudson Respiratory Care, Inc. Profit Sharing Plan as in effect on such date, as set forth in Appendix H, attached hereto and made a part hereof, but only to the extent the distribution provisions of that plan are inconsistent with the distribution provisions of this Plan.
Section 5.14    SPECIAL RULES FOR TRANSFER ACCOUNTS. Notwithstanding any provision of this Article V to the contrary, with respect to any Participant who has a Transfer Account consisting in whole or in part of Transfer Contributions which, by operation of relevant law and regulation (including, but not limited to, ERISA and the Code), must be distributed or made available under the same terms and conditions under which amounts held thereunder were previously held (prior to their becoming Transfer Contributions) to the extent that such terms and conditions must be preserved in order to comply with Code Section 411(d)(6), the Plan Administrator shall, upon the written request of the Participant (in the case of optional forms of benefit), cause the Trustee to distribute or make available such Transfer Contributions at such times and in such manner as may be so required.
Section 5.15    DISTRIBUTIONS UNDER DOMESTIC RELATIONS ORDERS. Nothing contained in this Plan shall prevent the Trustee from complying with the provisions of a qualified domestic relations order (as defined in Code Section 414(p)). This Plan specifically permits distribution to an alternate payee under a qualified domestic relations order at any time, irrespective of whether the Participant has attained his earliest retirement age (as defined under Code Section 414(p)) under the Plan. A distribution to an alternate payee prior to the Participant's attainment of the earliest retirement age is available only if the order specifies distribution at that time or permits an agreement between the Plan and the alternate payee to authorize such an earlier distribution. In addition, if the value of the alternate payee's benefits under the Plan exceeds $5,000 and the order requires, the alternate payee must consent to any distribution occurring prior to the Participant's attainment of the earliest retirement age. Nothing in this Section gives a Participant the right to receive a distribution at a time not permitted under the Plan, nor does this Section 5.15 give the alternate payee the right to receive a form of payment not permitted under the Plan.
The Plan Administrator shall establish reasonable procedures to determine the qualified status of a domestic relations order. Upon receiving a domestic relations order, the Plan Administrator promptly shall notify the Participant and any alternate payee named in the order, in writing, of the receipt of the order and the Plan's procedures for determining the qualified status of the order. Within a reasonable period of time after receiving the domestic relations order, the Plan Administrator shall determine the qualified status of the order and shall notify the Participant and each alternate payee, in writing, of its determination. The Plan Administrator shall provide notice under this paragraph by mailing to the individual's address specified in the domestic relations order, or in a manner consistent with Labor Regulations.
If any portion of the Participant's Nonforfeitable Account balance is payable during the period the Plan Administrator is making its determination of the qualified status of the domestic relations order, the Trustee shall segregate the amounts payable in a separate account and invest the segregated account solely in fixed income investments or maintain a separate bookkeeping account of said amounts. If the Plan Administrator determines the order is a qualified domestic relations order within 18 months of the first date on which payments were due under the terms of the order, the Trustee shall distribute the separate account in accordance with the order. If the Plan Administrator does not make its determination of the qualified status of the order within the above-described 18-month period, the Trustee shall distribute the segregated account in the manner the Plan would distribute it if the order did not exist, and shall apply the order prospectively if the Plan Administrator later determines the order is a qualified domestic relations order.
To the extent it is not inconsistent with the provisions of the qualified domestic relations order, the Trustee shall invest any partitioned amount in a segregated subaccount or separate account and invest the account in the money market investment option or in other fixed income investments. A segregated subaccount shall remain a part of the Trust, but it alone shall share in any income it earns, and it alone shall bear any expense or loss it incurs.
The Trustee shall make any payment or distributions required under this Section by separate benefit checks or other separate distribution to the alternate payee(s).
Section 5.16    LOST PARTICIPANT OR BENEFICIARY. If the Participant or Beneficiary to whom benefits are to be distributed cannot be located, the Benefits Group shall make reasonable efforts to find such individual(s), such as (A) the sending of notification by certified or registered mail to his/her last known address, (B) contacting other designated Beneficiaries, or (C) using a letter-forwarding service. If, after reasonable effort, the Benefits Group is still unable to locate such Participant or Beneficiary, the Participant’s Account shall be forfeited as allowed by Treasury Regulation Section 1.411(a)-4(b)(6). The amount of the forfeiture shall reduce Matching Contributions under Section 3.05 of the Plan and/or Profit Sharing Contributions under Section 3.07, as elected by the Employer. However, any such forfeited Account will be reinstated and become payable if a claim is made by the Participant or Beneficiary for such Account. The Benefits Group shall prescribe uniform and non-discriminatory rules for carrying out this provision.
Section 5.17    FACILITY OF PAYMENT. If the Plan Administrator deems any person entitled to receive any amount under the provisions of this Plan to be incapable of receiving or disbursing the same by reason of minority, illness or infirmity, mental incompetency, or incapacity of any kind, the Plan Administrator may, in its discretion, take any one or more of the following actions:

A.	Apply such amount directly for the comfort, support and maintenance of such person;

B.	Reimburse any person for any such support theretofore supplied to the person entitled to receive any such payment; and

C.
Pay such amount to any person selected by the Plan Administrator to disburse it for such comfort, support and maintenance, including without limitation, any relative who has undertaken, wholly or partially, the expense of such person's comfort, care and maintenance, or any institution in whose care or custody the person entitled to the amount may be. The Plan Administrator may, in its discretion, deposit any amount due to a minor to his credit in any savings or commercial bank of the Plan Administrator’s choice.

Receipt by any above-described individual or institution shall be a valid and complete discharge for the payment of such benefit or installment thereof. Deposit to the credit of a Participant, Spouse or other Beneficiary (including a minor) in any bank or trust company shall be deemed payment into such person’s hands.
Section 5.18    NO DISTRIBUTION PRIOR TO SEVERANCE FROM EMPLOYMENT, DEATH OR DISABILITY. Except as provided below, Elective Deferral Contributions, Catch-Up Contributions, Roth Elective Deferral Contributions, Matching Contributions, Qualified Non-elective Contributions, Qualified Matching Contributions, Profit Sharing Contributions, and income allocable to each, are not distributable to a Participant or his Beneficiary or Beneficiaries, in accordance with such Participant’s or Beneficiary’s election, earlier than upon Severance from Employment, death or Disability.
Such amounts may also be distributed upon:
A.Termination of the Plan without the establishment or maintenance of another defined contribution plan, as defined in the Code and applicable Treasury Regulations.
A.    The hardship of the Participant, as described in Section 6.01 herein.
B.    The attainment by the Participant of age 59½, as described in Section 6.03 herein.
C.    Effective January 1, 2009, as required by Code Section 414(u), as amended by the HEART Act, with respect to Elective Deferral Contributions, Catch-up Contributions and Roth Elective Deferral Contributions, pursuant to Code Section 414(u)(12)(B), a Participant in Qualified Military Service, while on active duty for a period of more than 30 days, shall be treated as having incurred a Severance from Employment for purposes of eligibility to receive a distribution from his Account attributable to Elective Deferral Contributions, Catch-up Contributions and Roth Elective Deferral Contributions during any period the Participant is performing services in the uniformed services while on active duty for a period of more than 30 days. However, if a Participant obtains a distribution according to the foregoing provision, such Participant’s Elective Deferral Contributions, Catch-up Contributions and Roth Elective Deferral Contributions to this Plan shall be suspended for six months following the date of distribution.
D.    Effective January 1, 2010, with respect to Elective Deferral Contributions, Catch-up Contributions and Roth Elective Deferral Contributions, a Participant who is a Qualified Reservist (by reason of being a member of a reserve component (as defined in Section 101 of Title 37 of the United States Code)) who was ordered or called to active duty for a period in excess of 179 days or for an indefinite period is eligible for a Qualified Reservist Distribution, as described in Section 6.08 of the Plan.
All distributions that may be made pursuant to one or more of the foregoing distributable events are subject to the spousal and Participant consent requirements (if applicable) contained in Sections 401(a)(11) and 417 of the Code. In addition, with respect to a distribution to a Participant on account of an event described in subsection A, above, such distribution shall be paid in the form of a lump sum (as defined in Code Section 402(d)(4), without regard to clauses (i), (ii), (iii), and (iv) of subparagraph (A), subparagraph (B), or subparagraph (F) thereof).
Section 5.19    DISTRIBUTION OF ASSETS TRANSFERRED FROM A MONEY PURCHASE PENSION PLAN. Notwithstanding any provision of the Plan to the contrary, to the extent that any optional form of benefit under the Plan permits a distribution prior to the Employee’s retirement, death, Disability, or Severance from Employment, and prior to Plan termination, the optional form of benefit is not available with respect to benefits attributable to assets (including the post-transfer earnings thereon) and liabilities that are transferred, within the meaning of Code Section 414(l), to the Plan from a money purchase pension plan qualified under Code Section 401(a) (other than any portion of those assets and liabilities attributable to after-tax contributions). The conversion of a plan from a money purchase pension plan to a profit sharing plan shall be treated as a transfer subject to Code Section 414(l) for the purpose of this Section.
Section 5.20    WRITTEN INSTRUCTION NOT REQUIRED. Any elections made or distributions processed under this Article V may be accomplished through telephonic, electronic or similar instructions in accordance with the rules and procedures established by the Plan Administrator, to the extent they are consistent with the requirements of the Code, Treasury Regulations, and ERISA. Notwithstanding the foregoing, however, except to the extent otherwise permitted in applicable Treasury Regulations, spousal consents and waivers, to the extent required or permitted hereunder, may only be granted in writing.
ARTICLE VI.
WITHDRAWALS, DIRECT ROLLOVERS AND WITHHOLDING, LOANS
Section 6.01    HARDSHIP WITHDRAWALS. Upon the application of any Participant or Other Designee, the Plan Administrator, in accordance with a uniform, nondiscriminatory policy, may permit such Participant or Other Designee to withdraw all or a portion of the vested amounts then credited to his Elective Deferral Contribution Account and Catch-Up Contribution Account (excluding trust earnings credited thereto after December 31, 1988) if the withdrawal is necessary due to the immediate and heavy financial need of the Participant.

A.	Only distributions made pursuant to conditions arising under the following circumstances shall be conclusively considered to be made on account of immediate and heavy financial need:

3.
Alleviating extraordinary financial hardship arising from deductible medical expenses (within the meaning of Code Section 213(d) determined without regard to whether the expenses exceed 7.5% of adjusted gross income) previously incurred by the Participant or his Spouse, children or other dependents (as defined in Code Section 152 and without regard to Code Sections 152(b)(1), (b)(2), and (d)(1)(B)) or the Participant’s designated Beneficiary, necessary for those persons to obtain medical care described in Code Section 213(d) and not reimbursed or reimbursable by insurance;

4.	Purchasing real property (excluding mortgage payments) that is to serve as the principal residence of the Participant;

5.	Expenditures necessary to prevent eviction from the Participant's principal residence or foreclosure of a mortgage on the same;

6.
Financing the tuition and related educational fees for up to the next twelve (12) months of post-secondary education for the Participant, his Spouse, his children or dependents (as defined in Code Section 152 and without regard to Code Sections 152(b)(1), (b)(2), and (d)(1)(B)) or the Participant’s designated Beneficiary;

7.
Paying funeral or burial expenses incurred due to the death of the Participant’s parent, Spouse, children or dependents (as defined in Code Section 152 without regard to Code Sections 152(b)(1), (b)(2), and (d)(1)(B)), or the Participant’s designated Beneficiary;

8.
Repairing the damage to a Participant’s principal residence where such expenses would qualify for the casualty deduction under Code Section 165 (without regard to the 10% adjusted gross income limitation); or

9.	Any other reason deemed to be an immediate and heavy financial need by the Secretary of the Treasury.

B.	A distribution will be considered to be necessary to satisfy an immediate and heavy financial need of the Participant only if:

1.
The Participant has obtained all distributions other than hardship distributions (including distribution of ESOP dividends under Code Section 414(k)), and all nontaxable loans, currently available under all plans maintained by the Employer (including all qualified and nonqualified plans of deferred compensation and a cash or deferred arrangement that is part of a cafeteria plan under Code Section 125, but excluding mandatory employee contribution portions of a defined benefit plan or health and welfare plan);

2.
A Participant who receives a hardship distribution shall be prohibited from making Elective Deferral Contributions, Catch-up Contributions or other Participant contributions, if applicable, under this and all other plans of the Employer (including any stock option, stock purchase or similar plan or arrangement) for six months after receipt of the distribution (which this Plan hereby so provides);

3.
The distribution is not in excess of the amount necessary to satisfy the immediate and heavy financial need, including any amounts necessary to pay any federal, state, or local income taxes or penalties reasonably anticipated to result from the distribution; and

4.	The need cannot be satisfied through reimbursement, compensation by insurance, liquidation of the Participant’s assets, or the cessation of Elective Deferral Contributions.
If a Participant’s Elective Deferral Contributions are suspended pursuant to Section 6.01.B.2., at the end of the six month suspension period the Plan Administrator must either reinstate the Participant’s Elective Deferral Contribution election that was in effect immediately prior to the Participant’s receipt of the hardship distribution, if applicable, or begin to make automatic Elective Deferral Contributions to the Plan on behalf of the Participant in accordance with Section 3.02.C. of the Plan.

C.
A Participant making an application under this Section 6.01 shall have the burden of presenting to the Plan Administrator evidence of such need, and the Plan Administrator shall not permit withdrawal under this Section without first receiving such evidence. Spousal consent for a hardship distribution under this Section 6.01 is not required. If a Participant’s application for a hardship withdrawal is approved, the Trustee shall make payment of the approved amount of the hardship withdrawal to the Participant.

D.
Payment of a withdrawal requested under this Section 6.01 shall be made within an administratively reasonable period of time after the Plan Administrator determines that the withdrawal request satisfies the requirements of this Section 6.01. Withdrawals shall be made on a pro-rata basis if a Participant elects to make a withdrawal from more than one sub-account in his Account. A Participant may specify the Investment Fund or Funds from which the withdrawal shall be made. If the Participant does not make an Investment Fund election under this Section 6.01, the withdrawal shall be made on a pro-rata basis from all of the applicable Investment Funds.

Section 6.02    SPECIAL WITHDRAWAL RULES APPLICABLE TO AFTER-TAX AND ROLLOVER CONTRIBUTIONS. A Participant shall be entitled to withdraw any portion of the amounts credited to his After-tax Contribution Account and his Rollover Contribution Account, if any, in accordance with the procedures established by the Plan Administrator. Payment of a withdrawal requested under this Section 6.02 shall be made within an administratively reasonable period of time after the withdrawal request is received by the Plan Administrator. Withdrawals shall be made on a pro-rata basis if a Participant elects to make a withdrawal from more than one sub-account in his Account. A Participant may specify the Investment Fund or Funds from which the withdrawal shall be made. If the Participant does not make an Investment Fund election under this Section 6.02, the withdrawal shall be made on a pro-rata basis from all of the applicable Investment Funds.
Section 6.03    WITHDRAWALS UPON ATTAINMENT OF AGE 59½. A Participant who is an Employee and has attained age 59½ may elect to withdrawal any portion of his Nonforfeitable Account in accordance with the procedures established by the Plan Administrator. Payment of a withdrawal requested under this Section 6.03 shall be made within an administratively reasonable period of time after the withdrawal request is received by the Plan Administrator. Withdrawals shall be made on a pro-rata basis if a Participant elects to make a withdrawal from more than one sub-account in his Account. A Participant may specify the Investment Fund or Funds from which the withdrawal shall be made. If the Participant does not make an Investment Fund election under this Section 6.03, the withdrawal shall be made on a pro-rata basis from all of the applicable Investment Funds.
Section 6.04    DISTRIBUTION/REINVESTMENT ELECTIONS. Cash dividends that are payable on shares of Stock held in the portion of a Participant's or Beneficiary's Account that is invested in the ESOP Stock Fund, shall, at the election of the Participant or the Beneficiary, be paid to the Participant or Beneficiary or paid to the Plan and reinvested in Stock. Cash dividends that are paid to Participants and Beneficiaries pursuant to an election hereunder shall be paid, at the discretion of the Committee, directly by the Company in cash to such Participants and Beneficiaries, or paid to the Plan and distributed to Participants and Beneficiaries not later than 90 days after the close of the Plan Year in which paid to the Plan. The Committee shall have the discretion to determine the scope, manner and timing of such elections, dividend distributions and reinvestments in any manner consistent with Section 404(k) of the Code.
Section 6.05    DIRECT ROLLOVER AND WITHHOLDING RULES.

A.
Notwithstanding any provision of the Plan to the contrary that would otherwise limit a Distributee's election under this Section, a Distributee may elect, at the time and in the manner prescribed by the Plan Administrator, to have any portion of an Eligible Rollover Distribution paid directly to an Eligible Retirement Plan specified by the Distributee in a Direct Rollover. The Plan Administrator may establish rules and procedures governing the processing of Direct Rollovers and limiting the amount or number of such Direct Rollovers in accordance with applicable Treasury Regulations. Distributions not transferred to an Eligible Retirement Plan in a Direct Rollover shall be subject to income tax withholding as provided under the Code and applicable state and local laws, if any.

B.	Definitions.

4.
“Eligible Rollover Distribution.” An Eligible Rollover Distribution is any distribution of all or any portion of the balance to the credit of the Distributee, except that an Eligible Rollover Distribution does not include: (a) any distribution that is one of a series of substantially equal periodic payments (not less frequently than annually) made for life (or life expectancy) of the Distributee or the joint lives (or joint life expectancies) of the Distributee and the Distributee's designated beneficiary, or for a specified period of ten years of more; (b) any distribution to the extent such distribution is required under Code Section 401(a)(9); (c) any hardship distribution received after December 31, 1998; (d) any loan that is treated as a distribution under Code Section 72(p) and not excepted by Code Section 72(p)(2), or a loan in default that is a deemed distribution; and (e) any corrective distribution under Appendix F of the Plan. Notwithstanding the foregoing, any portion of a distribution that consists of After-Tax Contributions which are not includible in gross income may be transferred only to: (1) an individual retirement account or annuity described in Code Sections 408(a) or (b); or (2) a qualified defined contribution plan described in Code Sections 401(a) or 403(a) (through a direct trustee-to-trustee transfer) that agrees to separately account for amounts so transferred (and any related earnings), including separately accounting for the portion of such distribution that is includible in gross income and the portion of such distribution which is not so includible. In addition, the portion of any distribution that consists of After-Tax Contributions which are not includible in gross income may be transferred (in a direct trustee-to-trustee transfer) to a qualified defined benefit plan or a Code Section 403(b) tax-sheltered annuity that agrees to separately account for amounts so transferred (and the earnings thereon), including separately accounting for the portion of such distribution that is includible in gross income and the portion of such distribution which is not so includible.

5.
“Eligible Retirement Plan.” An Eligible Retirement Plan is an individual retirement account described in Code Section 408(a), an individual retirement annuity described in Code Section 408(b), an annuity plan described in Code Section 403(a), a qualified trust described in Code Section 401(a), an annuity contract described in Code Section 403(b) and an eligible plan under Code Section 457(b) which is maintained by a state, political subdivision of a state, or any agency or instrumentality of a state or political subdivision of a state and which agrees to separately account for amounts transferred into such plan from this Plan, and which accepts the Distributee’s Eligible Rollover Distribution. This definition of Eligible Retirement Plan shall also apply in the case of a distribution to a surviving Spouse, or to a Spouse or former Spouse who is the alternate payee under a qualified domestic relations order, as defined in Code Section 414(p). An Eligible Retirement Plan also includes a Roth individual retirement arrangement within the meaning of Code Section 408A which accepts the Distributee’s Eligible Rollover Distribution.

6.
“Distributee.” A Distributee includes an Employee or former Employee. In addition, the Employee's or former Employee's surviving Spouse and the Employee's or former Employee's Spouse or former Spouse who is the alternate payee under a qualified domestic relations order, as defined in Code Section 414(p), are Distributees with regard to the interest of the Spouse or former Spouse. A Distributee also includes the Participant’s non-Spouse Beneficiary.

7.
“Direct Rollover.” A Direct Rollover is a payment by the Plan to the Eligible Retirement Plan specified by the Distributee. In the case of a non-Spouse Beneficiary, a Direct Rollover may be made only to an IRA that is established on behalf of the designated Beneficiary and that will be treated as an inherited IRA pursuant to the provisions of Code Section 402(c)(1). Also, in this case, the determination of any minimum required distribution under Code Section 401(a)(9) that is ineligible for rollover shall be made in accordance with Notice 2007-7, Q&A-17 and 18.

C.
In Kind Rollovers of Loans. If a Participant has a Severance from Employment as a result of a divestiture of his Employer from the Company and the Participant's Employer no longer maintains the Plan, the Participant shall be eligible to elect a distribution of his Nonforfeitable Account balance. Provided that such Participant elects to make a direct rollover of the full amount of his Nonforfeitable Account balance to another tax-qualified retirement plan that permits participant loans, any outstanding loans of the Participant may be rolled over in kind to any other tax-qualified retirement plan that will accept such rollover of loans in kind.

Section 6.06    LOANS TO PARTICIPANTS. Loans may be granted to any Participant who is an Employee (except an Employee on an unpaid leave of absence) in accordance with applicable rules under the Code and ERISA, the Loan Policy set forth in Appendix I to the Plan, as amended from time to time, and the provisions of this Section 6.06.

C.
General Rules. The Loan Policy set forth in Appendix I to the Plan, as amended from time to time, sets forth the procedures a Participant must follow to request a loan from his Nonforfeitable Account balance under the Plan. Loans shall be made available to all Participants on a reasonably equivalent basis.

D.
Interest. The interest rate applicable to a Participant loan shall be determined in accordance with the Loan Policy set forth in Appendix I to the Plan, as amended from time to time. Notwithstanding any provision in the Loan Policy to the contrary, if necessary, the Plan Administrator will reduce the interest rate of an outstanding Participant loan to 6% during a period of Qualified Military Service, to the extent required by the Soldiers’ and Sailors’ Civil Relief Act of 1940.

E.	Direct Rollovers of Outstanding Loans. In the event of a corporate transaction, the Plan Administrator shall have the authority to cause the Plan to accept the transfer of outstanding loans.

F.
Spousal Consent. Participants are not required to obtain spousal consent at the time the loan is made, except as that a married Participant whose Account is subject to the provisions of Appendix B to the Plan or Appendix H (Hudson Respiratory Care, Inc. Profit Sharing Special Amendment) to the Plan must obtain his Spouse’s consent at the time the loan is made from the portion of his Account subject to the provisions of Appendix B or Appendix H, respectively. Such consent must be in writing, must acknowledge the effect of the loan, and must be witnessed by a Plan representative or notary public. A new consent is required if the Account balance is used for any increase in the amount of security.

G.	Nondiscrimination. Loans will not be made available to Highly Compensated Employees in an amount greater than the amount made available to other Employees.
Section 6.07    SPECIAL WITHDRAWAL RULES APPLICABLE TO TRANSFER ACCOUNTS. Notwithstanding any other Plan provision to the contrary, if the Internal Revenue Service (“IRS”) requires distribution to be made (or offered) with respect to any or all amounts held on behalf of a Participant with respect to a predecessor or transferor plan, as a condition of preserving the tax-qualified status of this Plan or of said predecessor or transferor plan, or if a court of competent jurisdiction issues an order or decree in respect of the Plan or its fiduciaries which is determined under relevant federal law to be enforceable, and which compels the distribution of a Participant's Plan interest, the Plan Administrator will be entitled to direct the prompt distribution (or offer of distribution) of such amounts.
Section 6.08    QUALIFIED RESERVIST DISTRIBUTIONS. Any Participant who is a Qualified Reservist may withdraw the portion of his Account balance attributable to his own Elective Deferral Contributions regardless of age or employment status to the extent that such distribution is a Qualified Reservist Distribution. For purposes of this Section 6.08, a “Qualified Reservist Distribution” is:

A.	A distribution of Elective Deferral Contributions;

B.
Made to a Participant who is a Qualified Reservist who (by reason of being a member of a reserve component (as defined in Section 101 of Title 37 of the United States Code) was ordered or called to active duty for a period in excess of 179 days or for an indefinite period; and

C.	Made during the period beginning on the date of such order or call and ending at the close of the active duty period.
For purposes of this Section 6.08, a “Qualified Reservist” is an individual who is a reservist or national guardsman (as defined in 37 U.S.C. Section 101(24)) ordered or called to active duty after September 11, 2001.
The following special rules apply to a Qualified Reservist Distribution:

D.	Exception from the 10% Excise Tax for Early Withdrawals. A Qualified Reservist Distribution shall be exempt from the 10% excise tax under Code Section 72(t) for early withdrawals.

E.
Qualified Reservist Distributions May Be Contributed to an IRA. The Participant who receives a Qualified Reservist Distribution may, at any time during the two-year period beginning on the day after the end of the active duty period, make one or more contributions to an individual retirement account of such individual in an aggregate amount not to exceed the amount of such Qualified Reservist Distribution. The dollar limitations otherwise applicable to contributions to individual retirement accounts shall not apply to any contribution made pursuant to the preceding sentence; provided, however, that no deduction shall be allowed for any such contribution. In no event shall the Participant be permitted to re-contribute a Qualified Reservist Distribution to this Plan.

ARTICLE VII.
VOTING AND TENDER OF STOCK AND ESOP STOCK
Section 7.01    VOTING OF STOCK AND ESOP STOCK. Except as provided in Section 7.04.A., the Trustee shall vote all shares of both Stock and ESOP Stock, including fractional shares, allocated to a Participant’s Account in the manner directed by the Participant to whose Account those shares are allocated, and vote all of the shares of ESOP Stock held in the Unallocated Stock Account and any suspense account at the direction of the Committee.
Section 7.02    TENDER OF STOCK AND ESOP STOCK. In the event any person or entity makes a tender offer for, or a request or invitation for tenders of Stock or ESOP Stock, the Trustee shall, except as provided in Section 7.04.B. tender or not tender all of the shares of Stock and ESOP Stock, including fractional shares, allocated to a Participant's Account in the manner directed by the Participant to whose Account those shares are allocated. The Trustee shall tender or not tender all of the shares of ESOP Stock held in the Unallocated Stock Account and any suspense account at the direction of the Committee.
Section 7.03    PROCEDURES FOR VOTING AND TENDER. The Committee shall establish and maintain procedures by which Participants shall be timely notified of their right to direct the voting and tender of Stock and ESOP Stock allocated to their Accounts and the manner in which any such directions are to be conveyed to the Trustee, and given information relevant to making such decision.
Section 7.04    FAILURE BY PARTICIPANT TO VOTE OR DETERMINE TENDER.

D.
Failure by Participant to Vote. If a Participant fails to direct the voting or shares of Stock or ESOP Stock allocated to his Account, the Trustee shall vote such shares of Stock or ESOP Stock pro rata in proportion to the shares for which the Trustee has received Participant direction.

E.
Failure by Participant to Determine Tender. If a Participant fails to direct the Trustee as to whether or not to tender shares of Stock or ESOP Stock allocated to such Participant's Account the Trustee shall not tender such Stock and ESOP Stock allocated to such Participant’s Account.

ARTICLE VIII.
EMPLOYER ADMINISTRATIVE PROVISIONS
Section 8.01    ESTABLISHMENT OF TRUST. The Company or the Committee shall execute a Trust Agreement with one or more persons or parties who shall serve as the Trustee. The Trustee so selected shall serve as the Trustee until otherwise replaced or said Trust Agreement is terminated. The Company or the Committee may, from time to time, enter into such further agreements with the Trustee or other parties and make such amendments to said Trust Agreement as it may deem necessary or desirable to carry out this Plan. Any and all rights or benefits that may accrue to a person under this Plan shall be subject to all the terms and provisions of the Trust Agreement.
Section 8.02    INFORMATION TO COMMITTEE, PLAN ADMINISTRATOR AND BENEFITS GROUP. Each Employer shall supply current information to the Benefits Group as to the name, date of birth, date of employment, annual compensation, leaves of absence, Years of Service, and date of Severance from Employment of each Employee who is, or who will be eligible to become, a Participant under the Plan, together with any other information that the Benefits Group considers necessary. The Employer’s records as to the current information that the Employer furnishes to the Benefits Group shall be conclusive as to all persons. Similarly, each Employer shall supply such information to the Committee or the Plan Administrator.
Section 8.03    NO LIABILITY. The Company assumes no obligation or responsibility to any of its Employees, Participants or Beneficiaries for any act of, or failure to act, on the part of any Committee, Plan Administrator, or the Trustee.
Section 8.04    INDEMNITY OF COMMITTEE, PLAN ADMINISTRATOR AND BENEFITS GROUP. Each Employer indemnifies and saves harmless the members of each Committee, the Plan Administrator, the Benefits Group, any committee of the Board and each of them individually, from and against any and all loss (including reasonable attorneys’ fees and costs of defense) resulting from liability to which any such Committee, Plan Administrator, Benefits Group or the members of a committee, may be subjected by reason of any act or conduct (except willful misconduct or gross negligence) in their official capacities in the administration of the Trust or this Plan or both, including all expenses reasonably incurred in their defense, in case the Employer fails to provide such defense. The indemnification provisions of this Section 8.04 shall not relieve any members of the Committee, Plan Administrator or Benefits Group from any liability he or it may have under ERISA for breach of a fiduciary duty to the extent such indemnification is prohibited by ERISA. Furthermore, the Committee, Plan Administrator, Benefits Group and the Employer may execute a letter agreement further delineating the indemnification agreement of this Section 8.04, provided the letter agreement must be consistent with and shall not violate ERISA.
Section 8.05    INVESTMENT FUNDS. The Plan Administrator and the Trustee shall establish certain investment funds (the “Investment Funds”), rules governing the administration of the Investment Funds, and procedures for directing the investment of Participant Accounts among the Investment Funds. The Investment Funds are set forth in Appendix C, as it may be amended from time to time. The Trustee shall invest and reinvest the principal and income of each Account in the Trust Fund as required by ERISA and as directed by Participants. In addition, the Plan Administrator shall select a “default” Investment Fund. If a Participant fails to direct the investment of his Account among the Investment Funds, or any investment election is incomplete, the Participant will be deemed to have elected to have his Account invested in the default Investment Fund until effective investment directions are received from the Participant. Further, unless and until a Participant directs the investment of his Account among the Investment Funds, Elective Deferral Contributions made pursuant to Section 3.02.C. shall be invested in the default Investment Fund. The default Investment Fund will satisfy the requirements of the regulations prescribed by the Secretary of Labor under Section 404(c)(5) of ERISA. The Plan Administrator, Committee and Employer reserve the right to change the investment options available under the Plan and the rules governing investment designations at any time and from time to time; provided, however, that there will always be a default Investment Fund that satisfies the requirements of the regulations prescribed by the Secretary of Labor under Section 404(c)(5) of ERISA.
Notwithstanding the foregoing, the Trustee is specifically authorized to maintain the “Employer Common Stock Fund” as one of the Investment Funds available to Participants under the Plan. The Employer Common Stock Fund shall consist of Stock of the Company and cash or cash equivalents needed to meet obligations of such fund or for the purchase of Stock of the Company. One of the purposes of the Plan is to provide Participants with ownership interests in the Company through the purchase of common shares of the Company. To the extent practicable, all available assets of the Employer Common Stock Fund shall be used to purchase Stock, which shall be held by the Trustee and allocated to Participant Accounts until distribution in kind or sale for distribution of cash to Participants or Beneficiaries or until disposition is required to implement changes in investment designations. In addition to the Employer Common Stock Fund, all or any portion of the remaining Trust Fund may consist of Stock. The Trustee may acquire or dispose of Stock as necessary to implement Participant directions and may net transactions within the Trust Fund. In addition, when acquiring Stock, the Trustee may acquire Stock directly from the Company or on the open market as necessary to effect Participant directions. In either case, the price paid for such Stock shall not exceed the fair market value of the Stock. The fair market value of the Stock acquired directly from the Company shall mean the mean between the high and low bid and ask prices as reported by the New York Stock Exchange on the date of such transaction.
Each Investment Fund (other than the Employer Common Stock Fund) shall be established by the Trustee at the direction or with the concurrence of the Plan Administrator. Investment Funds may, as so determined, consist of preferred and common stocks, bonds, debentures, negotiable instruments and evidences of indebtedness of every kind and form, or in securities and units of participation issued by companies registered under the Investment Companies Act of 1940, master limited partnerships or real estate investment trusts, or in any common or collective fund established or maintained for the collective investment and reinvestment of assets of pension and profit sharing trusts that are exempt from federal income taxation under the Code, or any combination of the foregoing. The Trustee shall hold, manage, administer, invest, reinvest, account for and otherwise deal with the Trust Fund and each separate Investment Fund as provided in the Trust Agreement.
Anything in the Plan or Trust Agreement to the contrary notwithstanding, the Trustee shall not sell, alienate, encumber, pledge, transfer or otherwise dispose of, or tender or withdraw, any Stock held by it under the Trust Agreement, except (A) as specifically provided for in the Plan or (B) in the case of a “Tender Offer” as directed in writing by a Participant (or Beneficiary, where applicable) on a form provided or approved by the Committee and delivered to the Trustee. For the purposes hereof, a Tender Offer shall mean any offer for, or request for or invitation for tenders of, or offer to purchase or acquire, any Stock that is directed generally to shareholders of the Employer or any transaction that may be defined as a Tender Offer under rules or regulations promulgated by the Securities and Exchange Commission. To the extent that any money or other property is received by the Trustee as a result of a tender of Stock not prohibited by the preceding sentence, such money or property shall be allocated to such other Investment Fund(s) as directed by the Participants in whose Account the Stock so tendered were held.
Section 8.06    EMPLOYEE STOCK OWNERSHIP PLAN. The Employer Common Stock Fund is an Employee Stock Ownership Plan (“ESOP”) within the meaning of Code Section 4975(e). All dividends paid with respect to shares of Company Stock held in the Trust shall (i) be retained by the Trustee and added to the corpus of the Trust and the Employer Common Stock Fund, (ii) be paid in cash directly to Plan Participants, Former Participants and Beneficiaries, or (iii) be paid to the Trustee and distributed in cash to Participants, Former Participants and Beneficiaries not later than 90 days after the close of the Plan Year in which the dividend was paid. The Committee or Plan Administrator shall determine, in its sole discretion, whether dividends will be paid directly to Participants, Former Participants and Beneficiaries or will be paid to the Trustee for distribution within 90 days after the close of the Plan Year in which the dividend was paid. In the event of a distribution or payment of dividends to Participants, Former Participants and Beneficiaries, each Participant, Former Participant and Beneficiary of a deceased Participant shall receive the dividends paid on the shares of Company Stock allocated to his Account in the Plan on the dividend record date. Each Participant, Former Participant and Beneficiary with an account in the ESOP portion of the Plan shall be permitted to elect whether to have the dividends allocable to the shares of Company Stock held in his Account payable in cash or deposited to his Account in the ESOP portion of the Plan and reinvested in shares of the Company's Stock. In the event a Participant, Former Participant or Beneficiary fails to make an election, dividends will be reinvested in the ESOP portion of the Plan. The Plan Administrator shall establish procedures for the election to be offered to Participants, Former Participants and Beneficiaries that satisfy the following requirements:

F.	Participants, Former Participants and Beneficiaries must shall be given a reasonable opportunity in which to make the election before the dividends are paid or distributed to them;

G.	Participants, Former Participants and Beneficiaries shall be given a reasonable opportunity to change their elections at least annually; and

H.
If there is a change in the Plan terms governing the manner in which the dividends are paid or distributed, Participants, Former Participants and Beneficiaries shall be given a reasonable opportunity to make elections under the new Plan terms before the first dividends subject to such new Plan terms are paid or distributed.

Notwithstanding the foregoing, if a Participant receives a hardship withdrawal under Section 6.01 of the Plan, such Participant must receive any dividends payable with respect to his interest in the ESOP portion of the Plan in cash. In addition, notwithstanding anything to the contrary in Section 4.01 of the Plan, a Participant shall always be treated as fully vested in dividends payable with respect to his interest in the ESOP portion of the Plan without regard to whether or not such Participant is fully vested in his Account in the Plan and the shares of Company Stock allocable to the Participant's Account and on which such dividends are paid. The provisions of this Section 8.06 are intended to satisfy the requirements in Code Section 404(k)(2)(A)(iii) regarding the deductibility of dividends paid with respect to employer securities held by an employee stock ownership plan. Any modification or amendment of the Plan may be made retroactively, as necessary or appropriate, to meet any requirement of Code Section 404(k). The election provided under this Section is available only to the extent that the Company may deduct dividends paid with respect to employer securities held by the Employer Common Stock Fund under Code Section 404(k).

ARTICLE IX.
PARTICIPANT ADMINISTRATIVE PROVISIONS
Section 9.01    PERSONAL DATA TO PLAN ADMINISTRATOR AND BENEFITS GROUP. Each Participant and each Beneficiary of a deceased Participant must furnish to the Plan Administrator and/or Benefits Group such evidence, data or information as the Plan Administrator and/or Benefits Group considers necessary or desirable for the purpose of administering the Plan. The provisions of this Plan are effective for the benefit of each Participant upon the condition precedent that each Participant will furnish promptly full, true and complete evidence, data and information when requested by the Plan Administrator and/or Benefits Group, provided the Plan Administrator and/or Benefits Groups shall advise each Participant of the effect of his failure to comply with its request.
Section 9.02    ADDRESS FOR NOTIFICATION. Each Participant and each Beneficiary of a deceased Participant shall file with the Benefits Group, from time to time, in writing, or otherwise notify the Benefits Group (in accordance with its rules and procedures) of, his post office address and any change of post office address. Any communication, statement or notice addressed to a Participant, or Beneficiary, at his last post office address filed with the Benefits Group, or as shown on the records of the Employer, shall bind the Participant, or Beneficiary, for all purposes of this Plan.
Section 9.03    ASSIGNMENT OR ALIENATION. Subject to Code Section 414(p) relating to qualified domestic relations orders, neither a Participant nor a Beneficiary shall anticipate, assign or alienate (either at law or in equity) any benefit provided under the Plan, and the Trustee shall not recognize any such anticipation, assignment or alienation. Furthermore, a benefit under the Plan is not subject to attachment, garnishment, levy, execution or other legal or equitable process.
Section 9.04    NOTICE OF CHANGE IN TERMS. The Plan Administrator, within the time prescribed by ERISA and the applicable regulations, shall furnish all Participants and Beneficiaries a summary description of any material amendment to the Plan or notice of discontinuance of the Plan and all other information required by ERISA to be furnished without charge.
Section 9.05    PARTICIPANT DIRECTION OF INVESTMENT. The Plan Administrator and the Trustee shall establish rules governing the administration of Investment Funds and procedures for Participant direction of investment, including rules governing the timing, frequency and manner of making investment elections. Subject to the default Investment Fund requirement in Section 8.05, the Plan Administrator, Committee, and Company reserve the right to change the investment options available under the Plan and rules governing investment designations from time to time. Nothing in this or any other provision of the Plan shall require the Trustee, the Employer, the Committee, or the Plan Administrator to implement Participant investment directions or changes in such directions, or to establish any procedures, other than on an administratively practicable basis, as determined by the Plan Administrator in its discretion.
Each Participant shall, in accordance with procedures established by the Plan Administrator, Committee and the Trustee, direct that his Account and contributions thereto attributable to Elective Deferral Contributions, After-Tax Contributions, Catch-Up Contributions, Roth Elective Deferral Contributions, and Rollover Contributions, if any, be invested and reinvested in any one or more of the Investment Funds. The investment of any such monies shall be subject to such restrictions as the Plan Administrator may determine, in its sole discretion, to be advisable or necessary under the circumstances. Moreover, in accordance with procedures established by the Trustee and agreed to by the Plan Administrator or Benefits Group, Participants may, when administratively practicable, be permitted to change their current and prospective investment designations through telephone, “on-line” or similar instructions to the Trustee or its authorized agent on a frequency established under such procedures, as in effect from time to time. The Investment Funds available Participants are listed in Appendix C, as the Plan Administrator may it amend from time to time.
The exercise of investment direction by a Participant will not cause the Participant to be a fiduciary solely by reason of such exercise, and neither the Trustee nor any other fiduciary of this Plan will be liable for any loss or any breach that results from the exercise of investment direction by the Participant. The investment designation procedures established under the Plan shall be and are intended to be in compliance with the requirements of ERISA Section 404(c) and the regulations thereunder. Notwithstanding the foregoing, to the extent that a Participant or Beneficiary is entitled to direct the Trustee as to the investment of all or a portion of his Account among the Investment Funds available under the Plan, the Participant or Beneficiary shall be acting as a “named fiduciary” within the meaning of ERISA Section 403(a)(1); provided that, if by reason of the Participant’s or Beneficiary’s exercise of independent control over the assets in his Account, a particular transaction satisfies the requirements for relief under ERISA Section 404(c), the Participant or Beneficiary shall not be deemed a fiduciary, named or otherwise, with respect to such transaction and no other person who is otherwise a fiduciary shall be liable for any loss, or by reason of any breach, that results from the Participant’s or Beneficiary’s exercise of independent control pursuant to such transaction.
In no event shall Participants be permitted to direct that any portion of their Accounts and/or any additional contributions be invested in the Employer Common Stock Fund until the Employer, the Plan, the Trustee and all other relevant parties have fully complied with such requirements, including, but not limited to, federal and state securities laws, as the Committee has determined to be applicable. The Committee may restrict the ability of any person covered under Section 16 of the Securities Exchange Act of 1934, as amended, or any other corporate insider of the Employer to direct the investment of his Account in the Employer Common Stock Fund. Notwithstanding any provision to the contrary, the Committee, the Plan Administrator and the Trustee may, in their sole discretion in accordance with their delegated authority, and where the terms of any relevant investment contracts, regulated investment companies or pooled or group trusts so require, impose special terms, conditions and restrictions upon a Participant’s right to direct the investment in, or transfer into or out of, such contracts, companies or trusts, or the timing or terms applicable to such transaction.
Notwithstanding the foregoing, but subject to reasonable administrative procedures uniformly applied, Participants, Former Participants and Beneficiaries under the Plan shall be permitted to change their investment direction both as to future contributions to the Plan, if any, and with respect to existing Account balances at any time. Accordingly, there are no restrictions on the rights of a Participant, Former Participant or Beneficiary to diversify any amounts credited to his Account within the Employer Common Stock Fund.
Notwithstanding other provisions of the Plan to the contrary, to the extent that the Trust is a part of any group trust (within the meaning of Internal Revenue Service Revenue Rulings 81-100 and 2011-1), such group trust may invest in the accounts and plans described in Internal Revenue Service Revenue Ruling 2011-1; provided, that requirements of such ruling and superseding guidance are met. This paragraph shall be effective as provided in Internal Revenue Service Revenue Ruling 2011-1 (as modified by Revenue Service Notice 2012-6 and any superseding guidance).
Section 9.06    CHANGE OF INVESTMENT DESIGNATIONS. Each Participant who is entitled to direct the investment of additional contributions to be allocated to his Account in accordance with Section 9.05 hereof may select how such additional contributions are to be invested. Such investment directions shall be made in accordance with applicable rules or procedures established by the Trustee, Plan Administrator and Benefits Group.
Each Participant may prospectively re-elect how those amounts then held in his Account are to be reinvested in the various Investment Funds until otherwise changed or modified. Such investment directions shall be made in accordance with applicable rules or procedures established by the Trustee, Plan Administrator and Benefits Group.
Notwithstanding any provision to the contrary, the Committee or the Plan Administrator may, in its sole discretion in accordance with its delegated authority, and where the terms of any relevant investment contracts, regulated investment companies or pooled or group trusts so require, or where ERISA fiduciary obligations and considerations so merit, impose special terms, conditions and restrictions upon a Participant's right to direct the investment in, or transfer into or out of, such contracts, companies or trusts.
Section 9.07    TRANSFERS AMONG INVESTMENTS. Subject to the rules and requirements found in the prospectus of each Investment Fund and the procedures established by the Plan Administrator, a Participant may transfer amounts from an Investment Fund, in even multiples of one percent of the amount held in any such Investment Fund, to any other Investment Fund effective as of any Valuation Date. A transfer shall be effected by electronic or telephonic instruction. Such election shall be effective as soon as administratively practicable.
Section 9.08    ESOP DIVERSIFICATION ELECTION. A Participant is eligible to direct the Trustee, in accordance with the procedures established by the Committee, as to the investment of up to 100% of the value of the Participant’s Account, including the portion invested in the ESOP Stock Fund, even if the Participant is not 100% vested in his entire Account.
Section 9.09    LITIGATION AGAINST THE TRUST. If any legal action filed against the Trustee, Employer, Committee, Plan Administrator, Benefits Group, or any member or members of the Committee, Plan Administrator or Benefits Group, by or on behalf of any Participant or Beneficiary, results adversely to the Participant or to the Beneficiary, the Trustee shall reimburse itself, the Employer, Committee, Plan Administrator, Benefits Group, or member(s) of the Committee, Plan Administrator or Benefits Group, all costs and fees expended by it or them by surcharging all costs and fees against the sums payable under the Plan to the Participant or to the Beneficiary, but only to the extent a court of competent jurisdiction specifically authorizes and directs any such surcharges and only to the extent Code Section 401(a)(13) does not prohibit any such surcharges.
Section 9.10    INFORMATION AVAILABLE. Any Participant in the Plan or any Beneficiary may examine copies of the Plan, the Trust, the Plan description, the latest annual report, any bargaining agreement, contract or any other instrument under which the Plan was established or is operated. The Company will maintain all of the items listed in this Section 9.10 in its offices, or in such other place or places as it may designate from time to time in order to comply with the regulations issued under ERISA, for examination during reasonable business hours. Upon the written request of a Participant or Beneficiary, the Plan Administrator shall furnish him with a copy of any item listed in this Section 9.10. The Plan Administrator may make a reasonable charge to the requesting person for the copy so furnished.
Section 9.11    PRESENTING CLAIMS FOR BENEFITS. Any Participant, alternate payee, Beneficiary, contingent Beneficiary, Spouse or other individual believing himself to be entitled to benefits under the Plan (“Claimant”) shall file a written claim for benefits with the Benefits Group. The Benefits Group shall decide such claim. If the claim is wholly or partially denied, the Benefits Group shall so notify the Claimant within 90 days after receipt of the claim for benefits by the Benefits Group, unless special circumstances require an extension of time for processing the claim. If such an extension of time for processing is required, written notice of the extension shall be furnished to the Claimant prior to the end of the initial 90 day period. In no event shall such extension exceed a period of 90 days from the end of such initial period. The extension notice shall indicate the special circumstances requiring an extension of time and the date by which the Benefits Group expects to render its final decision. Notice of the Benefits Group’s decision to deny a claim in whole or in part shall be set forth in a manner calculated to be understood by the Claimant and shall contain the following:

A.	The specific reason or reasons for the denial;

B.	Specific reference to pertinent Plan provisions on which the denial is based;

C.	A description of any additional material or information necessary for the Claimant to perfect the claim and an explanation of why such material or information is necessary;

D.	An explanation of the Plan’s appeal procedure and the applicable time limits; and

E.	A statement of the Claimant’s right to bring a civil action under ERISA following an adverse benefit determination on review, if applicable.
The Plan Administrator’s notice of denial of benefits shall also identify the address to which the Claimant may forward his appeal.
If notice of denial is not furnished, and if the claim is not granted within the period of time set forth above, the claim shall be deemed denied for purposes of proceeding to the review stage described in Section 9.12.
Section 9.12    APPEAL PROCEDURE FOR DENIAL OF BENEFITS.

A.
Filing of Appeal. Within 60 days after receipt of notice of the denial of a claim for benefits (or, if no such notice has been given, within 60 days after the claim is deemed denied under Section 9.11), the Claimant, or his duly authorized representative, will be provided, upon request and free of charge, reasonable access to copies of all documents and other information relevant to the Claimant’s claim for benefits.

B.
Hearing. The Claimant may request that a hearing be held either in person or by conference call. The Plan Administrator, in its sole and absolute discretion, shall determine whether to grant the request for a hearing. If a hearing is held, the Claimant and/or his duly authorized representative, shall be entitled to present to the Plan Administrator all facts, evidence, witnesses and/or legal arguments which the Claimant feels are necessary for a full and fair review of his claim. The Plan Administrator may have counsel present at said hearing and shall be entitled to call such individuals as witnesses, including the Claimant, as it feels are necessary to fully present all of the facts of the matter. The terms and conditions pursuant to which any such hearing may be conducted, and any evidentiary matters, shall be determined by the Plan Administrator in its sole discretion.

C.
Ruling. The Plan Administrator shall issue a written ruling with regard to the appeal and, if the appeal is denied in whole or in part, the ruling shall be written in a manner calculated to be understood by the Claimant and shall set forth:

4.	The specific reason or reasons for the denial;

5.	Specific reference to pertinent plan provisions on which the denial is based;

6.
A statement that the Claimant is entitled to receive, upon request and free of charge, reasonable access to and copies of, all documents, records and other information relevant to the Claimant’s claim for benefits; and

7.	A statement of the Claimant’s right to bring action under ERISA, if applicable.
The Plan Administrator shall advise the Claimant of its decision within 60 days of the Claimant’s written request for review, unless special circumstances (such as a hearing) would make the rendering of a decision within the 60 day limit unfeasible, but in no event shall the Plan Administrator render a decision respecting a denial for a claim for benefits later than 120 days after its receipt of a request for review. If such an extension of time for review is required because of special circumstances, written notice of the extension shall be furnished to the Claimant prior to the commencement of the extension.
If the Plan Administrator’s decision on review is not furnished within the time period set forth above, the claim shall be deemed wholly denied on review on the latest date the Claimant should have received notice of an adverse benefits determination.

D.
Designation of Plan Administrator. Any appeal of a claim denial may be determined by the Plan Administrator as a whole or may be determined by a committee of one or more members of the Plan Administrator designated by the Plan Administrator to determine such claim. A decision by a majority of the members of the Plan Administrator or designated committee shall be final, conclusive and binding on all parties involved.

Section 9.13    CLAIMS INVOLVING BENEFITS RELATED TO DISABILITY. The Benefits Group and Plan Administrator shall comply with and follow the applicable Department of Labor Regulations for claims involving a determination of Disability or benefits related to Disability, including, but not limited to:

D.
The Benefits Group shall advise a Claimant of the Plan’s adverse benefit determination within a reasonable period of time, but not later than 45 days after receipt of the claim by the Plan. If the Benefits Group determines that due to matters beyond control of the Plan, such decision cannot be reached within 45 days, an additional 30 days may be provided and the Benefits Group shall notify the claimant of the extension prior to the end of the original 45-day period. The 30-day extension may be extended for a second 30-day period, if before the end of the original extension, the Benefits Group determines that due to circumstances beyond the control of the Plan, a decision cannot be rendered within the extension period.

E.	Claimants shall be provided at least 180 days following receipt of benefit denial in which to appeal such adverse determination.

F.
The Plan Administrator shall review the Claimant’s appeal and notify the Claimant of its determination within a reasonable period of time, but not later than 45 days after receipt of the Claimant’s request for review. Should the Plan Administrator determine that special circumstances (such as the need to hold a hearing) require an extension of time for processing the appeal, the Plan Administrator shall notify the Claimant of the extension before the end of the initial 45 day period. Such an extension, if required, shall not exceed 45 days.

G.
All claims for benefits under the Plan or other claims related thereto must be made within one year of the date the Claimant became entitled thereto or, if later, knew or should have known that such claim existed.

Section 9.14    DISPUTED BENEFITS. If any dispute shall arise between a Participant, or other person claiming a right to a Participant’s benefit, and the Plan Administrator after the review of a claim for benefits, or in the event any dispute shall develop as to the person to whom the payment of any benefit under the Plan shall be made, the Trustee may withhold the payment of all or any part of the benefits payable hereunder to the Participant, or other person claiming under the Participant, until such dispute has been resolved by a court of competent jurisdiction or settled by the parties involved.
Section 9.15    USE OF ALTERNATIVE MEDIA. The Committee, Plan Administrator and Benefits Group may include in any process or procedure for administering the Plan, the use of alternative media, including, but not limited to, telephonic, facsimile, computer or other such electronic means as available. Use of such alternative media shall be deemed to satisfy any Plan provision requiring a “written” document or an instrument to be signed “in writing” to the extent permissible under the Code, ERISA and applicable regulations.
Section 9.16    STATUTE OF LIMITATIONS FOR CIVIL ACTIONS. For purposes of filing any civil action against the Plan upon the exhaustion of all other available administrative remedies, including under Section 502(a) of ERISA, legal action may be brought no later than one year from the date of completion of the Plan’s claims appeal process, or if earlier, two years from the date the Claimant knew or should have known that such claim existed.

ARTICLE X.
ADMINISTRATION OF THE PLAN
Section 10.01    ALLOCATION OF RESPONSIBILITY AMONG FIDUCIARIES FOR PLAN AND TRUST ADMINISTRATION. The fiduciaries shall have only those powers, duties, responsibilities and obligations as are specifically given to them under this Plan and the Trust. The Employers shall have the sole responsibility for making the contributions provided for under Article III. The Board shall have the sole authority to appoint and remove members of the Committee, and to terminate, in whole or in part, this Plan or the Trust. The Board and the Committee shall have the authority to appoint and remove the Trustee. The Committee shall have the final responsibility for the administration of the Plan, which responsibility is specifically described in this Plan and the Trust, and shall be the “Plan Administrator”, as defined in ERISA, and a named fiduciary of the Plan. The Committee shall have the specific delegated powers and duties described in the further provisions of this Article X and such further powers and duties as hereinafter may be delegated to it by the Board. The Trustee shall have the sole responsibility for the administration of the Trust and the management of the assets held under the Trust, all as specifically provided in the Trust. The Trustee shall be responsible to ensure that contributions are made to the Trust only to the extent required by the terms of the Trust or applicable law. Each fiduciary warrants that any directions given, information furnished, or action taken by it shall be in accordance with the provisions of this Plan and the Trust, authorizing or providing for such direction, information or action. Furthermore, each fiduciary may rely upon any such direction, information or action of another fiduciary as being proper under this Plan and the Trust, and is not required under this Plan or the Trust to inquire into the propriety of any such direction, information or action. It is intended under this Plan and the Trust that each fiduciary shall be responsible for the proper exercise of its own powers, duties, responsibilities and obligations under this Plan and the Trust and shall not be responsible for any act or failure to act of another fiduciary. No fiduciary guarantees the Trust Fund in any manner against investment loss or depreciation in asset value. The Committee shall determine the extent to which shares purchased with the proceeds of an ESOP Loan may or may not be pledged to secure the Plan's indebtedness under the ESOP Loan and, as required under the Code, the shares shall otherwise be held unallocated by the Plan in a suspense account. The Plan is prohibited from obligating itself to acquire securities from a particular security holder at an indefinite time determined upon the happening of an event such as the death of the holder.
Section 10.02    APPOINTMENT AND REMOVAL OF COMMITTEE. The Committee shall consist of three or more persons who shall be appointed by and serve at the pleasure of the Board to assist in the administration of the Plan. In the event of any vacancies on any Committee, the remaining Committee member(s) then in office shall constitute the Committee and shall have full power to act and exercise all powers of the Committee as described in this Article X. All usual and reasonable expenses of the Committee may be paid in whole or in part by the Employer, and any expenses not paid by the Employer shall be paid by the Trustee out of the principal or income of the Trust Fund. Any members of the Committee who are Employees shall not receive compensation with respect to their services for the Committee.
Any Committee member may resign by giving written notice to the Board, which shall be effective 30 days after delivery. Notwithstanding the foregoing, any Committee member who is an Employee shall be deemed to have resigned from the Committee effective with his Severance from Employment. A Committee member may be removed by the Board upon written notice to such Committee member, which notice shall be effective upon delivery. The Board shall promptly select a successor following the resignation or removal of a Committee member if necessary to maintain a Committee of at least three members.
Section 10.03    COMMITTEE PROCEDURES. The Committee may act at a meeting or in writing without a meeting. The Committee may elect one of its members as chairperson, appoint a secretary, who may or may not be a Committee member, and advise the Trustee and Board of all relevant actions. The secretary shall keep a record of all meetings and forward all necessary communications to the Board, Plan Administrator, Employer, or the Trustee, as appropriate and each Committee shall report its activities at least annually to the Compensation Committee of the Board. The Committee may adopt such bylaws and regulations as it deems desirable for the conduct of its affairs. All decisions of the Committee shall be made by the vote of the majority then in office, including actions in writing taken without a meeting. No member of the Committee who is a Participant in the Plan shall vote upon any matter affecting only his Account. A dissenting Committee member who, within a reasonable time after he has knowledge of any action or failure to act by the majority, registers his dissent in writing delivered to the other Committee members, the Employer and the Trustee, shall not be responsible for any such action or failure to act.
Section 10.04    RECORDS AND REPORTS. The Plan Administrator or Benefits Group, on behalf of the Committee and in accordance with its delegated authority, shall exercise such authority and responsibility as it deems appropriate in order to comply with ERISA and governmental regulations issued thereunder relating to records of Participant’s Service, Account balances and the percentage of such Account balances that are Nonforfeitable under the Plan, notifications to Participants, annual registration with the IRS, and annual reports to the Department of Labor.
Section 10.05    OTHER COMMITTEE POWERS AND DUTIES. The Committee shall have one or more of the following powers and duties, as designated in the applicable Committee Charter and bylaws:

H.	To determine the rights of eligibility of an Employee to participate in the Plan, the value of a Participant’s Account, and the Nonforfeitable percentage of each Participant’s Account;

I.	To adopt rules of procedure and regulations necessary for the proper and efficient administration of the Plan, provided the rules are not inconsistent with the terms of this Plan and the Trust;

J.
To construe and enforce the terms of the Plan and the rules and regulations it adopts, including the discretionary authority to interpret the Plan documents, documents related to the Plan’s operation, and findings of fact;

K.	To direct the Trustee with respect to the crediting and distribution of the Trust;

L.	To review and render decisions respecting a claim for (or denial of a claim for) a benefit under the Plan;

M.	To furnish the Employer with information that the Employer may require for tax or other purposes;

N.	To engage the service of agents whom it may deem advisable to assist it with the performance of its duties;

O.
To engage the services of an Investment Manager or Investment Managers (as defined in ERISA Section 3(38)), each of whom shall have full power and authority to manage, acquire or dispose (or direct the Trustee with respect to acquisition or disposition) of any Plan asset under its control;

P.
As permitted by the Employee Plans Compliance Resolution System (“EPCRS”) issued by the IRS, as in effect from time to time, (i) to voluntarily correct any Plan qualification failure, including, but not limited to, failures involving Plan operation, impermissible discrimination in favor of highly compensated employees, the specific terms of the Plan document, or demographic failures; (ii) implement any correction methodology permitted under EPCRS; and (iii) negotiate the terms of a compliance statement or a closing agreement proposed by the IRS with respect to correction of a plan qualification failure; and

Q.
To delegate such of its duties, authority and obligations hereunder to the Plan Administrator, Benefits Group, existing committees of Company or its Board, subcommittees it may form, or third party providers as it may, in its discretion, determine necessary, advisable or useful.

Section 10.06    RULES AND DECISIONS. The Committee and Plan Administrator may adopt such rules as it deems necessary, desirable or appropriate. All rules and decisions of the Committee and Administrator shall be uniformly and consistently applied to all Participants in similar circumstances. When making a determination or calculation, the Committee and Plan Administrator shall be entitled to rely upon information furnished by a Participant or Beneficiary, the Employer, the legal counsel of the Employer, or the Trustee.
Section 10.07    APPLICATION AND FORMS FOR BENEFITS. The Plan Administrator may require a Participant or Beneficiary to complete and file with the Benefits Group and/or the Trustee an application for a benefit and all other forms approved by the Benefits Group, and to furnish all pertinent information requested by the Benefits Group and Trustee. The Benefits Group and Trustee may rely upon all such information so furnished to it, including the Participant's or Beneficiary's current mailing address.
Section 10.08    APPOINTMENT OF PLAN ADMINISTRATOR. The Committee may appoint an individual(s) or entity to act as the Plan Administrator and may remove such person as Plan Administrator at any time. The Committee shall supervise the day-to-day administration of the Plan by the Plan Administrator.
Section 10.09    PLAN ADMINISTRATOR. Unless an individual Plan Administrator is appointed by the Committee, the Financial Benefit Plan Committee or Benefits Group shall act as the Plan Administrator in accordance with its delegated authority. The Plan Administrator shall report to the Committee on a regular basis as the Committee shall direct. The Plan Administrator shall administer the Plan on a day-to-day basis in accordance with its terms and in accordance with the Code, ERISA and all other applicable laws and regulations except as otherwise expressly provided to the contrary herein. Specifically, but not by way of limitation, the Plan Administrator shall:

A.
Reporting and Disclosure. Comply with the reporting and disclosure requirements of the Code and ERISA, as applicable, including the preparation and dissemination of disclosure material to the Plan Participants and Beneficiaries and the filing of such necessary forms and reports with governmental agencies as may be required;

B.
Testing. Prepare, or cause to be prepared, all tests necessary to ensure compliance with the Code and, except as expressly provided to the contrary herein, ERISA, including, but not limited to, the participation and discrimination standards, and the limitations of Section 415 of the Code;

C.	Procedures and Forms. Establish such administrative procedures and prepare, or cause to be prepared, such forms, as may be necessary or desirable for the proper administration of the Plan;

D.	Advisors. Subject to the approval of the Committee, retain the services of such consultants and advisors as may be appropriate to the administration of the Plan;

E.
Claims. Have the discretionary authority to determine all claims filed pursuant to Section 9.11, 9.12, and 9.13 of this Plan and shall have the authority to determine issues of fact relating to such claims;

F.	Payment of Benefits. Direct, or establish procedures for, the payment of benefits from the Plan;

G.
Qualified Domestic Relations Orders. Establish such procedures as may be necessary for the determination of whether proposed qualified domestic relations orders comply with the provisions of the Code and ERISA, as applicable; and

H.	Plan Records. Maintain, or cause to be maintained, all documents and records necessary or appropriate to the maintenance of the Plan.
Section 10.10    FUNDING POLICY. The Plan Administrator shall, from time to time, review all pertinent Employee information and Plan data in order to establish the funding policy of the Plan and to determine the appropriate methods of carrying out the Plan’s objectives. The Plan Administrator or its delegate shall communicate periodically, as it deems appropriate, to the Trustee and to any Plan Investment Manager, the Plan's short-term and long-term financial needs so that investment policy can be coordinated with Plan financial requirements.
Section 10.11    FIDUCIARY DUTIES. In performing their duties, all fiduciaries with respect to the Plan shall act solely in the interest of the Participants and their Beneficiaries, and:

E.	For the exclusive purpose of providing benefits to the Participants and their Beneficiaries;

F.
With the care, skill, prudence and diligence under the circumstances then prevailing that a prudent man acting in like capacity and familiar with such matters would use in the conduct of an enterprise of like character and with like aims;

G.
To the extent a fiduciary possesses and exercises investment responsibilities, by diversifying the investments of the Trust Fund so as to minimize the risk of large losses, unless under the circumstances it is clearly prudent not to do so; and

H.	In accordance with the documents and instruments governing the Plan insofar as such documents and instruments are consistent with the provisions of Title I of ERISA.
Section 10.12    ALLOCATION OR DELEGATION OF DUTIES AND RESPONSIBILITIES. In furtherance of their duties and responsibilities under the Plan, the Board and the Committee, subject always to the requirements of Section 10.11:

H.	Employ agents to carry out nonfiduciary responsibilities;

I.	Employ agents to carry out fiduciary responsibilities (other than trustee responsibilities as defined in Section 405(c)(3) of ERISA);

J.	Consult with counsel, who may be of counsel to the Company; and

K.
Provide for the allocation of fiduciary responsibilities (other than trustee responsibilities as defined in Section 405(c)(3) of ERISA) between the members of the Board, in the case of the Board, and among the members of any Committee, in the case of any Committee.

The Committee may delegate such of its duties, authority and obligations hereunder to the Plan Administrator, corporate staff, existing committees of Company or its Board, subcommittees it may form, or third party providers as it may, in its discretion, determine. Any delegation of fiduciary duties hereunder must be approved by a majority of the Committee. Such delegation may be modified or rescinded at any time by further action of the Committee, which shall have an on-going duty to monitor the performance of any fiduciary obligations delegated to others under this provision.
Section 10.13    PROCEDURE FOR THE ALLOCATION OR DELEGATION OF FIDUCIARY DUTIES. Any action described in subsections B or D of Section 10.12 may be taken by a Committee or the Board only in accordance with the following procedure:

A.	Such action shall be taken by a majority of the Committee or by the Board, as the case may be, in a resolution approved by a majority of such Committee or by a majority of the Board.

B.
The vote cast by each member of the Committee or the Board for or against the adoption of such resolution shall be recorded and made a part of the written record of the Committee’s or the Board’s proceedings.

C.
Any delegation of fiduciary responsibilities or any allocation of fiduciary responsibilities among members of the Committee or the Board may be modified or rescinded by the Committee or the Board according to the procedure set forth in subsections A and B of this Section 10.13.

Section 10.14    SEPARATE ACCOUNTING. The amounts in a Participant’s Elective Deferral Contribution Account, Roth Elective Deferral Contribution Account, Safe Harbor Matching Contribution Account, Qualified Matching Contribution Account, and Qualified Non-elective Contribution Account shall at all times be separately accounted for from amounts in a Participant's After-tax Contribution Account, Non-Safe Harbor Matching Contribution Account, Additional Matching Contribution Account, Profit Sharing Contribution Account, Rollover Contribution Account, Transfer Contribution and other contribution accounts, if any. Amounts credited to such subaccounts shall be allocated among the Participant’s designated investments on a reasonable pro rata basis, in accordance with the valuation procedures of the Trustee and the Investment Funds. The Trustee and the Plan Administrator shall also establish uniform procedures that they may change from time to time, for the purpose of adjusting the subaccounts of a Participant’s Account for withdrawals, loans, distributions and contributions. Gains, losses, withdrawals, distributions, forfeitures and other credits or charges may be separately allocated among such subaccounts on a reasonable and consistent basis in accordance with such procedures.
Section 10.15    VALUE OF PARTICIPANT'S ACCOUNT. The value of each Participant’s Account shall be based on its fair market value on the appropriate Valuation Date. A valuation shall occur at least once every Plan Year, and otherwise in accordance with the terms of the Trust and administratively practicable procedures approved by the Plan Administrator. Periodically, on a frequency determined by the Plan Administrator and the Trustee, the Participant will receive a statement showing the transaction activity and value of his Account as of a date set forth in the statement.
Section 10.16    REGISTRATION AND VOTING OF EMPLOYER COMMON STOCK. All Stock acquired by the Trustee shall be held in the possession of the Trustee until disposed of pursuant to the provisions of the Plan or the Trust Agreement. Such Stock may be registered in the name of the Trustee or its nominee. Before each annual or special meeting of the Employer’s shareholders, the Trustee shall send to each Participant a copy of the proxy solicitation material therefor, together with a form requesting confidential instructions to the Trustee on how to vote the Stock credited to his Account. Upon receipt of such instructions the Trustee shall vote the Stock as instructed. Any Stock held in Participants’ Accounts, as to which the Trustee does not receive instructions, shall be voted in proportion to the voting instructions the Trustee has actually received in respect of Stock, unless the Trustee determines that to do so is not prudent, or the Trust provides otherwise.
Section 10.17    INDIVIDUAL STATEMENT. As soon as practicable after the end of each calendar quarter effective January 1, 2008, but within the time prescribed by ERISA and the regulations under ERISA, and at such other times as determined by the Plan Administrator in its discretion, the Plan Administrator will deliver to each Participant (and to each Beneficiary of a deceased Participant) a statement reflecting the condition of his Account in the Trust as of that date and such other information ERISA requires be furnished to the Participant or Beneficiary. In addition, subject to the requirements of ERISA, the Plan Administrator shall provide to any Participant or Beneficiary of a deceased Participant who so requests in writing, a statement indicating the total value of his Account and the Nonforfeitable portion of such Account, if any. The Plan Administrator shall also furnish a written statement to any Participant who has a Severance from Employment during the Plan Year and is entitled to a deferred Nonforfeitable benefit under the Plan as of the end of the Plan Year, if no retirement benefits have been paid with respect to such Participant during the Plan Year. No Participant, except a member of the Board of Directors, a member of the Committee, the Plan Administrator and their designees, shall have the right to inspect the records reflecting the Account of any other Participant. A Participant or Beneficiary shall notify the Trustee in writing if he believes there is an error in the statement of his Account in the Plan no more than one year after the date the statement was issued. Each statement of a Participant’s Account shall be deemed to be final and binding on the Participant or Beneficiary to whom it was issued upon the expiration of the one year period following the date the statement was issued.
Section 10.18    AUTOMATIC CONTRIBUTION ARRANGEMENT NOTICE. At least 30 days, but not more than 90 days, before the beginning of the Plan Year, the Plan Administrator will provide each Eligible Employee a comprehensive notice of the Eligible Employee's rights and obligations under the Plan, in compliance with the notice requirements set forth in Code Sections 401(k)(13) and 414(w) and the Treasury Regulations and other guidance issued thereunder.
Section 10.19    FEES AND EXPENSES FROM FUND. The Trustee shall pay all expenses reasonably incurred by it or by the Employer, Committee, Plan Administrator, Benefits Group, other professional advisers or administrators in the administration of the Plan from the Trust Fund unless the Employer pays the expenses directly. Such expenses may include the reimbursement of the Employer for the salary and expenses incurred by the Employer for employees who perform Plan administration services. The Committee, as a named fiduciary, shall provide written direction to the Trustee regarding the expenses to be paid or reimbursed from the Trust Fund. The Committee shall not treat any fee or expense paid, directly or indirectly, by the Employer as an Employer contribution. No person who is receiving full pay from the Employer shall receive compensation for services from the Trust Fund. Brokerage commissions, transfer taxes, and other charges and expenses in connection with the purchase and sale of securities shall be charged to each Investment Fund and/or Participant’s Account, as applicable. Fees related to investments subject to Participant direction, and other fees resulting from or attributable to expenses incurred in relation to a Participant or Beneficiary or his Account may be charged to his Account to the extent permitted under the Code and ERISA.

ARTICLE XI.
TOP HEAVY RULES
Section 11.01    MINIMUM EMPLOYER CONTRIBUTION. If this Plan is Top Heavy, as defined below, in any Plan Year, the Plan guarantees a minimum contribution (subject to the provisions of this Article XI) of three percent of Compensation for each Non-Key Employee, as defined below, who is a Participant employed by the Employer on the Accounting Date of the Plan Year without regard to Hours of Service completed during the Plan Year or to whether he has elected to make Elective Deferral Contributions under Section 3.02, and who is not a Participant in a Top Heavy defined benefit plan maintained by the Employer. Participants who also participate in a Top Heavy defined benefit plan of the Employer shall receive the required minimum benefit in the defined benefit plan rather than in this Plan. The Plan satisfies the guaranteed minimum contribution for the Non-Key Employee if the Non-Key Employee's contribution rate is at least equal to the minimum contribution. For purposes of this paragraph, a Non-Key Employee Participant includes any Employee otherwise eligible to participate in the Plan but who is not a Participant because his Compensation does not exceed a specified level.
If the contribution rate for the Key Employee, as defined below, with the highest contribution rate is less than three percent, the guaranteed minimum contribution for Non-Key Employees shall equal the highest contribution rate received by a Key Employee. The contribution rate is the sum of Employer contributions (not including Employer contributions to Social Security) and forfeitures allocated to the Participant's Account for the Plan Year divided by his Compensation, as defined below, not in excess of the compensation limitation under Code Section 401(a)(17) for the Plan Year. For purposes of determining the minimum contribution for a Plan Year, the Committee shall consider contributions made to any plan pursuant to a compensation reduction agreement or similar arrangement as Employer contributions. To determine the contribution rate, the Committee shall consider all qualified Top Heavy defined contribution plans maintained by the Employer as a single plan.
Notwithstanding the preceding provisions of this Section 11.01, if a defined benefit plan maintained by the Employer that benefits a Key Employee depends on this Plan to satisfy the anti-discrimination rules of Code Section 401(a)(4) or the coverage rules of Code Section 410 (or another plan benefiting the Key Employee so depends on such defined benefit plan), the guaranteed minimum contribution for a Non-Key Employee is three percent of his Compensation regardless of the contribution rate for the Key Employees.
The minimum Employer contribution required (to the extent required to be Nonforfeitable under Section 416(b) of the Code) may not be forfeited under Code Section 411(a)(3)(B) or 411(a)(3)(D).
Section 11.02    ADDITIONAL CONTRIBUTION. If the contribution rate (excluding Elective Deferral Contributions) for the Plan Year with respect to a Non-Key Employee described in Section 11.01 is less than the minimum contribution, the Employer will increase its contribution for such Employee to the extent necessary so his contribution rate for the Plan Year will equal the guaranteed minimum contribution. Matching Contributions will be taken into account to satisfy the minimum contribution requirement under the Plan, or if the Plan provides that the minimum contribution requirement shall be met in another plan, such other plan. Matching Contributions that are used to satisfy the minimum contribution requirements shall be treated as matching contributions for purposes of the actual contribution percentage test and other requirements of Code Section 401(m). The additional contribution shall be allocated to the Account of a Non-Key Employee for whom the Employer makes the contribution.
Section 11.03    DETERMINATION OF TOP HEAVY STATUS. The Plan is Top Heavy for a Plan Year if the Top Heavy ratio as of the Determination Date exceeds 60%. The Top Heavy ratio is a fraction, the numerator of which is the sum of the present value of the Accounts of all Key Employees as of the Determination Date, and the denominator of which is a similar sum determined for all Employees. For purposes of determining the present value of the Accounts for the foregoing fraction, contributions due as of the Determination Date and distributions made for any purpose within the one-year period ending on the Determination Date shall be included. In addition, distributions made within the five-year period ending on the Determination Date shall be included if such distributions were made for reasons other than upon Severance from Employment, death or Disability (e.g., in-service withdrawals); provided, however, that no distribution shall be counted more than once. In addition, the Top Heavy ratio shall be calculated by disregarding the Account (including distributions, if any, of the Account balance) of an individual who has not received credit for at least one Hour of Service with the Employer during the one-year period ending on the Determination Date in such calculation. The Top Heavy ratio, including the extent to which it must take into account distributions, rollovers, and transfers, shall be calculated in accordance with Code Section 416 and the Treasury Regulations thereunder.
If the Employer maintains other qualified plans (including a simplified employee pension plan), this Plan is Top Heavy only if it is part of the Required Aggregation Group, and the Top Heavy ratio for both the Required Aggregation Group and the Permissive Aggregation Group exceeds 60%. The Top Heavy ratio shall be calculated in the same manner as required by the first paragraph of this Section 11.03, taking into account all plans within the Aggregation Group. To the extent distributions to a Participant must be taken into account, the Committee shall include distributions from a terminated plan that would have been part of the Required Aggregation Group if it were in existence on the Determination Date. The present value of accrued benefits and the other amounts the Committee must take into account, under defined benefit plans or simplified employee pension plans included within the group, shall be calculated in accordance with the terms of those plans, Code Section 416 and the Treasury Regulations thereunder. If an aggregated plan does not have a valuation date coinciding with the Determination Date, the accrued benefits or Accounts in the aggregated plan shall be valued as of the most recent valuation date falling within the 12-month period ending on the Determination Date. The Top Heavy ratio shall be valued with reference to the Determination Dates that fall within the same calendar year.
The accrued benefit of a Participant other than a Key Employee shall be determined under (a) the method, if any, that uniformly applies for accrual purposes under all defined benefit plans maintained by the Employer, or (b) if there is no such method, as if such benefit accrued not more rapidly than the slowest accrual rate permitted under the fractional rule of Section 411(b)(1)(C) of the Code.
Section 11.04    TOP HEAVY VESTING SCHEDULE. For any Plan Year for which the Plan is Top Heavy, as determined in accordance with this Article XI, the Participant's Nonforfeitable percentage of his Employer Contributions and Non-Safe Harbor Matching Contributions shall be calculated by applying the following schedule, to the extent that such schedule provides for vesting at a rate that is more rapid than the rate otherwise applicable to the Participant's benefit:

Years of Service	Percent Nonforfeitable
Less than three (3) At least three (3) or more	0% 100%
Section 11.05    DEFINITIONS. For purposes of applying the provisions of this Article XI.

A.
“Key Employee” means any Employee or former Employee (including any deceased Employee) who at any time during the Plan Year that includes the Determination Date was an officer of the Employer having annual Compensation greater than $170,000 (as adjusted under Code Section 416(i)(1) for Plan Years beginning after December 31, 2014), a five-percent owner of the Employer, or a one-percent owner of the Employer having annual Compensation of more than $150,000. The constructive ownership rules of Code Section 318 (or the principles of that section, in the case of an unincorporated Employer) will apply to determine ownership in the Employer. The determination of who is a Key Employee shall be made in accordance with Code Section 416(i)(1) and the Treasury Regulations under that Code Section.

B.	“Non-Key Employee” is an Employee who does not meet the definition of Key Employee.

C.
“Compensation” shall mean the first $200,000 (or such larger amount as the Commissioner of Internal Revenue may prescribe in accordance with Code Section 401(a)(17)) ($260,000 for 2014) of Compensation as defined in Code Section 415(c)(3), but including amounts contributed by the Employer pursuant to a salary reduction agreement that are excludible from the Employee's gross income under Section 125, “deemed compensation” under Code Section 125 pursuant to Revenue Ruling 2002-27, Section 132(f)(4), Section 402(a)(8), Section 402(h) or Section 403(b) of the Code.

D.	“Required Aggregation Group” means:

(i)	Each qualified plan of the Employer in which at least one Key Employee participates at any time during the five Plan Year period ending on the Determination Date; and

(ii)	Any other qualified plan of the Employer that enables a plan described in (i) to meet the requirements of Code Section 401(a)(4) or Code Section 410.
The Required Aggregation Group includes any plan of the Employer that was maintained within the last five years ending on the Determination Date on which a top heaviness determination is being made if such plan would otherwise be part of the Required Aggregation Group for the Plan Year but for the fact it has been terminated.

E.
“Permissive Aggregation Group” is the Required Aggregation Group plus any other qualified plans maintained by the Employer, but only if such group would satisfy in the aggregate the requirements of Code Section 401(a)(4) and Code Section 410. The Committee shall determine which plans to take into account in determining the Permissive Aggregation Group.

F.
“Employer” shall mean all the members of a controlled group of corporations (as defined in Code Section 414(b)), of a commonly controlled group of trades or businesses (whether or not incorporated) (as defined in Code Section 414(c)), or an affiliated service group (as defined in Code Section 414(m)), of which the Employer is a part. However, ownership interests in more than one member of a related group shall not be aggregated to determine whether an individual is a Key Employee because of his ownership interest in the Employer.

G.	“Determination Date” for any Plan Year is the Accounting Date of the preceding Plan Year or, in the case of the first Plan Year of the Plan, the Accounting Date of that Plan Year.

ARTICLE XII.
MISCELLANEOUS
Section 12.01    EVIDENCE. Anyone required to give evidence under the terms of the Plan may do so by certificate, affidavit, document or other information that the person to act in reliance may consider pertinent, reliable and genuine, and to have been signed, made or presented by the proper party or parties. The Committee, the Plan Administrator, the Benefits Group and the Trustee shall be fully protected in acting and relying upon any evidence described under the immediately preceding sentence.
Section 12.02    NO RESPONSIBILITY FOR EMPLOYER ACTION. Neither the Trustee nor the Committee nor the Plan Administrator shall have any obligation or responsibility with respect to any action required by the Plan to be taken by the Employer, any Participant or eligible Employee, nor for the failure of any of the above persons to act or make any payment or contribution, or otherwise to provide any benefit contemplated under this Plan, nor shall the Trustee or the Committee or the Plan Administrator be required to collect any contribution required under the Plan, or determine the correctness of the amount of any Employer contribution. Neither the Trustee nor the Committee nor the Plan Administrator need inquire into or be responsible for any action or failure to act on the part of the others. Any action required of a corporate Employer shall be by its Board or its designee.
Section 12.03    FIDUCIARIES NOT INSURERS. The Trustee, the Committee, the Company, the Plan Administrator, the Benefits Group, and the Employer in no way guarantee the Trust Fund from loss or depreciation. The Employer does not guarantee the payment of any money that may be or becomes due to any person from the Trust Fund. The liability of the Committee, Plan Administrator and the Trustee to make any payment from the Trust Fund at any time and all times is limited to the then available assets of the Trust.
Section 12.04    WAIVER OF NOTICE. Any person entitled to notice under the Plan may waive the notice, unless the Code or Treasury Regulations require the notice, or ERISA specifically or impliedly prohibits such a waiver.
Section 12.05    SUCCESSORS. The Plan shall be binding upon all persons entitled to benefits under the Plan, their respective heirs and legal representatives, upon the Employer, its successors and assigns, and upon the Trustee, the Committee, the Plan Administrator and their successors.
Section 12.06    WORD USAGE. Words used in the masculine shall apply to the feminine where applicable, and wherever the context of the Plan dictates, the plural shall be read as singular and the singular as the plural.
Section 12.07    HEADINGS. The headings are for reference only. In the event of a conflict between a heading and the content of a section, the content of the section shall control.
Section 12.08    STATE LAW. Pennsylvania law shall determine all questions arising with respect to the provisions of this agreement except to the extent a federal statute supersedes Pennsylvania law.
Section 12.09    EMPLOYMENT NOT GUARANTEED. Nothing contained in this Plan, and nothing with respect to the establishment of the Trust, any modification or amendment to the Plan or the Trust, the creation of any Account, or the payment of any benefit, shall give any Employee, Employee-Participant or Beneficiary any right to continue employment, or any legal or equitable right against the Employer, or an Employee of the Employer, the Trustee or its agents or employees, or the Plan Administrator. Nothing in the Plan shall be deemed or construed to impair or affect in any manner the right of the Employer, in its discretion, to hire Employees and, with or without cause, to discharge or terminate the service of Employees.
Section 12.10    RIGHT TO TRUST ASSETS. No Employee or Beneficiary shall have any right to, or interest in, any assets of the Trust Fund, upon his Severance from Employment or otherwise, except as provided from time to time under this Plan, and then only to the extent of the benefits payable under the Plan to such Employee or Beneficiary out of the assets of the Trust Fund. All payments of benefits as provided for in this Plan shall be made solely out of the assets of the Trust Fund and none of the Fiduciaries shall be liable therefore in any manner.
Section 12.11    UNCLAIMED BENEFIT CHECKS. If a check in payment of a benefit payable under this Plan has been made by regular United States mail to the last address of the payee furnished to the Trustee and the check is returned unclaimed, payment to such payee shall be discontinued and shall be held in his respective accounts until the payee's correct address shall become known to the Trustee. Any such amounts shall be credited with fund earnings in accordance with Section 10.14 of the Plan. In the event the payee cannot be located after reasonable and diligent efforts of the Administrator, the amounts shall be forfeited, subject to the provisions of Section 5.14 of the Plan.

ARTICLE XIII.
EXCLUSIVE BENEFIT, AMENDMENT, TERMINATION
Section 13.01    EXCLUSIVE BENEFIT. Except as provided under Article III, the Employer shall have no beneficial interest in any asset of the Trust and no part of any asset in the Trust shall ever revert to or be repaid to the Employer, either directly or indirectly; nor prior to the satisfaction of all liabilities with respect to the Participants and their Beneficiaries under the Plan, shall any part of the corpus or income of the Trust Fund, or any asset of the Trust, be (at any time) used for, or diverted to, purposes other than the exclusive benefit of the Participants or their Beneficiaries.
Section 13.02    AMENDMENT. The Company shall have the right at any time and from time to time:

R.
To amend this Plan in any manner it deems necessary or advisable in order to qualify (or maintain qualification of) this Plan and the Trust created under it under the appropriate provisions of the Code; and

S.	To amend this Plan in any other manner.
In addition, the Committee and Financial Benefit Plans Committee shall have the right to amend this Plan in accordance with its charter and bylaws.
However, no amendment shall authorize or permit any part of the Trust Fund (other than the part required to pay taxes and administration expenses) to be used for or diverted to purposes other than for the exclusive benefit of the Participants or their Beneficiaries or estates. No amendment shall cause or permit any portion of the Trust Fund to revert to or become a property of the Employer; and the Company shall not make any amendment that affects the rights, duties or responsibilities of the Plan Administrator or Committee without the written consent of the affected Plan Administrator or the affected member of the Committee. Furthermore, no amendment shall decrease a Participant’s Account balance or accrued benefit or reduce or eliminate any benefits protected under Code Section 411(d)(6) with respect to a Participant with an Account balance or accrued benefit at the date of the amendment, except to the extent permitted under Code Section 412(c)(8).
All amendments to the Plan shall be in writing. No oral representation shall act to amend the Plan in any manner or at any time. Amendments shall be considered properly authorized by the Company if approved or ratified by the Board, any committee of the Board, by an authorized Committee of the Plan, by an authorized officer of the Plan Administrator, or by an authorized officer of the Benefits Group unless the subject of the amendment has been reserved to the Board or another authorized party. Each amendment shall state the date to which it is either retroactively or prospectively effective, and may be executed by any authorized officer of the Company.
Section 13.03    AMENDMENT TO VESTING PROVISIONS. Although the Company and Committee reserve the right to amend the vesting provisions at any time, an amended vesting schedule shall not be applied to reduce the Nonforfeitable percentage of any Participant’s Account derived from Employer contributions (determined as of the later of the date the amendment is adopted, or the date the amendment becomes effective) to a percentage less than the Nonforfeitable percentage computed under the Plan without regard to the amendment. An amended vesting schedule will apply to a Participant only if the Participant receives credit for at least one Hour of Service after the new schedule becomes effective.
If a permissible amendment is made to the vesting provisions, each Participant having at least three Years of Service for vesting purposes with the Employer may elect to have the percentage of his Nonforfeitable Account balance computed under the Plan without regard to the amendment. The Participant must file his election with the Plan Administrator within 60 days of the latest of (A) the Company's adoption of the amendment; (B) the effective date of the amendment; or (C) his receipt of a copy of the amendment. The Plan Administrator, as soon as practicable, shall forward a true copy of any amendment to the vesting schedule to each affected Participant, together with an explanation of the effect of the amendment, the appropriate form upon which the Participant may make an election to remain under the vesting schedule provided under the Plan prior to the amendment and notice of the time within which the Participant must make an election to remain under the prior vesting schedule. The election described in this Section 13.03 does not apply to a Participant if the amended vesting schedule provides for vesting that is at least as rapid at all times as the vesting schedule in effect prior to the amendment. For purposes of this Section 13.03, an amendment to the vesting schedule includes any amendment that directly or indirectly affects the computation of the Nonforfeitable percentage of an Employee’s rights to his Employer-derived Account.
Section 13.04    DISCONTINUANCE. The Company, through action of the Board, shall have the right, at any time, to suspend or discontinue its contributions under the Plan, and to terminate, at any time, this Plan and the Trust. The Plan shall terminate upon the first to occur of the following:

A.	The date terminated by action of the Company;

B.	The date the Company shall be judicially declared bankrupt or insolvent; and

C.
The dissolution, merger, consolidation or reorganization of the Company or the sale by the Company of all or substantially all of its assets, unless the successor or purchaser makes provision to continue the Plan, in which event the successor or purchaser shall substitute itself as the Company under this Plan.

If the Plan is terminated, no Employees of the Employer shall thereafter be admitted to the Plan as new Participants, and the Employer shall make no further contributions to the Trust Fund , except as may be necessary to satisfy the outstanding ESOP Loans. In connection with the termination, partial termination or discontinuance of the Plan, the Committee may direct the Trustee to sell some or all of the ESOP Stock held in the Unallocated Stock Account and to apply the proceeds of such sale or sales to reduce the ESOP Loans.
The Plan may also be terminated by the Committee (with the approval of the Board of Directors if the amendment relates to or otherwise impacts the compensation of Section 16 Officers, as defined in Rule 16a-1 issued under the Securities Exchange Act of 1934).
In addition to the above, while each Participating Employer intends to continue the Plan indefinitely, each reserves the right to terminate or partially terminate the Plan at any time as to its Employees and former Employees. If the Plan is terminated or partially terminated by a Participating Employer, no Employees of the Participating Employer shall thereafter be admitted to the Plan as new Participants and the Participating Employer shall make no further contributions to the Trust Fund, except as may be necessary to satisfy the outstanding ESOP Loans.
Section 13.05    FULL VESTING ON TERMINATION. Notwithstanding any other provision of this Plan to the contrary, upon either full or partial termination of the Plan, or, if applicable, upon the date of complete discontinuance of contributions to the Plan, an affected Participant’s right to his Account shall be 100% Nonforfeitable.
Section 13.06    MERGER, DIRECT TRANSFER AND ELECTIVE TRANSFER. The Trustee shall not consent to, or be a party to, any merger or consolidation with another plan, or to a transfer of assets or liabilities to another plan, unless immediately after the merger, consolidation or transfer, the surviving plan provides each Participant a benefit equal to or greater than the benefit each Participant would have received had the Plan terminated immediately before the merger or consolidation or transfer. The Trustee possesses the specific authority to enter into merger agreements or direct transfer of assets agreements with the trustees of other retirement plans described in Code Section 401(a) and to accept the direct transfer of plan assets, or to transfer plan assets, as a party to any such agreement, only upon the consent or direction of the Committee.
If permitted by the Benefits Group or Plan Administrator in its discretion, the Trustee may accept a direct transfer of plan assets on behalf of an Employee prior to the date the Employee satisfies the Plan’s eligibility condition(s). If the Trustee accepts such a direct transfer of plan assets, the Employee shall be treated as a Participant for all purposes of the Plan except that the Employee shall not share in Employer contributions or Participant forfeitures under the Plan until he actually becomes a Participant in the Plan. The Trustee shall hold, administer and distribute the transferred assets as a part of the Trust Fund, and the Trustee shall maintain a separate Transfer Account for the benefit of the Employee on whose behalf the Trustee accepted the transfer in order to reflect the value of the transferred assets.
The Trustee may not consent to, or be a party to, a merger, consolidation or transfer of assets with a defined benefit plan, except with respect to an elective transfer, unless the Committee consents and so directs, and the transfer is consistent with the Code and with ERISA. The Trustee will hold, administer and distribute the transferred assets as a part of the Trust Fund, and the Trustee shall maintain a separate Transfer Account for the benefit of the Employee on whose behalf the Trustee accepted the transfer in order to reflect the value of the transferred assets. Unless a transfer of assets to this Plan is an elective transfer, the Plan will preserve all Code Section 411(d)(6) protected benefits with respect to those transferred assets, in the manner described in Section 13.02.
A transfer is an elective transfer if: (A) the transfer satisfies the first paragraph of this Section 13.06; (B) the transfer is voluntary, under a fully informed election by the Participant; (C) the Participant has an alternative that retains his Code Section 411(d)(6) protected benefits (including an option to leave his benefit in the transferor plan, if that plan is not terminating); (D) the transfer satisfies the applicable spousal consent requirements of the Code; (E) the transferor plan satisfies the joint and survivor notice requirements of the Code, if the Participant's transferred benefit is subject to those requirements; (F) the Participant has a right to immediate distribution from the transferor plan, in lieu of the elective transfer; (G) the transferred benefit is at least the greater of the single sum distribution provided by the transferor plan for which the Participant is eligible or the present value of the Participant's accrued benefit under the transferor plan payable at that plan's normal retirement age; (H) the Participant has a 100% Nonforfeitable interest in the transferred benefit; and (I) the transfer otherwise satisfies applicable Treasury Regulations. An elective transfer may occur between qualified plans of any type.
If the Plan receives a direct transfer (by merger or otherwise) of elective contributions (or amounts treated as elective contributions) under a plan with a Code Section 401(k) arrangement, the distribution restrictions of Code Sections 401(k)(2) and (10) continue to apply to those transferred elective contributions.
Section 13.07    LIQUIDATION OF THE TRUST FUND. Upon complete or partial termination of the Plan, or upon complete discontinuance of contributions to the Plan, the Accounts of all Participants affected thereby shall become fully vested and nonforfeitable, and the Committee shall distribute the assets remaining in the Trust Fund, after payment of any expenses properly chargeable thereto, to Participants, Former Participants and Beneficiaries in proportion to their respective Account balances; provided, however, that no Participating Employer maintains a successor plan. All distributions on the plan termination will be made in accordance with Article V.
Section 13.08    TERMINATION. Upon termination of the Plan, the distribution provisions of Article V and Article VI shall remain operative, except that:

I.
If the present value of the Participant's Nonforfeitable Account does not exceed $1,000, the Plan Administrator will direct the Trustee to distribute to the Participant (or Beneficiary, if applicable) the Participant’s Nonforfeitable Account in a lump sum as soon as administratively practicable after the Plan terminates; and

J.
If the present value of the Participant's Nonforfeitable Account is greater than $1,000 but does not exceed $5,000, and the Participant (or Beneficiary, if applicable) does not affirmatively elect to have such Nonforfeitable Account balance paid directly to him or to an Eligible Retirement Plan, his benefit shall be paid directly to an IRA established for the Participant (or Beneficiary, if applicable) pursuant to a written agreement between the Committee and the IRA provider that meets the requirements of Section 401(a)(31) of the Code and the Treasury Regulations thereunder pursuant to the provisions in Section 5.03 as soon as administratively practicable after the Plan terminates.

C.
If the value of the Participant’s Nonforfeitable Account balance is more than $5,000, the Participant (or Beneficiary, if applicable) may, in addition to the distribution events permitted under the Plan, elect to have the Trustee commence distribution of his Nonforfeitable Account (in accordance with Articles V and VI) as soon as administratively practicable after the Plan terminates.

The Trust shall continue until the Trustee, after written direction from the Committee, has distributed all of the benefits under the Plan. To liquidate the Trust, the Committee will, to the extent required, purchase an immediate or deferred annuity contract for each Participant that protects the Participant’s distribution rights under the Plan, if the Participant’s Nonforfeitable Account exceeds $5,000, and the Participant does not elect an immediate distribution. Upon termination of the Plan, the amount, if any, in a suspense account under Appendix F shall revert to the Employer, subject to the conditions of the Treasury Regulations permitting such a reversion.

This Plan has been executed on December 22, 2014.

TELEFLEX INCORPORATED

By: /s/ Douglas R. Car
Title: Director of Benefits

TELEFLEX 401(k) SAVINGS PLAN
APPENDIX A

DISTRIBUTION OF AMOUNTS ATTRIBUTABLE TO TRANSFER FROM
THE INMED CORPORATION EMPLOYEE SAVINGS/RETIREMENT INCOME PLAN
Notwithstanding anything in the Plan to the contrary, distributions from a Participant’s Rollover Contribution Account attributable to amounts transferred to the Plan pursuant to Section 3.14 of the Plan from the Inmed Corporation Employee Savings/Retirement Income Plan (the “Inmed Plan”), shall be subject to the distribution rules of this Appendix A to the extent the distribution rules of this Appendix A are inconsistent with the distribution rules of the Plan.
ARTICLE A.DEFINITIONS.
Except as provided below, all terms used herein shall have the same meaning as set forth in the Plan unless a different meaning is plainly required by the context. For purposes of this Appendix A the following words and phrases have the following meanings unless a different meaning is plainly required by the context.
A.1    “Annuity Starting Date” means the first day of the first period for which an amount is paid as an annuity or any other form.
A.2    “Earliest Retirement Age” means the earliest date on which, under the Plan, the Participant could elect to receive his Transferred Amount.
A.3    “Election Period” means the period which begins on the first day of the Plan Year in which the Participant reaches age 35 and ends on the date of the Participant's death. If a Participant has a Severance from Employment prior to the first day of the Plan Year in which age 35 is reached, with respect to the Transferred Amount as of the date of severance, the Election Period shall begin on the date of severance.
A.4    “Late Retirement Date” means the first day of the month coincident with or next following the date a Participant has a Severance from Employment with the Employer and all Related Employers after his Normal Retirement Age, for any reason other than death.
A.5    “Normal Retirement Age” means the date the Participant reaches age 65.
A.6    “Normal Retirement Date” means the later of first day of the month coincident with or next following the date the Participant attains his Normal Retirement Age or the first anniversary of his commencement of participation in the Plan.
A.7    “Qualified Election” means a waiver of a Qualified Joint and Survivor Annuity or a Qualified Preretirement Survivor Annuity. A Qualified Election must be consented to by the Participant’s Spouse in writing, such election designates a Beneficiary (or form of benefit) that may not be changed without Spousal consent or the Spouse’s consent acknowledges the Spouse’s right to limit consent to a specific Beneficiary (or form of benefit), and expressly and voluntarily permits designations by the Participant without any requirement of further consent by the Spouse and the Spouse’s consent to a waiver acknowledges the effect of such election and is witnessed by a notary public or a member of the Benefits Group. Notwithstanding this consent requirement, if the Participant establishes to the satisfaction of the Benefits Group that such written consent cannot be obtained because there is no Spouse or the Spouse cannot be located, a waiver will be deemed a Qualified Election. Any consent necessary under this provision will be valid only with respect to the Spouse who signs the consent, or in the event of a deemed Qualified Election, the designated Spouse. Additionally, a revocation of a prior waiver may be made by a Participant without the consent of the Spouse at any time before the commencement of benefits. The number of revocations shall not be limited.
A.8    “Qualified Joint and Survivor Annuity” means an annuity contract for the life of the Participant with a survivor annuity contract for the life of the Spouse that is equal to 50 percent and not more than 100 percent of the amount of the annuity contract that is payable during the joint lives of the Participant and the Spouse and that is the amount of benefit that can be purchased with the Participant’s Transferred Amount.
A.9    “Qualified Preretirement Survivor Annuity” means a monthly annuity for the life of the Participant’s Spouse that can be purchased with the full fair market value of the Participant’s Transferred Amount.
A.10    “Transferred Amount” means the amount maintained in a Participant’s Rollover Contribution Account attributable to a transfer from the Inmed Plan.
ARTICLE B.    DISTRIBUTION OF BENEFITS.
B.1    Normal Retirement. If a Participant experiences a Severance from Employment with the Employer on his Normal Retirement Date he shall receive a distribution of the entire value of his Transferred Amount determined in accordance with Article V of the Plan.
B.2    Late Retirement. A Participant may continue in the service of the Employer after his Normal Retirement Age, and in such event he shall retire on his Late Retirement Date. The Participant shall receive a distribution of the entire value of his Transferred Amount determined in accordance with Article V of the Plan.
B.3    Disability Retirement. A Participant who experiences a Severance from Employment with the Employer on account of Total and Permanent Disability shall receive a distribution of the entire value of his Transferred Amount determined in accordance with Article V of the Plan.
B.4    Termination of Employment. Upon a Participant’s Severance from Employment for any reason other than retirement, death or Total and Permanent Disability, he shall be entitled to a distribution of his entire Transferred Amount determined in accordance with Article V of the Plan.
B.5    Death Benefits. If a Participant dies before distribution of his entire Transferred Amount, his Beneficiary shall be entitled to the balance of his Transferred Amount determined in accordance with Article V of the Plan.
ARTICLE C.    PRERETIREMENT DEATH BENEFITS.
Effective as of April 11, 2005, (i) the provisions of this Article C shall no longer apply and (ii) the Beneficiary of a Participant who has a Transferred Amount on the date of his death shall be entitled to receive the entire Transferred Amount in accordance with Section 5.11 of the Plan.
C.1    Eligibility for Spouse’s Preretirement Death Benefit. If a married Participant who has a Transferred Amount dies before his Annuity Starting Date, his Spouse shall receive a Qualified Preretirement Survivor Annuity, unless pursuant to a Qualified Election, the Participant waived the Spouse’s Qualified Preretirement Survivor Annuity and the Spouse consented to such waiver.
C.2    Payment of Spouse’s Preretirement Death Benefit. If the Participant dies after reaching his Earliest Retirement Age, the Spouse’s Qualified Preretirement Survivor Annuity shall be payable for the Spouse’s life, beginning on the first day of the month following the date of the Participant’s death; provided, however, that if the Participant dies before reaching his Normal Retirement Date, the Spouse may elect to defer the payment of benefits until the first day of the month following the date on which the Participant would have reached his Normal Retirement Date. If the Participant dies before reaching his Earliest Retirement Age, the Spouse’s Qualified Preretirement Survivor Annuity shall be payable for the Spouse’s life beginning on the first day of the month following the date the Participant would have attained his Earliest Retirement Age, or such later date as the Spouse may elect, but no later than the first day of the month following the date on which the Participant would have reached his Normal Retirement Date. However, upon written notice to the Plan Administrator, the Spouse may elect to have the Qualified Preretirement Survivor Annuity begin within a reasonable period after the Participant’s death, or to have the Participant’s Transferred Amount paid in a lump sum as soon as administratively feasible after the Valuation Date next following the Participant’s death.
C.3    Notice Requirements. The Plan Administrator shall provide each Participant within the “applicable period” for each Participant a written explanation of:
C.3.1    The terms and conditions of a Qualified Preretirement Survivor Annuity;
C.3.2    The Participant’s rights to make and the effect of an election to waive the Qualified Preretirement Survivor Annuity;
C.3.3    The rights of the Participant’s Spouse; and
C.3.4    The right to make, and the effect of, a revocation of a previous election to waive the Qualified Preretirement Survivor Annuity.
The “applicable period” for a Participant is whichever of the following ends last: (1) the period beginning with the first day of the Plan Year in which the Participant attains age 32 and ending with the close of the Plan Year preceding the Plan Year in which the Participant attains age 35; (2) if the Participant terminates employment before reaching age 35, the one year period beginning on the date the Participant terminates employment; or (3) if an Employee becomes a Participant after age 35, the one year period beginning on the date the Employee becomes a Participant.
C.4    Waiver of Qualified Preretirement Survivor Annuity. A Participant who during the Election Period has made a Qualified Election to waive the Qualified Preretirement Survivor Annuity may direct that, if the Participant dies before his Annuity Starting Date, his Transferred Amount will be paid:
C.4.1    To his Spouse, in a lump sum; or
C.4.2    To a designated Beneficiary other than his Spouse in a lump sum.
C.5    Preretirement Death Benefits - Unmarried Participants. If an unmarried Participant dies before his Annuity Starting Date, his Beneficiary shall be entitled to receive his entire Transferred Amount. Such amount shall be paid in a lump sum as soon as administratively feasible after the Valuation Date next following the Participant’s death.
ARTICLE D.    PAYMENT AND FORM OF BENEFITS.
Except as provided in this Article D, a Participant’s Transferred Amount shall be distributed in accordance with Article V of the Plan. Notwithstanding the foregoing, effective April 11, 2005, (i) the provisions of this Article D shall no longer apply and (ii) a Participant’s Transferred Amount shall be payable only in a lump in accordance with Article V of the Plan.
D.1    Normal Form of Benefit. Subject to Section 5.03 of the Plan, unless an optional form of benefit has been selected pursuant to a Qualified Election within the 180-day period ending on the Participant’s Annuity Starting Date, a married Participant’s Transferred Amount will be paid in the form of a Qualified Joint and Survivor Annuity and an unmarried Participant’s Transferred Amount will be paid in the form of a life annuity.
D.2    Election of Benefits - Notice and Election Procedures. Within 180 days before a Participant’s anticipated Annuity Starting Date, the Plan Administrator shall supply the Participant with a written explanation describing the terms and conditions of the normal form of benefit payable to him under Section D.1, and the effect of the other forms of benefit available to him under the Plan. The explanation shall also describe the Participant’s right to waive the normal form of benefit and the effect of such waiver, the rights of the Participant’s Spouse, the right to revoke a previous waiver of the normal form of benefit and the effect of such a revocation. Finally, the explanation shall advise the Participant that his benefit shall be paid in such normal form, unless pursuant to a Qualified Election within the 180-day period before his Annuity Starting Date, he notifies the Plan Administrator in writing of an election to receive a different form of benefit.
D.3    Extension of Election Period. If by not later than the day before his Annuity Starting Date, the Participant requests the Plan Administrator to furnish him with additional information relating to the effect of the normal form of benefit payable to him under Section D.1, the election period under Section D.2 shall be extended and his Annuity Starting Date shall be postponed to a date not later than 180 days following the date the Plan Administrator furnishes him with the additional information.
D.4    Change of Election. Any Participant electing an optional form of benefit under Section D.5 may revoke such election and file a new election with the Plan Administrator at any time prior to the Participant’s Annuity Starting Date. Upon the Participant’s Annuity Starting Date, his election shall become irrevocable.
D.5    Optional Form of Benefit Payment. Subject to the Spousal consent requirements (if applicable) and in lieu of the normal form of benefit payment provided for in Section D.1, a Participant may elect to have his Transferred Amount paid in a lump sum.
ARTICLE E.    REQUIRED DISTRIBUTIONS.
Distributions under this Appendix A shall be made in accordance with Section 401(a)(9) of the Code and the Treasury Regulations thereunder, as generally described in this Article E. The provisions of this Article E shall override any distribution option otherwise provided in this Appendix A that is inconsistent with Section 401(a)(9) of the Code. Notwithstanding the foregoing, the provisions of this Article E shall not alter the forms of benefit provided under this Appendix A to the extent that these benefit forms satisfy the requirements of Section 401(a)(9) of the Code and the Treasury Regulations thereunder.

TELEFLEX 401(K) SAVINGS PLAN
APPENDIX B

DISTRIBUTION OF AMOUNTS ATTRIBUTABLE TO TRANSFER FROM THE
MATTATUCK MANUFACTURING CO. & UAW LOCAL #1251
MONEY PURCHASE PLAN
Notwithstanding anything in the Plan to the contrary, distributions from a Participant’s Rollover Contribution Account attributable to amounts transferred to the Plan pursuant to Section 3.14 of the Plan from the Mattatuck Manufacturing Co. & UAW Local #1251 Money Purchase Plan (the “Mattatuck Plan”), shall be subject to the distribution rules of this Appendix B to the extent the distribution rules of this Appendix B are inconsistent with the distribution rules of the Plan.
ARTICLE A.    DEFINITIONS.
Except as provided below, all terms used herein shall have the same meaning as set forth in the Plan unless a different meaning is plainly required by the context. For purposes of this Appendix B the following words and phrases have the following meanings unless a different meaning is plainly required by the context.
A.1    “Annuity Starting Date” means the first day of the first period for which an amount is paid as an annuity or any other form.
A.2    “Earliest Retirement Age” means the earliest date on which, under the Plan, the Participant could elect to receive his Transferred Amount.
A.3    “Election Period” means the period that begins on the first day of the Plan Year in which the Participant reaches age 35 and ends on the date of the Participant’s death. If a Participant has a Severance from Employment prior to the first day of the Plan Year in which age 35 is reached, with respect to the Transferred Amount as of the date of severance, the Election Period shall begin on the date of severance.
A.4    “Late Retirement Date” means the first day of the month coincident with or next following the date a Participant has a Severance from Employment with the Employer after his Normal Retirement Date, for any reason other than death.
A.5    “Normal Retirement Age” means the date the Participant reaches age 55.
A.6    “Normal Retirement Date” means the later of first day of the month coincident with or next following the date the Participant attains his Normal Retirement Age or the first anniversary of his commencement of participation in the Plan.
A.7    “Qualified Election” means a waiver of a Qualified Joint and Survivor Annuity or a Qualified Preretirement Survivor Annuity. A Qualified Election must be consented to by the Participant’s Spouse in writing, such election designates a Beneficiary (or form of benefit) that may not be changed without Spousal consent or the Spouse’s consent acknowledges the Spouse’s right to limit consent to a specific Beneficiary (or form of benefit), and expressly and voluntarily permits designations by the Participant without any requirement of further consent by the Spouse and the Spouse’s consent to a waiver acknowledges the effect of such election and is witnessed by a notary public or a members of the Benefits Group. Notwithstanding this consent requirement, if the Participant establishes to the satisfaction of the Benefits Group that such written consent cannot be obtained because there is no Spouse or the Spouse cannot be located, a waiver will be deemed a Qualified Election. Any consent necessary under this provision will be valid only with respect to the Spouse who signs the consent, or in the event of a deemed Qualified Election, the designated Spouse. Additionally, a revocation of a prior waiver may be made by a Participant without the consent of the Spouse at any time before the commencement of benefits. The number of revocations shall not be limited.
A.8    “Qualified Joint and Survivor Annuity” means an annuity contract for the life of the Participant with a survivor annuity contract for the life of the Spouse that is equal to 50 percent of the amount of the annuity contract that is payable during the joint lives of the Participant and the Spouse and that is the amount of benefit that can be purchased with the Participant’s Transferred Amount.
A.9    “Qualified Preretirement Survivor Annuity” means a monthly annuity for the life of the Participant’s Spouse that can be purchased with the full fair market value of the Participant’s Transferred Amount.
A.10    “Transferred Amount” means the amount maintained in a Participant’s Rollover Contribution Account attributable to a transfer from the Mattatuck Plan.
ARTICLE B.    DISTRIBUTION OF BENEFITS.
B.1    Normal Retirement. If a Participant experiences a Severance from Employment with the Employer on his Normal Retirement Date he shall receive a distribution of the entire value of his Transferred Amount determined in accordance with Article V of the Plan.
B.2    Late Retirement. A Participant may continue in the service of the Employer after his Normal Retirement Age, and in such event he shall retire on his Late Retirement Date. The Participant shall receive a distribution of the entire value of his Transferred Amount determined in accordance with Article V of the Plan.
B.3    Disability Retirement. A Participant who experiences a Severance from Employment with the Employer on account of Total and Permanent Disability shall receive a distribution of the entire value of his Transferred Amount determined in accordance with Article V of the Plan.
B.4    Termination of Employment. Upon a Participant’s Severance from Employment for any reason other than retirement, death or Total and Permanent Disability, he shall be entitled to a distribution of his entire Transferred Amount determined in accordance with Article V of the Plan.
B.5    Death Benefits. If a Participant dies before distribution of his entire Transferred Amount, his Beneficiary shall be entitled to the balance of his Transferred Amount determined in accordance with Article V of the Plan.
ARTICLE C.    PRERETIREMENT DEATH BENEFITS.
C.1    Eligibility for Spouse’s Preretirement Death Benefit. If a married Participant who has a Transferred Amount dies before his Annuity Starting Date, his Spouse shall receive a Qualified Preretirement Survivor Annuity, unless pursuant to a Qualified Election, the Participant waived the Spouse’s Qualified Preretirement Survivor Annuity and the Spouse consented to such waiver.
C.2    Payment of Spouse’s Preretirement Death Benefit. If the Participant dies after reaching his Earliest Retirement Age, the Spouse’s Qualified Preretirement Survivor Annuity shall be payable for the Spouse’s life, beginning on the first day of the month following the date of the Participant’s death; provided, however, that if the Participant dies before reaching his Normal Retirement Age, the Spouse may elect to defer the payment of benefits until the first day of the month following the date on which the Participant would have reached his Normal Retirement Age. If the Participant dies before reaching his Earliest Retirement Age, the Spouse’s Qualified Preretirement Survivor Annuity shall be payable for the Spouse’s life beginning on the first day of the month following the date the Participant would have attained his Earliest Retirement Age, or such later date as the Spouse may elect, but no later than the first day of the month following the date on which the Participant would have reached his Normal Retirement Age. However, upon written notice to the Plan Administrator, the Spouse may elect to have the Qualified Preretirement Survivor Annuity begin within a reasonable period after the Participant’s death, or to have the Participant’s Transferred Amount paid in a lump sum as soon as administratively feasible after the Valuation Date next following the Participant’s death.
C.3    Notice Requirements. The Plan Administrator shall provide each Participant within the “applicable period” for each Participant a written explanation of:
C.3.1    The terms and conditions of a Qualified Preretirement Survivor Annuity;
C.3.2    The Participant’s rights to make and the effect of an election to waive the Qualified Preretirement Survivor Annuity;
C.3.3    The rights of the Participant’s Spouse; and
C.3.4    The right to make, and the effect of, a revocation of a previous election to waive the Qualified Preretirement Survivor Annuity.
The “applicable period” for a Participant is whichever of the following ends last: (1) the period beginning with the first day of the Plan Year in which the Participant attains age 32 and ending with the close of the Plan Year preceding the Plan Year in which the Participant attains age 35; (2) if the Participant terminates employment before reaching age 35, the one year period beginning on the date the Participant terminates employment; or (3) if an Employee becomes a Participant after age 35, the one year period beginning on the date the Employee becomes a Participant.
C.4    Waiver of Qualified Preretirement Survivor Annuity. A Participant who during the Election Period has made a Qualified Election to waive the Qualified Preretirement Survivor Annuity may direct that, if the Participant dies before his Annuity Starting Date, his Transferred Amount will be paid:
C.4.1    To his Spouse, in one of the optional forms described in Section D.5 as elected by the Participant as soon as administratively practicable following the date of the Participant’s death, or at such later time elected by the surviving Spouse, but no later than December 31 of the year in which the Participant would have reached age 70½ had he lived; or
C.4.2    To a designated Beneficiary other than his Spouse in one of the optional forms described in Section D.5 as elected by the Participant by December 31 of the year following the year of the Participant’s death.
Any election made under this Section C.4 shall comply with the requirements of Article E.
C.5    Preretirement Death Benefits - Unmarried Participants. If an unmarried Participant dies before his Annuity Starting Date, his Beneficiary shall be entitled to receive his entire Transferred Amount. Such amount shall be paid in a lump sum as soon as administratively feasible after the Valuation Date next following the Participant’s death.
ARTICLE D.    PAYMENT AND FORM OF BENEFITS.
Except as provided below, a Participant’s Transferred Amount shall be distributed in accordance with Article VIII of the Plan.
D.1    Normal Form of Benefit. Subject to Section 5.03 of the Plan, unless an optional form of benefit has been selected pursuant to a Qualified Election within the 180-day period ending on the Participant’s Annuity Starting Date, a married Participant’s Transferred Amount will be paid in the form of a Qualified Joint and Survivor Annuity and an unmarried Participant’s Transferred Amount will be paid in the form of a life annuity.
D.2    Election of Benefits - Notice and Election Procedures. Within 180 days before but not later than 30 days (or seven (7) days, if the 30-day period is waived by the Participant and the Participant’s Spouse, if applicable) before the Participant’s Annuity Starting Date, the Plan Administrator shall supply the Participant with a written explanation describing the terms and conditions of the normal form of benefit payable to him under Section D.1., the optional forms of benefit available under the Plan, including the material features and relative values of those options, the Participant’s right to make, and the effect of, an election to waive the normal form of benefit, the rights of the Participant’s Spouse, if applicable, regarding the waiver election, the Participant’s right to make, and the effect of, a revocation of a waiver election, the Participant’s right to defer distribution until he attains the later of Normal Retirement Age or age 62, and a description of how much larger benefits will be if the commencement of distribution is deferred, in a manner that would satisfy the notice requirements of Code Section 417(a)(3) and Treasury Regulations Section 1.417(a)(3)-1,
D.3    Extension of Election Period. If by not later than the day before his Annuity Starting Date, the Participant requests the Plan Administrator to furnish him with additional information relating to the effect of the normal form of benefit payable to him under Section D.1, the election period under Section D.2 shall be extended and his Annuity Starting Date shall be postponed to a date not later than 180 days following the date the Plan Administrator furnishes him with the additional information.
D.4    Change of Election. Any Participant electing an optional form of benefit under Section D.5 may revoke such election and file a new election with the Plan Administrator at any time prior to the Participant’s Annuity Starting Date. Upon the Participant's Annuity Starting Date, his election shall become irrevocable.
D.5    Optional Form of Benefit Payment. Subject to the Spousal consent requirements (if applicable) and in lieu of the normal form of benefit payment provided for in Section D.1, a Participant may elect one of the following forms of benefit payment:
D.5.1    A cash lump sum distribution;
D.5.2    Periodic equal installments over a period certain;
D.5.3    Distribution of a non-transferable fixed or variable annuity; or
D.5.4    Any combination of the above.
ARTICLE E.    REQUIRED DISTRIBUTIONS.
Distributions under this Appendix B shall be made in accordance with Section 401(a)(9) of the Code and the Treasury Regulations thereunder, as generally described in this Article E. The provisions of this Article E shall override any distribution option otherwise provided in this Appendix B that is inconsistent with Section 401(a)(9) of the Code. Notwithstanding the foregoing, the provisions of this Article E shall not alter the forms of benefit provided under this Appendix B to the extent that these benefit forms satisfy the requirements of Section 401(a)(9) of the Code and the Treasury Regulations thereunder.

TELEFLEX 401(K) SAVINGS PLAN
APPENDIX C

INVESTMENT FUNDS
The Investment Funds available to Participants are:
Core Funds
Vanguard Retirement Savings Trust IV
Vanguard Total Bond Market Index Fund
Vanguard Wellington Fund
Vanguard 500 Index Fund
Vanguard Windsor Fund
Vanguard Morgan Growth Fund
Vanguard Strategic Equity Fund
Vanguard Extended Market Index Fund
Vanguard Total International Stock Index Fund
Royce Total Return Fund Service Class
Vanguard Explorer Fund
Vanguard International Growth Fund
PIMCO Total Return Fund Administrative Class
Teleflex Incorporated Common Stock (par value $1 per share) (referred to as the “Teleflex Stock Fund”)

Target Retirement Funds
Vanguard Target Retirement 2060 Fund
Vanguard Target Retirement 2055 Fund
Vanguard Target Retirement 2050 Fund
Vanguard Target Retirement 2045 Fund
Vanguard Target Retirement 2040 Fund
Vanguard Target Retirement 2035 Fund
Vanguard Target Retirement 2030 Fund
Vanguard Target Retirement 2025 Fund
Vanguard Target Retirement 2020 Fund
Vanguard Target Retirement 2015 Fund
Vanguard Target Retirement 2010 Fund
Vanguard Target Retirement Income Fund

and such other investment options as the Plan Administrator may from time to time make available.

As of January 1, 2014

TELEFLEX 401(K) SAVINGS PLAN
APPENDIX D

PARTICIPATING EMPLOYERS
(AS OF APRIL 1, 2014)
Teleflex Medical Incorporated
TFX Medical Wire Products, Inc. (TFX Medical Extrusion Products – Plymouth, MN)
Arrow International, Inc. – effective January 1, 2008

Arrow Interventional, Inc. – effective January 1, 2008

Arrow Med Tech LLC – effective January 1, 2008

VasoNova – effective March 1, 2011
Semprus BioSciences Corp. – effective August 1, 2012

Hotspur Technologies, Inc. – effective September 1, 2012

LMA North America, Inc. – effective December 1, 2012

Wolfe Tory Medical, Inc. – effective December 1, 2012

VidaCare Corporation – effective April 1, 2014

TELEFLEX 401(K) SAVINGS PLAN
APPENDIX E

SPECIAL RULES REGARDING PARTICIPANTS IN THE
ARROW INTERNATIONAL, INC. 401(K) PLAN
The portion of a Participant’s Plan Account that consists of Matching Contributions made under the Arrow Plan that are merged into the Plan shall continue to be subject to the following vesting schedule effective after March 31, 2008:

Years of Vesting Service	Percent Vested
Less than 1 year	0%
1 year	20%
2 Years	40%
3 years	60%
4 years	80%
5 or more years	100%

TELEFLEX 401(K) SAVINGS PLAN
APPENDIX F

LIMITATIONS ON CONTRIBUTIONS AND ALLOCATIONS
Section F.01.    LIMITATIONS APPLICABLE TO ELECTIVE DEFERRAL CONTRIBUTIONS.
A.    Definitions. For purposes of this Section F.01, the following definitions shall apply:
(i)    “Actual Deferral Percentage,” for each Plan Year, means the average of the ratios (calculated separately for each Eligible Employee in a specified group) of:

1.	The amount of Elective Deferral Contributions (including Excess Compensation Deferrals) actually paid over to the Trust Fund on behalf of each such Eligible Employee, to

2.	The Eligible Employee's Compensation for such Plan Year.
Notwithstanding the foregoing, for purposes of calculating the above-described ratio, the Plan shall exclude the following: (i) Elective Deferral Contributions that are taken into account in the Contribution Percentage test (provided the Actual Deferral Percentage test is satisfied both with and without exclusion of these Elective Deferral Contributions), (ii) Catch-Up Contributions, and (iii) Elective Deferral Contributions made pursuant to Code Section 414(u) by reason of Qualified Military Service. For purposes of computing Actual Deferral Percentages, an Eligible Employee who would be a Participant but for the failure to make Elective Deferral Contributions shall be treated as a Participant on whose behalf no Elective Deferral Contributions are made
(ii)    “Excess Compensation Deferrals,” with respect to any Plan Year, means the excess of:

1.	The aggregate amount of Employer contributions actually taken into account in computing the Actual Deferral Percentage of Highly Compensated Employees for such Plan Year, over

2.
The maximum amount of such contributions permitted by the Actual Deferral Percentage test (determined by reducing contributions made on behalf of Highly Compensated Employees in order of their Actual Deferral Percentages, beginning with the highest of such percentages).

B.    Actual Deferral Percentage Test. To the extent that a group of Employers that are Related Employers have elected to make Safe Harbor Matching Contributions (i.e., all Employers except those specifically designated by the Committee as a separate line of business), the limitations of this Section F.01.B. do not apply. This Section F.01.B. shall continue to apply to the portion of the Plan allocable to any group of Employers that are Related Employers that do not elect to make Safe Harbor Matching Contributions. In any Plan Year in which the Actual Deferral Percentage for the group of Highly Compensated Employees, taking into account Employee elections, would be more than the greater of:
(i)    The Actual Deferral Percentage for the group of Non-highly Compensated Employees for the current Plan Year multiplied by 1.25, or
(ii)    The lesser of two percent plus the Actual Deferral Percentage for the group of Non-highly Compensated Employees for the current Plan Year or the Actual Deferral Percentage for the group of Non-highly Compensated Employees for the current Plan Year multiplied by two, the deferral elections of the Highly Compensated Employees shall be reduced to the extent necessary so that the Actual Deferral Percentage for the group of Highly Compensated Employees is not more than the greater of subparagraphs (i) or (ii) of this subsection B. Under such reduction, the dollar amount of the Excess Compensation Deferrals is determined as described in subsection A(ii) above. Next, the Elective Deferral Contributions of the Highly Compensated Employee with the highest dollar amount of Elective Deferral Contributions (not necessarily the Highly Compensated Employee with the highest Actual Deferral Percentage) is reduced to the extent required to equal the maximum deferral dollar amount for Highly Compensated Employees permitted by subparagraphs (i) or (ii) of this subsection B, or to cause such Highly Compensated Employee's Elective Deferral Contributions to equal the dollar amount of the Elective Deferral Contributions of the Highly Compensated Employee with the next highest dollar amount of Elective Deferral Contributions, whichever is less. This process is repeated until the aggregate dollar amount of all Highly Compensated Employee Elective Deferral Contributions is reduced to an amount that will cause the dollar amount of the Elective Deferral Contributions for all Highly Compensated Employees in the aggregate to equal the dollar amount of Elective Deferral Contributions that will cause the average of the Actual Deferral Percentages for the group of Highly Compensated Employees to equal the maximum amount permitted under this Section. Alternatively (or in addition to the reductions set forth above), if the Employer has made any Qualified Matching or Qualified Non-elective Contributions for the Plan Year in question, the Plan Administrator may elect to treat all or any part of any such contributions meeting the requirements of Treasury Regulations Section 1.401(k)-2(a)(6) as Elective Deferral Contributions to the extent necessary to satisfy the Actual Deferral Percentage test of this Section. Any Qualified Matching or Qualified Non-elective Contributions so applied shall not be included in the computation of the Actual Contribution Percentage test requirements of Code Section 401(m) otherwise applicable to such contributions.
C.    Testing Groups. The Actual Deferral Percentage test may be performed separately with respect to those Participants who have met the minimum age and service requirements of Code Section 410(a)(1)(A) from those who have not met such requirements.
D.    Code Section 415 Limitation. The Employer shall not make a contribution to the Trust to the extent the contribution would exceed the Participant’s “Maximum Permissible Amount” described in this Appendix F.
E.    Multiple Code Section 401(k) Plans. The Actual Deferral Percentage for any Participant who is a Highly Compensated Employee for the Plan Year and who is eligible to have Elective Deferral Contributions (and Qualified Non-elective Contributions or Qualified Matching Contributions, or both, if treated as Elective Deferral Contributions for purposes of the Actual Deferral Percentage test) allocated to his Accounts under two or more arrangements described in Section 401(k) of the Code that are maintained by the Employer, shall be determined as if such Elective Deferral Contributions (and, if applicable, such Qualified Non-elective Contributions or Qualified Matching Contributions, or both) were made under a single arrangement. If a Highly Compensated Employee participates in two or more cash or deferred arrangements described in Section 401(k) of the Code that have different Plan Years, all Elective Deferral Contributions made under each such plan during the Plan Year of the plan being tested shall be aggregated in determining the Employee’s Actual Deferral Percentage. Notwithstanding the foregoing, cash or deferred arrangements under plans that are not permitted to be aggregated under Treasury Regulations Section 1.401(k)-1(b)(4) (determined without regard to the prohibition on aggregating plans with inconsistent testing methods set forth in Treasury Regulations Section 1.401(k)-1(b)(4)(iii)(B) and the prohibition on aggregating plans with different plan years set forth in Treasury Regulations Section 1.410(b)-7(d)(5)) are not aggregated for purposes of determining a Highly Compensated Employee’s Actual Deferral Percentage.
F.    Optional Plan Aggregation In the event that this Plan satisfies the requirements of Sections 401(k), 401(a)(4), or 410(b) of the Code only if aggregated with one or more other plans, or if one or more other plans satisfy the requirements of such sections of the Code only if aggregated with this Plan, then this Section shall be applied by determining the Actual Deferral Percentage of Employees as if all such plans were a single plan. Plans may be aggregated in order to satisfy Section 401(k) of the Code only if they have the same Plan Year.
G.    Time for Making Contributions. For purposes of determining the Actual Deferral Percentage test, Elective Deferral Contributions, Qualified Non-elective Contributions and Qualified Matching Contributions must be made before the last day of the 12-month period immediately following the Plan Year to which such contributions relate. Elective Deferral Contributions must, in any event, be paid over by the Employer to the Trustee by the earlier of the date on which they can reasonably be segregated from the Employer's general assets or within 15 business days after the end of the calendar month in which the Elective Deferral Contributions were withheld from the Participant's Compensation.
H.    Recordkeeping. The Plan Administrator shall maintain records sufficient to demonstrate satisfaction of the Actual Deferral Percentage test and the amount of Qualified Non-elective Contributions or Qualified Matching Contributions, or both, used in such test.
I.    Compliance with the Code. The determination and treatment of the Actual Deferral Percentage amounts of any Participant shall satisfy such other requirements as may be prescribed by the Secretary of the Treasury. In performing the required testing hereunder, any variations in procedures or methods permitted under the Code and applicable Treasury Regulations may be employed.
Section F.02.    DISTRIBUTION OF EXCESS COMPENSATION DEFERRALS. Notwithstanding any other provision of this Plan, Excess Compensation Deferrals, plus any income and minus any loss allocable thereto, shall be distributed no later than the last day of each Plan Year to Participants to whose Accounts such Excess Compensation Deferrals were allocated for the preceding Plan Year. Whenever possible, however, such distributions shall be made within two and one-half months after the end of the Plan Year during which the Excess Compensation Deferrals occurred. Such distributions shall be made to Highly Compensated Employees on the basis of the respective portions of the Excess Compensation Deferrals attributable to each of such Employees under the methodology described above. Excess Compensation Deferrals shall be treated as Annual Additions under the Plan.
A.    Determination of Income or Loss: Excess Compensation Deferrals shall be adjusted for any income or loss. Such adjustments shall include any income or loss through the end of the Plan Year in which the excess arose. For corrective distributions that are made for Plan Years beginning on and after January 1, 2006 and prior to January 1, 2008, such adjustments shall also include any income or loss for the period from the end of the taxable year in which the excess arose up to the date of distribution (or up to a date that is no more than seven days before the date of the corrective distribution) (the “Gap Period”). Gap Period adjustments shall not be made for Plan Years beginning on and after January 1, 2008. For Plan Years beginning prior to January 1, 2006, Gap Period adjustments are made only in the discretion of the Committee. The income or loss allocable to Excess Compensation Deferrals is the sum of: (i) income or loss allocable to the Participant's Elective Deferral Account (and, if applicable, the Qualified Non-elective Contribution Account or the Qualified Matching Contribution Account or both) for the Plan Year multiplied by a fraction, the numerator of which is such Participant's Excess Compensation Deferrals for the year and the denominator of which is the Participant's Account balance attributable to Compensation Deferrals (and Qualified Non-Elective Contributions or Qualified Matching Contributions, or both, if any of such contributions are included in the Actual Deferral Percentage test) without regard to any income or loss occurring during such Plan Year; and (ii) ten percent of the amount determined under (i) multiplied by the number of whole calendar months between the end of the Plan Year and the date of distribution, counting the month of distribution if distribution occurs after the 15th day of such month. Alternatively, the Committee may determine the income or loss allocable to Excess Compensation Deferrals under any reasonable method that does not violate the general nondiscrimination rules of Code Section 401(a)(4), is used consistently for all Participants and for all such corrective distributions under the Plan for the Plan Year, and is used by the Plan for allocating income to Participants’ Accounts.
B.    Accounting for Excess Compensation Deferrals: Excess Compensation Deferrals shall be distributed from the Participant's Elective Deferral Contribution Account and Qualified Matching Contribution Account (if applicable) in proportion to the Participant’s Elective Deferral Contributions and Qualified Matching Contributions (to the extent used in the Actual Deferral Percentage test) for the Plan Year. Excess Compensation Deferrals shall be distributed from the Participant's Qualified Non-elective Contribution Account only to the extent that such Excess Compensation Deferrals exceed the balance in the Participant's Elective Deferral Contribution Account and Qualified Matching Contribution Account.
Section F.03.    DOLLAR LIMITATIONS ON ELECTIVE DEFERRALS.
A.    Definitions:
(i)    “Elective Deferrals” means any Employer contributions made to the Plan at the election of the Participant, in lieu of cash compensation, and shall include contributions made pursuant to a compensation reduction agreement or other deferral mechanism. With respect to any taxable year, a Participant's Elective Deferral is the sum of all employer contributions made on behalf of such Participant pursuant to an election to defer under any qualified cash or deferred arrangement as described in Section 401(k) of the Code, any simplified employee pension cash or deferred arrangement as described in Code Section 402(h)(1)(B), any SIMPLE IRA described in Code Section 408(p), any eligible deferred compensation plan under Code Section 457, any plan as described under Code Section 501(c)(18), and any employer contributions made on the behalf of a Participant for the purchase of an annuity contract under Code Section 403(b) pursuant to a compensation reduction agreement.
(ii)    “Excess Elective Deferrals” means those Elective Deferrals that are includible in a Participant's gross income under Section 402(g) of the Code to the extent such Participant's Elective Deferrals for a taxable year exceed the dollar limitation under such Code section. Excess Elective Deferrals shall be treated as Annual Additions under the Plan, except to the extent they are distributed pursuant to subsection C below.
B.    Prohibition of Deferrals in Excess of Code Section 402(g) Dollar Limitations. No Participant shall be permitted to have Elective Deferrals made under this Plan, or any other qualified plan, during any taxable year, in excess of the dollar limitation contained in Section 402(g) of the Code (as adjusted for increases in the cost-of-living) in effect at the beginning of such taxable year, except to the extent Catch-up Contributions are permitted to be made to the Plan, as described in Code Section 414(v), or such Elective Deferrals are made by reason of a Participant's Qualified Military Service.
C.    Distribution of Excess Elective Deferrals. A Participant may assign to this Plan any Excess Elective Deferrals made during a taxable year of the Participant by notifying the Plan Administrator on or before March 15 of the following taxable year of the amount of the Excess Elective Deferrals to be assigned to the Plan.
Notwithstanding any other provision of the Plan, Excess Elective Deferrals, plus any income and minus any loss allocable thereto, shall be distributed no later than April 15 to any Participant to whose Account Excess Elective Deferrals were assigned for the preceding year and who claims Excess Elective Deferrals for such taxable year.
D.    Determination of Income or Loss. Excess Elective Deferrals shall be adjusted for any income or loss. Such adjustments shall include any income or loss through the end of the Plan Year in which the excess arose. For corrective distributions that are made for the Plan Year beginning January 1, 2007, such adjustments shall also include any income or loss for the period from the end of the taxable year in which the excess arose up to the date of distribution (the “Gap Period”). Gap Period adjustments shall not be made for Plan Years beginning on and after January 1, 2008. For Plan Years beginning prior to January 1, 2007, Gap Period adjustments are made only in the discretion of the Plan Administrator. The income or loss allocable to Excess Elective Deferrals is the sum of (i) income or loss allocable to the Participant’s Elective Deferral Account for the taxable year multiplied by a fraction, the numerator of which is such Participant’s Excess Elective Deferrals for the year and the denominator of which is the Participant’s Account balance attributable to Elective Deferrals without regard to any income or loss occurring during such taxable year; and (ii) if the distribution is to be adjusted for income or loss during the Gap Period, ten percent of the amount determined under (i) multiplied by the number of whole calendar months between the end of the Participant’s taxable year and the date of distribution, counting the month of distribution if distribution occurs after the 15th day of such month. Alternatively, the Plan Administrator may determine the income or loss allocable to Excess Elective Deferrals under any reasonable method which does not violate the general nondiscrimination rules of Code §401(a)(4), is used consistently for all Participants and for all such corrective distributions under the Plan for the Plan Year, and is used by the Plan for allocating income to Participants’ Accounts.
Participants who claim Excess Elective Deferrals for the preceding taxable year must submit their claims in writing to the Plan Administrator by March 15 of the calendar year following the Plan Year in which such Excess Elective Deferrals are claimed to have been made.
Section F.04.    LIMITATIONS APPLICABLE TO MATCHING CONTRIBUTIONS. For a group of Employers that are Related Employers and that elect to make Safe Harbor Matching Contributions (i.e., all Employers except those specifically designated by the Committee as a separate line of business), the limitations of this Section F.04 on Matching Contributions shall be met by complying with the requirements of Code Section 401(m)(12) and the applicable Treasury Regulations issued thereunder. This Section F.04 shall continue to apply to the Matching Contributions of any Employer and its Related Employers that do not elect to make Safe Harbor Matching Contributions.
A.    Definitions. For purposes of this Section, the following definitions shall apply:
(i)    “Actual Contribution Percentage” shall mean the average of the Contribution Percentages of the eligible Participants in a group.
(iii)    “Contribution Percentage” shall mean the ratio (expressed as a percentage) of the Participant's Contribution Percentage Amounts to the Participant's Compensation for the Plan Year (whether or not the Employee was a Participant for the entire Plan Year).
(iv)    “Contribution Percentage Amounts” shall mean the sum of the Matching Contributions and Qualified Matching Contributions (to the extent not taken into account for purposes of the Actual Deferral Percentage test) made under the Plan on behalf of the Participant for the Plan Year. Such Contribution Percentage Amounts shall not include the following: (a) Matching Contributions that are forfeited either to correct Excess Aggregate Contributions or because the contributions to which they relate are Excess Compensation Deferrals, Excess Elective Deferrals, or Excess Aggregate Contributions, (b) Matching Contributions made by reason of an Eligible Employee’s Qualified Military Service, and (c) disproportionate target Matching Contributions as described in Treasury Regulations Section 1.401(m)-2(a)(5)(ii). Notwithstanding the foregoing, such Contribution Percentage Amounts shall include forfeitures of Excess Aggregate Contribution Percentage Amounts allocated to the Participant’s Account, which shall be taken into account in the year in which such forfeiture is allocated. If it so desires, the Employer may make Qualified Non-elective Contributions designated for inclusion in the Contribution Percentage Amounts. The Employer also may elect to use Elective Deferral Contributions in the Contribution Percentage Amounts so long as the Actual Deferral Percentage test is met before the Elective Deferral Contributions are used in the Actual Contribution Percentage test and continues to be met following the exclusion of those Elective Deferrals that are used to meet the Actual Contribution Percentage test.
(v)    “Eligible Participant” shall mean any Employee who is eligible to make an Employee Contribution or an Elective Deferral (if the Employer takes such contributions into account in the calculation of the Contribution Percentage), or to receive a Matching Contribution (including forfeitures) or a Qualified Matching Contribution.
(vi)    “Employee Contribution” shall mean any voluntary employee nondeductible contribution made to the Plan by or on behalf of a Participant that is included in the Participant's gross income in the year in which made and that is maintained under a separate account to which earnings and losses are allocated.
(vii)    “Excess Aggregate Contributions” shall mean, with respect to any Plan Year, the excess of:

1.
The aggregate Contribution Percentage Amounts taken into account in computing the numerator of the Actual Contribution Percentage actually made on behalf of Highly Compensated Employees for such Plan Year, over

2.
The maximum Contribution Amounts permitted by the Actual Contribution Percentage test (determined by reducing contributions made on behalf of Highly Compensated Employees in order of their Contribution Percentages beginning with the highest of such percentages).

Such determination shall be made after first determining Excess Compensation Deferrals pursuant to Section F.01. After making such determination, the dollar amount of the Excess Aggregate Contributions shall be determined. The Excess Aggregate Contributions, on a dollar amount basis, shall be allocated to the Account(s) of the Highly Compensated Participant(s) with the highest dollar amount of Contribution Percentage Amounts allocated to his/their Account(s) in a reverse leveling process similar to the one described in Section F.01 applicable to Elective Deferral Contributions.
(viii)    “Matching Contribution” shall mean an Employer contribution made to this or any other defined contribution plan on behalf of a Participant on account of an Employee Contribution made by such Participant, or on account of a Participant's Elective Deferral Contributions under a Plan maintained by the Employer.
B.    Actual Contribution Percentage Test. The Actual Contribution Percentage for Participants who are Highly Compensated Employees for each Plan Year and the Actual Contribution Percentage for Participants who are Non-highly Compensated Employees for the current Plan Year must satisfy one of the following tests:
(i)    The Actual Contribution Percentage for Participants who are Highly Compensated Employees for the Plan Year shall not exceed the Actual Contribution Percentage for Participants who are Non-highly Compensated Employees for the current Plan Year multiplied by 1.25; or
(ii)    The Actual Contribution Percentage for Participants who are Highly Compensated Employees for the Plan Year shall not exceed the Actual Contribution Percentage for Participants who are Non-highly Compensated Employees for the current Plan Year multiplied by two, provided that the Actual Contribution Percentage for Participants who are Highly Compensated Employees does not exceed such Actual Contribution Percentage for Participants who are Non-highly Compensated Employees by more than two percentage points.
C.    Testing Groups. The Actual Contribution Percentage test may be performed separately with respect to those Participants who have met the minimum age and service requirements of Code Section 410(a)(1)(A) from those who have not met such requirements.
D.    Aggregation of Contribution Percentage Amounts. For purposes of this Section, the Contribution Percentage for any Participant who is a Highly Compensated Employee and who is eligible to have Contribution Percentage Amounts allocated to his Account under two or more Plans described in Section 401(a) of the Code, or arrangements described in Section 401(k) of the Code that are maintained by the Employer, shall be determined as if the total of such Contribution Percentage Amounts was made under each plan. If a Highly Compensated Employee participates in two or more plans of the Employer that have different Plan Years, all Matching Contributions and Employee Contributions made under each such plan during the Plan Year of the plan being tested shall be aggregated in determining the Participant’s Contribution Percentage. Notwithstanding the foregoing, contributions under plans that are not permitted to be aggregated under Treasury Regulations Section 1.401(m)-1(b)(4) (determined without regard to the prohibition on aggregating plans with inconsistent testing methods set forth in Treasury Regulations Section 1.401(m)-1(b)(4)(iii)(B) and the prohibition on aggregating plans with different plans years set forth in Treasury Regulations Section 1.410(b)-7(d)(5)) are not aggregated for purposes of determining a Highly Compensated Employee’s Contribution Percentage
E.    Aggregation of Plans. In the event that this Plan satisfies the requirements of Sections 401(m), 401(a)(4) or 410(b) of the Code only if aggregated with one or more other plans, or if one or more other plans satisfy the requirements of such sections of the Code only if aggregated with this Plan, then this Section shall be applied by determining the Contribution Percentage of Employees as if all such plans were a single plan. Plans may be aggregated in order to satisfy Section 401(m) of the Code only if they have the same Plan Year.
F.    Allocation of Amounts to Plan Years. For purposes of determining the Actual Contribution Percentage test, Employee Contributions are considered to have been made in the Plan Year in which contributed to the Trust. Matching Contributions, Employee Contributions, Qualified Matching Contributions and Qualified Non-elective Contributions shall be considered made for a Plan Year if made no later than the end of the 12-month period beginning on the day after the close of the Plan Year.
G.    Recordkeeping. The Plan Administrator shall maintain records sufficient to demonstrate satisfaction of the Actual Contribution Percentage test and the amount of Qualified Non-elective Contributions or Qualified Matching Contributions, or both, used in such test.
H.    Code Requirements. The determination and treatment of the Contribution Percentage of any Participant shall satisfy such other requirements as may be prescribed by the Secretary of the Treasury. In performing the required testing hereunder, any variations in procedures or methods permitted under the Code and applicable Treasury Regulations may be employed.
I.    Employer Matching Contributions in Excess of 100%. An Employer Matching Contribution with respect to an Elective Deferral for a Non-highly Compensated Employee shall not be taken into account under the Actual Contribution Percentage test to the extent it exceeds the greatest of:

(i)	5% of Compensation;

(ii)	The Participant's Elective Deferral Contributions for a Plan Year; and

(iii)	The product of 2 times this Plan's representative matching rate and the Participant's Elective Deferral Contributions for a Plan Year.
For purposes of this Section, this Plan's “representative matching rate” is the lowest matching rate for any eligible Non-highly Compensated Employee among a group of Non-highly Compensated Employees that consists of half of all eligible Non-highly Compensated Employees in the Plan for the Plan Year who make Elective Deferral Contributions for the Plan Year (or, if greater, the lowest matching rate for all eligible Non-highly Compensated Employees in the Plan who are employed by the Employer on the last day of the Plan Year and who make Elective Deferral Contributions for the Plan Year). The “matching rate” for a Participant is the Matching Contributions made for such Participant divided by the Participant's Elective Deferral Contributions for the Plan Year. However, if the matching rate is not the same for all levels of Elective Deferral Contributions for a Participant, the Participant's matching rate is determined assuming that a Participant's Elective Deferral Contributions are equal to 6% of Compensation.
Section F.05.    DISTRIBUTION OF EXCESS AGGREGATE CONTRIBUTIONS. Notwithstanding any other provision of this Plan, Excess Aggregate Contributions, plus any income and minus any loss allocable thereto, shall be forfeited, if forfeitable, or if not forfeitable, distributed no later than the last day of each Plan Year to Participants to whose Accounts such Excess Aggregate Contributions were allocated for the preceding Plan Year. Excess Aggregate Contributions shall be treated as Annual Additions under the Plan.
A.    Determination of Income or Loss: Excess Aggregate Contributions shall be adjusted for any income or loss. Such adjustments shall include any income or loss through the end of the Plan Year in which the excess arose. For corrective distributions that are made for Plan Years beginning on and after January 1, 2006 and prior to January 1, 2008, such adjustments shall also include any income or loss for the period from the end of the taxable year in which the excess arose up to the date of distribution (or up to a date that is no more than seven days before the date of the corrective distribution) (the “Gap Period”). Gap Period adjustments shall not be made for Plan Years beginning on and after January 1, 2008. For Plan Years beginning prior to January 1, 2006, Gap Period adjustments will be made only in the discretion of the Committee. The income or loss allocable to Excess Aggregate Contributions is the sum of: (i) income or loss allocable to the Participant's Matching Account and Qualified Matching Contribution Account (if any, and only to the extent that amounts therein are not used in the Actual Deferral Percentage test), and Qualified Non-elective Contribution Account and Elective Deferral Account if any such amounts were used in calculating the Actual Contribution Percentage test, for the Plan Year, multiplied by a fraction, the numerator of which is such Participant's Excess Aggregate Contributions for the year and the denominator of which is the Participant's Account balance(s) attributable to Contribution Percentage Amounts without regard to any income or loss occurring during such Plan Year; and (ii) ten percent of the amount determined under (i) multiplied by the number of whole calendar months between the end of the Plan Year and the date of distribution, counting the month of distribution if distribution occurs after the 15th day of such month. Alternatively, the Committee may determine the income or loss allocable to Excess Aggregate Contributions under any reasonable method that does not violate the general nondiscrimination rules of Code Section 401(a)(4), is used consistently for all Participants and for all such corrective distributions under the Plan for the Plan Year, and is used by the Plan for allocating income to Participants’ Accounts.
B.    Forfeitures of Excess Aggregate Contributions: Forfeitures of Excess Aggregate Contributions may either be reallocated to the Accounts of Non-highly Compensated Employees or applied to reduce Employer contributions, as elected by the Employer.
C.    Accounting for Excess Aggregate Contributions: Excess Aggregate Contributions shall be forfeited, if forfeitable, or distributed from the Participant’s Matching Contribution Account and Qualified Matching Contribution Account (and, if applicable, the Participant's Qualified Non-elective Contribution Account or Elective Deferral Contribution Account, or both). Amounts forfeited by Highly Compensated Employees under this Section F.06.5. will be used to reduce future Employer contributions to the Plan.
Section F.06.    ALTERNATIVE TO DISTRIBUTION OF EXCESS AMOUNTS. In lieu of distributing Excess Compensation Deferrals or Excess Aggregate Contributions and to the extent elected by the Employer, the Employer may make Qualified Non-elective Contributions on behalf of Non-highly Compensated Employees that are sufficient to satisfy either the Actual Deferral Percentage test or the Actual Contribution Percentage test, or both, pursuant to regulations under the Code, and in accordance this Appendix F of the Plan.
Section F.07.    ANNUAL ADDITIONS - DEFINITIONS. For purposes of Section F.08, the following definitions and rules of interpretation shall apply:
A.    “Annual Additions” are the sum of the following amounts credited to a Participant’s Account for any Limitation Year:
(i)    Elective Deferral Contributions and Roth Elective Deferral Contributions (excluding Catch-Up Contributions);
(ii)    After-Tax Contributions;
(iii)    Matching Contributions;
(iv)    Profit Sharing Contributions;
(v)    Matching Contributions that are applied to the reduce ESOP Loan multiplied by a fraction, the numerator of which is the number of shares allocated to the Participant's Account as a Matching Contribution, and the denominator of which is the total number of shares released from the Unallocated Stock Account for such Limitation Year;
(vi)    Profit Sharing Contributions that are applied to reduce the ESOP Loan multiplied by a fraction, the numerator of which is the Participant's Compensation and the denominator of which is the total of all Participants' Compensation;
(v)    Qualified Matching Contributions;
(vi)    Qualified Non-elective Contributions, if any;
(vii)    Forfeitures, if any; and
(viii)    Excess amounts reapplied to reduce Employer contributions under Section F.08.
Except to the extent provided in Treasury Regulations, Annual Additions include any excess contributions described in Code Section 401(k), excess aggregate contributions described in Code Section 401(m), and excess deferrals described in Code Section 402(g), irrespective of whether the Plan distributes or forfeits such excess amounts. Annual Additions also include amounts allocated to an individual medical account (as defined in Code Section 415(l)(2)) included as part of a pension or annuity plan maintained by the Employer. Furthermore, Annual Additions include contributions attributable to post-retirement medical benefits allocated to the separate account of a Key Employee (as defined in Code Section 419(A)(d)(3)) under a welfare benefit fund (Code Section 419(e)) maintained by the Employer. Allocations under a SEP which is maintained by the Employer are treated as Annual Additions to a defined contribution plan. Rollover or Transfer Contributions shall not constitute Annual Additions. Further, Annual Additions do not include Restorative Payments allocated to a Participant’s Account. “Restorative Payments” are payments made to restore some or all of the Plan's losses due to an action (or failure to act) by a Plan fiduciary that creates a reasonable risk of liability for a breach of fiduciary duty (other than a breach of fiduciary duty arising from failure to remit contributions to the Plan) under Title I of ERISA or under other applicable federal or state law so long as Participants who are similarly situated are treated similarly with respect to the payments. Restorative Payments include, but are not limited to, payments to the Plan made pursuant to a Department of Labor order, the Department of Labor's Voluntary Fiduciary Correction Program, or a court-approved settlement, to restore losses to the Plan on account of a breach of fiduciary duty (other than a breach of fiduciary duty arising from failure to remit contributions to the Plan). In addition, dividends paid by an employee stock ownership plan (ESOP) and reinvested in the ESOP under Code Section 404(k)(2)(iii)(II) are not Annual Additions.
An Annual Addition is credited to a Participant’s Account for a Limitation Year if it is allocated to the Participant’s Account under the terms of the Plan as of any date within that Limitation Year. Similarly, an Annual Addition that is made pursuant to a corrective amendment that complies with the requirements of Treasury Regulations Section 1.401(a)(4)-11(g) is credited to a Participant’s Account for a Limitation Year if it is allocated to the Participant's Account under the terms of the corrective amendment as of any date within that Limitation Year. However, if the allocation of an Annual Addition is dependent upon the satisfaction of a condition (such as continued employment or the occurrence of an event) that has not been satisfied by the date as of which the Annual Addition is allocated under the terms of the Plan, the Annual Addition is considered allocated as of the date the condition is satisfied.
Elective Deferral Contributions, Roth Elective Deferral Contributions, Catch-Up Contributions, Matching Contributions, Qualified Matching Contributions, Profit Sharing Contributions Qualified Non-elective Contributions, if any, are not treated as credited to a Participant's Account for a Limitation Year unless the contributions are actually made to the Plan no later than 30 days after the end of the period described in Code Section 404(a)(6) applicable to the taxable year with or within which the Limitation Year ends. If contributions are made to the Plan after the end of the period during which contributions can be made and treated as credited to a Participant's Account for a Limitation Year, allocations attributable to those contributions are treated as credited to the Participant's Account for the Limitation Year during which those contributions are made. After-Tax Contributions are not treated as credited to a Participant's Account for a particular Limitation Year unless the contributions are actually made to the Plan no later than 30 days after the close of that Limitation Year. A forfeiture is treated as an Annual Addition for the Limitation Year that contains the date as of which it is allocated to a Participant’s Account as a forfeiture. If the Employer contributes an amount to a Participant’s Account with respect to a prior Limitation Year and such contribution is required by reason of such Participant’s rights under Code Section 414(u)(1), then such contribution is considered an Annual Addition for the Limitation Year to which the contribution relates instead of the Limitation Year in which the contribution is made.
If the Employer contributes an amount to a Participant’s Account with respect to a prior Limitation Year and such contribution is required by reason of such Participant’s rights under Code Section 414(u)(1), then such contribution is considered an Annual Addition for the Limitation Year to which the contribution relates instead of the Limitation Year in which the contribution is made.
If an amount is allocated to a Participant’s Account in a Limitation Year because of an erroneous forfeiture in a prior Limitation Year or because of an erroneous failure to allocate amounts in a prior Limitation Year, the corrective allocation will not be considered an Annual Addition with respect to the Participant for the Limitation Year in which the correction occurs, but will be considered an Annual Addition for the Limitation Year to which it relates. For purposes of the foregoing sentence, if the amount so contributed in the Limitation Year takes into account actual investment gains attributable to the period subsequent to the year to which the contribution relates, the portion of the total contribution that consists of such gains is not considered an Annual Addition for any Limitation Year.
B.    “Defined Benefit Plan.” A retirement plan that does not provide for individual accounts for Employer contributions. The Committee shall treat all Defined Benefit Plans (whether or not terminated) maintained by the Employer as a single plan.
C.    “Defined Contribution Plan.” A retirement plan that provides for an individual account for each participant and for benefits based solely on the amount contributed to the participant's account, and any income, expenses, gains and losses, and any forfeitures of accounts of other participants that the Committee may allocate to such Participant's account. The Committee shall treat as a Defined Contribution Plan an individual medical account (as defined in Code Section 415(l)(2)) included as part of a Defined Benefit Plan maintained by the Employer and a welfare benefit fund under Code Section 419(e) maintained by the Employer to the extent there are post-retirement medical benefits allocated to the separate account of a key employee (as defined in Code Section 419A(d)(3)). The Committee shall treat all Defined Contribution Plans (whether or not terminated) maintained by the Employer as a single plan.
D.    “Limitation Year.” The Plan Year.
E.    “Maximum Permissible Amount.” The maximum permissible amount with respect to any Participant shall be the lesser of:
(i)    $40,000 (as adjusted in accordance with Code Section 415(d)) ($52,000 for 2014), or
(ii)    100% of the Participant's Compensation for the Limitation Year.
The Compensation limit set forth in (ii) above, shall not apply to any contribution for medical benefits after Severance from Employment (within the meaning of Code Section 401(h) or Code Section 419(f)(2)), which is otherwise treated as an Annual Addition. If there is a short Limitation Year because of a change in Limitation Year, the Committee will multiply the $40,000 limitation (or larger limitation) by the following fraction:
Number of months in the short Limitation Year
12.
F.    “Participating Employer.” Each Employer and any Related Employers. Solely for purposes of applying the limitations of this Section F.07., the Plan Administrator shall determine Related Employers by modifying Code Sections 414(b) and (c) in accordance with Code Section 415(h).
G.    Required Plan Aggregation. For purposes of applying the limitations of Code Section 415(b), (c) and (e) applicable to a Participant for a particular Limitation Year, all qualified Defined Benefit Plans (without regard to whether a plan has been terminated) ever maintained by the Company will be treated as one Defined Benefit Plan and all qualified Defined Contribution Plans (without regard to whether a plan has been terminated) ever maintained by the Company will be treated as part of this Plan.
Section F.08.    ANNUAL ADDITION -- LIMITATIONS. The amount of the Annual Addition that may be credited under this Plan to any Participant's Account as of any allocation date shall not exceed the Maximum Permissible Amount reduced by the sum of any credits of Annual Additions made to the Participant's Account under all Defined Contribution Plans as of any preceding allocation date within the Limitation Year.
If an allocation date of this Plan coincides with an allocation date of any other qualified Defined Contribution Plan maintained by the Company, the amount of the Annual Additions that may be credited under this Plan to any Participant's Account as of such date shall be an amount equal to the product of the amount to be credited under this Plan without regard to this Appendix F multiplied by the lesser of one or a fraction, the numerator of which is the amount described in this Section F.08 during the Limitation Year and the denominator of which is the amount that would otherwise be credited on this allocation date under all Defined Contribution Plans without regard to this Appendix F.
If contributions to this Plan on behalf of a Participant are to be reduced prior to their contribution to the Plan as a result of this Appendix F, such reduction shall be effected by first reducing the amount of Elective Deferral Contributions (along with any corresponding Matching Contributions) on behalf of such Participant, and then, if necessary, by reducing the Profit Sharing Contributions, if any, that would otherwise have been allocated to a Participant's Account. Corrections for excess Annual Additions shall be made in a manner consistent with the EPCRS issued by the IRS, as in effect from time to time.
In any Plan Year in which the Plan Administrator deems it necessary to do so to meet the requirements of this Section or the Code and the Treasury Regulations thereunder, the Plan Administrator may further reduce the amount of Elective Deferral Contributions that may be made to a Participant's Account. The rules under Code Section 415(j) shall apply as appropriate. In no event shall a Participant’s benefit be double counted in the application of these aggregation rules. The limitations of this Section F.08 shall be determined and applied taking into account the aggregation rules provided herein, and the aggregation rules not otherwise provided in this Section, as incorporated by reference from Treasury Regulations Section 1.415(f)-1. However, any increase in benefits resulting from the application of such rules in effect as of a Limitation Year beginning on or after January 1, 2008, shall apply only to Participants who have completed at least one (1) Hour of Service with a Participating Employer after December 31, 2007.
Section F.09.    QSLOB TESTING PROVISIONS. For any testing year (as defined in Code Section 414(r)) the Company may elect (by filing with the IRS at the time and in the manner prescribed by the IRS) to use qualified separate lines of business (“QSLOB”) in order to satisfy nondiscrimination and/or coverage testing for the Plan.

TELEFLEX 401(k) SAVINGS PLAN

APPENDIX G

SPECIAL RULES REGARDING PARTICIPANTS IN THE
VASONOVA, INC. 401(K) PLAN

On January 10, 2011, Teleflex Incorporated acquired VasoNova, Inc. Effective September 4, 2012, the VasoNova, Inc. 401(k) Plan shall be merged with and into the Plan and shall cease to exist as an independent plan. Notwithstanding any provision of the Plan to the contrary, the following provisions shall apply to benefits accrued under the VasoNova, Inc. 401(k) Plan prior to February 17, 2011 (the date that participation in and contributions to the VasoNova, Inc. 401(k) Plan were frozen) that are merged into the Plan:

1.
Effective as of September 4, 2012, Section 5.08 of the Plan shall apply to benefits under the VasoNova, Inc. 401(k) Plan that are merged into the Plan. As a result, the only forms of payment available for benefits under the VasoNova, Inc. 401(k) Plan that are merged into the Plan are the forms set forth in Section 5.08 of the Plan.

2.	Effective as of September 4, 2012, the hardship withdrawal provisions in Section 6.01 of the Plan shall apply to benefits under the VasoNova, Inc. 401(k) Plan that are merged into the Plan.
TELEFLEX 401(k) SAVINGS PLAN

APPENDIX H

DISTRIBUTION OF AMOUNTS ATTRIBUTABLE TO TRANSFER FROM

THE HUDSON RESPIRATORY CARE, INC. PROFIT SHARING PLAN
Effective as of February 1, 2004, the Hudson Respiratory Care, Inc. Pension Plan (“Hudson Pension Plan”), a money purchase pension plan, was merged with and into the Hudson Profit Sharing Plan. As a result, consistent with Code Section 411(d)(6), the Hudson Profit Sharing Plan preserved the annuity forms of distribution available under the Hudson Pension Plan for benefits transferred to the Hudson Profit Sharing Plan from the Hudson Pension Plan. On July 3, 2006, the Hudson Respiratory Care, Inc. Profit Sharing Plan (“Hudson Profit Sharing Plan”) was merged with and into the Plan. Notwithstanding anything in the Plan to the contrary, distributions from the portion of a Participant’s Account attributable to amounts transferred to the Plan from the Hudson Profit Sharing Plan shall be subject to the distribution rules of this Appendix H to the extent the distribution rules of this Appendix H are inconsistent with the distribution rules of the Plan.
ARTICLE A    DEFINITIONS.
Except as provided below, all terms used herein shall have the same meaning as set forth in the Plan unless a different meaning is plainly required by the context. For purposes of this Appendix H, the following words and phrases have the following meanings unless a different meaning is plainly required by the context.
A.1    “Annuity Starting Date” means the first day of the first period for which an amount is payable as an annuity or, in the case of a benefit not payable in the form of an annuity, the first day on which all events have occurred that entitle the Participant to such benefit.
A.2    “Earliest Retirement Age” means the earliest date on which, under the Plan, the Participant could elect to receive his Transferred Amount.
A.3    “Election Period” means the period that begins on the first day of the Plan Year in which the Participant reaches age 35 and ends on the date of the Participant’s death. If a Participant has a Severance from Employment prior to the first day of the Plan Year in which age 35 is reached, with respect to the Hudson Transfer Account as of the date of severance, the Election Period shall begin on the date of severance.
A.4    “Hudson Transfer Account” means the portion of a Participant’s Account attributable to amounts transferred to the Plan from the Hudson Profit Sharing Plan.
A.5    “Normal Retirement Age” means the later of the date on which a Participant reaches age 65 or the fifth anniversary of the Participant’s Employment Commencement Date.
A.6    “Qualified Election” means a waiver of a Qualified Joint and Survivor Annuity or a Qualified Preretirement Survivor Annuity. A Qualified Election must be consented to by the Participant’s Spouse (to whom the survivor annuity is payable under the Qualified Joint and Survivor Annuity) in writing, designate a Beneficiary (or form of benefit) that may not be changed without Spousal consent or the Spouse’s consent acknowledges the Spouse’s right to limit consent to a specific Beneficiary (or form of benefit), and expressly and voluntarily permit designations by the Participant without any requirement of further consent by the Spouse and the Spouse’s consent to a waiver acknowledges the effect of such election and is witnessed by a notary public or a member of the Benefits Group. The Spouse’s consent is irrevocable, unless the Participant revokes the waiver election. Notwithstanding this consent requirement, if the Participant establishes to the satisfaction of the Benefits Group that such written consent cannot be obtained because there is no Spouse or the Spouse cannot be located, a waiver will be deemed a Qualified Election. If the Participant’s Spouse is legally incompetent to give consent, the Spouse’s legal guardian (even if the guardian is the Participant) may give consent. Also, if the Participant is legally separated or has been abandoned (within the meaning of local law) and the Participant has a court order to such effect, Spousal consent is not required unless a qualified domestic relations order provides otherwise. Any consent necessary under this provision will be valid only with respect to the Spouse who signs the consent, or in the event of a deemed Qualified Election, the designated Spouse. Additionally, a revocation of a prior waiver may be made by a Participant without the consent of the Spouse at any time before the commencement of benefits. The number of revocations shall not be limited.
A.7    “Qualified Joint and Survivor Annuity” means an immediate annuity that is purchasable from a commercial insurer with a Participant’s Hudson Transfer Account balance and which is payable for the life of the Participant with, if the Participant is married on the Annuity Starting Date, a survivor annuity for the life of the Participant’s surviving Spouse equal to 50% of the amount of the annuity payable during the joint lives of the Participant and his Spouse.
A.8    “Qualified Preretirement Survivor Annuity” means a monthly annuity for the life of the Participant’s Spouse that can be purchased with the full fair market value of the Participant’s Hudson Transfer Account.
ARTICLE B    PAYMENT AND FORM OF BENEFITS.
Except as provided below, a Participant’s Hudson Transfer Account shall be distributed in accordance with Article V of the Plan.
B.1    Normal Form of Benefit. Subject to Section 5.03 of the Plan, unless an optional form of benefit has been selected pursuant to a Qualified Election within the 180-day period ending on the Participant’s Annuity Starting Date, a married Participant’s Hudson Transfer Account will be paid in the form of a Qualified Joint and Survivor Annuity. For purposes of applying this Appendix H, a former Spouse shall be treated as the Participant’s Spouse or surviving Spouse to the extent provided under a qualified domestic relations order (as defined in Code Section 414(p)).
B.2    Election of Benefits - Notice and Election Procedures. Within 180 days before but not later than 30 days (or seven (7) days, if the 30-day period is waived by the Participant and the Participant’s Spouse, if applicable) before the Participant’s Annuity Starting Date, the Plan Administrator shall supply the Participant with a written explanation describing the terms and conditions of the normal form of benefit payable to him under Section B.1., the optional forms of benefit available under the Plan, including the material features and relative values of those options, the Participant’s right to make, and the effect of, an election to waive the normal form of benefit, the rights of the Participant’s Spouse, if applicable, regarding the waiver election, the Participant’s right to make, and the effect of, a revocation of a waiver election, the Participant’s right to defer distribution until he attains the later of Normal Retirement Age or age 62, and a description of how much larger benefits will be if the commencement of distribution is deferred, in a manner that would satisfy the notice requirements of Code Section 417(a)(3) and Treasury Regulations Section 1.417(a)(3)-1. Notices given in Plan Years beginning after December 31, 2006, shall also include a description of how much larger benefits will be if the commencement of distribution is deferred. The written explanation shall advise the Participant that his benefit will be paid in the normal form of benefit unless, within the election period before his Annuity Starting Date, he makes a Qualified Election.
B.3    Extension of Election Period. If by not later than the day before his Annuity Starting Date, the Participant requests the Plan Administrator to furnish him with additional information relating to the effect of the normal form of benefit payable to him under Section B.1., the election period under Section B.2. shall be extended and his Annuity Starting Date shall be postponed to a date not later than 180 days following the date the Plan Administrator furnishes him with the additional information.
B.4    Change of Election. Any Participant electing an optional form of benefit under Section B.5 may revoke such election and file a new election with the Plan Administrator at any time prior to the Participant’s Annuity Starting Date. Upon the Participant's Annuity Starting Date, his election shall become irrevocable.
B.5    Optional Form of Benefit Payment. Subject to the Spousal consent requirements (if applicable) and in lieu of the normal form of benefit payment provided for in Section B.2., a Participant may elect one of the following forms of benefit payment for his Hudson Transfer Account:
B.5.1    A cash lump sum distribution; or
B.5.2    A life annuity payable for the life of the Participant.
ARTICLE C    PRERETIREMENT DEATH BENEFITS.
C.1    Eligibility for Spouse’s Preretirement Death Benefit. If a married Participant who has a Hudson Transfer Account dies before his Annuity Starting Date, his Spouse shall receive a Qualified Preretirement Survivor Annuity, unless pursuant to a Qualified Election, the Participant waived the Spouse’s Qualified Preretirement Survivor Annuity and the Spouse consented to such waiver. Notwithstanding the foregoing, if the Participant’s Nonforfeitable Account balance at the time the distribution commences is not greater than $5,000, the Participant’s Nonforfeitable Account balance shall be paid in a single lump sum to the Participant’s surviving Spouse or other Beneficiary in lieu of a Qualified Preretirement Survivor Annuity as soon as administratively practicable after his death.
C.2    Payment of Spouse’s Preretirement Death Benefit. If the Participant dies after reaching his Earliest Retirement Age, the Spouse’s Qualified Preretirement Survivor Annuity shall be payable for the Spouse’s life, beginning on the first day of the month following the date of the Participant’s death; provided, however, that if the Participant dies before reaching his Normal Retirement Age, the Spouse may elect to defer the payment of benefits until the first day of the month following the date on which the Participant would have reached his Normal Retirement Age. If the Participant dies before reaching his Earliest Retirement Age, the Spouse’s Qualified Preretirement Survivor Annuity shall be payable for the Spouse’s life beginning on the first day of the month following the date the Participant would have attained his Earliest Retirement Age, or such later date as the Spouse may elect, but no later than the first day of the month following the date on which the Participant would have reached his Normal Retirement Age. However, upon written notice to the Plan Administrator, the Spouse may elect to have the Qualified Preretirement Survivor Annuity begin within a reasonable period after the Participant’s death, or to have the Participant’s Hudson Transfer Account paid in a lump sum as soon as administratively feasible after the Valuation Date next following the Participant’s death.
C.3    Notice Requirements. The Plan Administrator shall provide each Participant within the “applicable period” for each Participant a written explanation of:
C.3.1    The terms and conditions of a Qualified Preretirement Survivor Annuity;
C.3.2    The Participant’s rights to make and the effect of an election to waive the Qualified Preretirement Survivor Annuity;
C.3.3    The rights of the Participant’s Spouse; and
C.3.4    The right to make, and the effect of, a revocation of a previous election to waive the Qualified Preretirement Survivor Annuity.
The “applicable period” for a Participant is whichever of the following ends last: (i) the period beginning on the first day of the Plan Year in which the Participant attains age 32 and ending on the last day of the Plan Year in which the Participant attains age 34; (ii) a reasonable period after an Employee becomes a Participant; (iii) a reasonable period after the joint and survivor rules become applicable to the Participant; or (iv) a reasonable period after a fully subsidized Qualified Preretirement Survivor Annuity no longer satisfies the requirements for a fully subsidized benefit. A reasonable period described in clauses (ii), (iii) and (iv) is the period beginning one year before and ending one year after the applicable event. If the Participant has a Severance from Employment before attaining age 35, clauses (i), (ii), (iii) and (iv) do not apply, and the written explanation shall be provided within the period beginning one year before and ending one year after the Severance from Employment. The Plan does not limit the number of times the Participant may revoke a waiver of the Qualified Preretirement Survivor Annuity or make a new waiver during the applicable period.
C.4    Waiver of Qualified Preretirement Survivor Annuity. A Participant who during the Election Period has made a Qualified Election to waive the Qualified Preretirement Survivor Annuity may direct that, if the Participant dies before his Annuity Starting Date, his Hudson Transfer Account will be paid:
C.4.1    To his Spouse, in one of the optional forms described in Section B.5 as elected by the Participant as soon as administratively practicable following the date of the Participant’s death, or at such later time elected by the surviving Spouse, but no later than December 31 of the year in which the Participant would have reached age 70½ had he lived; or
C.4.2    To a designated Beneficiary other than his Spouse in one of the optional forms described in Section B.5 as elected by the Participant by December 31 of the year following the year of the Participant’s death.
Any election made under this Section C.4 shall comply with the requirements of Article D.
C.5    Preretirement Death Benefits - Unmarried Participants. If an unmarried Participant dies before his Annuity Starting Date, his Beneficiary shall be entitled to receive his entire Hudson Transfer Account. Such amount shall be paid in a lump sum as soon as administratively feasible after the Valuation Date next following the Participant’s death.
ARTICLE D    REQUIRED DISTRIBUTIONS.
Distributions under this Appendix H shall be made in accordance with Section 401(a)(9) of the Code and the Treasury Regulations thereunder, as generally described in this Article D. The provisions of this Article D shall override any distribution option otherwise provided in this Appendix H that is inconsistent with Section 401(a)(9) of the Code. Notwithstanding the foregoing, the provisions of this Article D shall not alter the forms of benefit provided under this Appendix H to the extent that these benefit forms satisfy the requirements of Section 401(a)(9) of the Code and the Treasury Regulations thereunder.

TELEFLEX 401(k) SAVINGS PLAN

APPENDIX I

PARTICIPANT LOAN POLICY

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